Exhibit 10.38

Partners for Growth

Loan and Security Agreement

Borrower:	INTERWAVE COMMUNICATIONS, INC.

Address:	2495 Leghorn, Mountain View, California 94043

Date:	June 4, 2004

THIS LOAN AND SECURITY AGREEMENT is entered into on the above date between PARTNERS FOR GROWTH, L.P. (“PFG”), whose address is 560 Mission Street, 3rd floor, San Francisco, CA 94105 and the borrower named above (the “Borrower”), whose chief executive office is located at the above address (“Borrower’s Address”). The Schedule to this Agreement (the “Schedule”) shall for all purposes be deemed to be a part of this Agreement, and the same is an integral part of this Agreement.  (Definitions of certain terms used in this Agreement are set forth in Section 8 below.)

1.              LOANS.

1.1  Loans.  PFG will make loans to Borrower (the “Loans”) up to the amounts (the “Credit Limit”) shown on the Schedule, provided no Default or Event of Default has occurred and is continuing, and subject to deduction of Reserves for accrued interest and such other Reserves as PFG deems proper from time to time in its good faith business judgment.

1.2  Interest.  All Loans and all other monetary Obligations shall bear interest at the rate shown on the Schedule, except where expressly set forth to the contrary in this Agreement.  Interest shall be payable monthly, on the last day of the month.  Interest may, in PFG’s discretion, be charged to Borrower’s loan account, and the same shall thereafter bear interest at the same rate as the other Loans.

1.3  Overadvances.  If at any time or for any reason the total of all outstanding Loans exceeds the Credit Limit (an “Overadvance”), Borrower shall immediately pay the amount of the excess to PFG, without notice or demand.  Without limiting Borrower’s obligation to repay to PFG the amount of any Overadvance, Borrower agrees to pay PFG interest on the outstanding amount of any Overadvance, on demand, at the Default Rate.

1.4  Fees.  Borrower shall pay PFG the fees shown on the Schedule, which are in addition to all interest and other sums payable to PFG and are not refundable.

1.5 Loan Requests. To obtain a Loan, Borrower shall make a request to PFG by facsimile or telephone. Loan requests received after 12:00 Noon Pacific Time will not be considered by PFG until the next Business Day. PFG may rely on any telephone request for a Loan given by a person whom PFG believes in good faith is an authorized representative of Borrower, and Borrower will indemnify PFG for any loss PFG suffers as a result of that reliance.

2.  SECURITY INTEREST. To secure the payment and performance of all of the Obligations when due, Borrower hereby grants to PFG a security interest in all of the following (collectively, the “Collateral”):  all right, title and interest of Borrower in and to all of the following, whether now owned or hereafter arising or acquired and wherever located: all Accounts; all Inventory; all Equipment; all Deposit Accounts; all General Intangibles (including without limitation all Intellectual Property); all Investment Property; all Other Property; and any and all claims, rights and interests in any of the above, and all guaranties and security for any of the above, and all substitutions and replacements for, additions, accessions, attachments, accessories, and improvements to, and proceeds  (including proceeds of any insurance policies, proceeds of proceeds and claims against third parties) of, any and all of the above, and all Borrower’s books relating to any and all of the above. Notwithstanding anything herein to the contrary, in no event shall the security interest granted under this Section 2 attach to any of the following  (“Specified Contracts”):  any lease, license, contract, property rights or agreement to which Borrower is a party or any of its rights (including property rights with respect to equipment) or interests thereunder if and for so long as the grant of such security interest shall constitute or result in (i) the abandonment, invalidation or unenforceability of any right, title or interest of Borrower therein or (ii) in a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract property rights or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the Code (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law or principles of equity); provided however that such security interest shall attach immediately at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied and to the extent severable, shall attach immediately to any portion of such lease, license, contract, property rights or agreement that does not result in any of the consequences specified in (i) or (ii) above. Except as disclosed on Exhibit A hereto, Borrower represents and warrants to PFG that there are no Specified Contracts which are material to Borrower’s business.  Borrower shall not, hereafter, without PFG’s prior written consent, enter into any Specified Contract which is material to Borrower’s business. In addition, notwithstanding anything herein to the contrary, in no event shall the security interest granted under this Section 2 attach to any of the outstanding capital stock of a controlled foreign corporation (as such term is defined in the Internal Revenue Code of 1986, as amended)  in excess of 65% of the voting power of all classes of capital stock of such controlled foreign corporation entitled to vote.

3.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF BORROWER.

In order to induce PFG to enter into this Agreement and to make Loans, subject to the exceptions set forth on the Disclosure Schedule attached hereto as Exhibit B, Borrower represents and warrants to PFG as follows, and Borrower covenants that the following representations will continue to be true, and that Borrower will at all times comply with all of the following covenants, throughout the term of this Agreement and until all Obligations have been paid and performed in full:

3.1  Corporate Existence and Authority.  Borrower is and will continue to be, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.  Borrower is and will continue to be qualified and licensed to do business in all jurisdictions in which any failure to do so would result in a Material Adverse Change.  The execution, delivery and performance by Borrower of this Agreement, and all other documents contemplated hereby (i) have been duly and validly authorized, (ii) are enforceable against Borrower in accordance with their terms (except as enforcement may be limited by equitable principles and by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors’ rights generally), and (iii) do not violate Borrower’s articles or certificate of incorporation, or Borrower’s by-laws, or any law or any material agreement or instrument which is binding upon Borrower or its property, and (iv) do not constitute grounds for acceleration of any material indebtedness or obligation under any agreement or instrument which is binding upon Borrower or its property.

3.2  Name; Trade Names and Styles.  As of the date hereof, the name of Borrower set forth in the heading to this Agreement is its name as presently set forth in its certificate of incorporation.  Listed in the Representations are, as of the date hereof, all prior names of Borrower and all of Borrower’s present and prior trade names.  Borrower shall give PFG 30 days’ prior written notice before changing its name or doing business under any other name.  Borrower has complied, and will in the future comply, in all material respects, with all laws relating to the conduct of business under a fictitious business name, if applicable to Borrower.

3.3  Place of Business; Location of Collateral. As of the date hereof, the address set forth in the heading to this Agreement is Borrower’s chief executive office.  In addition, as of the date hereof, Borrower has places of business and Collateral is located only at the locations set forth in the Representations.  Borrower will give PFG at least 30 days prior written notice before opening any additional place of business, changing its chief executive office, or moving any of the Collateral to a location other than Borrower’s Address or one of the locations set forth in the Representations, except that Borrower may maintain sales offices in the ordinary course of business at which not more than a total of $10,000 fair market value of Equipment is located.

3.4  Title to Collateral; Perfection; Permitted Liens.

(a)  Borrower is now, and will at all times in the future be, the sole owner of all the Collateral, except for items of Equipment which are leased to Borrower and except for Permitted Liens.  The Collateral now is and will remain free and clear of any and all liens, charges, security interests, encumbrances and adverse claims, except for Permitted Liens.  PFG now has, and will continue to have, an enforceable security interest in all of the Collateral, subject only to the Permitted Liens, and Borrower will at all times defend PFG and the Collateral against all claims of others.

(b)         Borrower has set forth in the Representations all of Borrower’s Deposit Accounts, as of the date hereof, and Borrower will give PFG five Business Days advance written notice before establishing any new Deposit Accounts and will cause the institution where any such new Deposit Account is maintained to execute and deliver to PFG a control agreement in form sufficient to perfect PFG’s security interest in the Deposit Account and otherwise satisfactory to PFG in its good faith business judgment.  Nothing herein limits any requirements which may be set forth in the Schedule as to where Deposit Accounts will be maintained.

(c) In the event that Borrower shall at any time after the date hereof have any commercial tort claims against others, which it is asserting or gives written notice of its intention to assert, and in which the potential recovery exceeds $100,000, Borrower shall promptly notify PFG thereof in writing and provide PFG with such information regarding the same as PFG shall request (unless providing such information would waive the Borrower’s attorney-client privilege).  Such notification to PFG shall constitute a grant of a security interest in the commercial tort claim and all proceeds thereof to PFG, and Borrower shall execute and deliver all such documents and take all such actions as PFG shall request in connection therewith.

(d)         None of the Collateral now is or will be affixed to any real property in such a manner, or with such intent, as to become a fixture.  Borrower is not and will not become a lessee under any real property lease pursuant to which the lessor may obtain any rights in any of the Collateral and no such lease now prohibits, restrains, impairs or will prohibit, restrain or impair Borrower’s right to remove any Collateral from the leased premises.  Whenever any Collateral is located upon premises in which any third party has an interest, Borrower shall, whenever requested by PFG, use commercially reasonable efforts to cause such third party to execute and deliver to PFG, in form acceptable to PFG, such waivers and subordinations as PFG shall specify in its good faith business judgment.  Borrower will keep in full force and effect, and will comply with all material terms of, any lease of real property where any of the Collateral now or in the future may be located.

3.5  Maintenance of Collateral.  Borrower will maintain the Collateral in good working condition (ordinary wear and tear excepted), and Borrower will not use the Collateral for any unlawful purpose.  Borrower will immediately advise PFG in writing of any material loss or damage to the Collateral.

3.6  Books and Records.  Borrower has maintained and will maintain at Borrower’s Address complete and accurate books and records, comprising an accounting system such that its financial statements can be prepared in accordance with GAAP.

3.7  Financial Condition, Statements and Reports.  All financial statements now or in the future delivered to PFG have been, and will be, prepared in conformity with GAAP and now and in the future will fairly present, in all material respects, the results of operations and financial condition of Borrower, in accordance with GAAP, at the times and for the periods therein stated.  Between the last date covered by any such statement provided to PFG and the date hereof, there has been no Material Adverse Change.

3.8  Tax Returns and Payments; Pension Contributions.  Borrower has timely filed, and will timely file, all material required tax returns and reports, and Borrower has timely paid, and will timely pay, all federal and state, and all material foreign and local taxes, assessments, deposits and contributions now or in the future owed by Borrower.  Borrower may, however, defer payment of any contested taxes, assessments, deposits and contributions, provided that Borrower (i) in good faith contests Borrower’s obligation to pay the same by appropriate proceedings promptly and diligently instituted and conducted, (ii) notifies PFG in writing of the commencement of, and any material development in, the proceedings, and (iii) posts bonds or takes any other steps required to keep the contested taxes from becoming a lien upon any of the Collateral.  Borrower is unaware of any claims or adjustments proposed for any of Borrower’s prior tax years which could result in additional taxes becoming due and payable by Borrower.  Borrower has paid, and shall continue to pay all amounts necessary to fund all present and future pension, profit sharing and deferred compensation plans in accordance with their terms, and Borrower has not and will not withdraw from participation in, permit partial or complete termination of, or permit the occurrence of any other event with respect to, any such plan which could reasonably be expected to result in any liability of Borrower, including any material liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.

3.9  Compliance with Law.  Borrower has, to the best of its knowledge, complied, and will comply, in all material respects, with all provisions of all foreign, federal, state and local laws and regulations applicable to Borrower, including, but not limited to, those relating to Borrower’s ownership of real or personal property, the conduct and licensing of Borrower’s business, and all environmental matters.

3.10  Litigation.  There is no claim, suit, litigation, proceeding or investigation pending or (to best of Borrower’s knowledge) threatened against Borrower in any court or before any governmental agency (or any basis therefor known to Borrower) which could reasonably be expected to result, either separately or in the aggregate, in any Material Adverse Change.  Borrower will promptly inform PFG in writing of any claim, proceeding, litigation or investigation in the future threatened or instituted against Borrower involving any single claim of $50,000 or more, or involving $100,000  or more in the aggregate.

3.11  Use of Proceeds.  All proceeds of all Loans shall be used solely for lawful business purposes.  Borrower is not purchasing or carrying any “margin stock” (as defined in Regulation U of the Board of Governors of the Federal Reserve System) and no part of the proceeds of any Loan will be used to purchase or carry any “margin stock” or to extend credit to others for the purpose of purchasing or carrying any “margin stock.”

4.  ACCOUNTS.

4.1  Representations Relating to Accounts and Purchase Orders.  Borrower represents and warrants to PFG that each Account with respect to which Loans are requested by Borrower shall, on the date each Loan is requested and made, (i) represent an undisputed bona fide existing unconditional obligation of the Account Debtor created by the sale, delivery, and acceptance of goods or the rendition of services, or the non-exclusive licensing of Intellectual Property, in the ordinary course of Borrower’s business, and (ii) meet the applicable Minimum Eligibility Requirements set forth in Section 8 below. Borrower further represents and warrants to PFG that each purchase order with respect to which Loans are requested by Borrower shall, on the date each Loan is requested and made, (i) represent an undisputed bona fide existing unconditional agreement for the purchase of goods or the rendition of services, or the non-exclusive licensing of Intellectual Property, in the ordinary course of Borrower’s business, and (ii) meet the Minimum Eligibility Requirements—Purchase Orders set forth in Section 8 below.

4.2  Representations Relating to Documents and Legal Compliance.  Borrower represents and warrants to PFG as follows:  All statements made and all unpaid balances appearing in all invoices, instruments and other documents evidencing the Accounts are and shall be true and correct in all material respects, and all such invoices, instruments and other documents and all of Borrower’s books and records are and shall be genuine and in all respects what they purport to be.  All sales and other transactions underlying or giving rise to each Account shall comply in all material respects with all applicable laws and governmental rules and regulations.  To the best of Borrower’s knowledge, all signatures and endorsements on all documents, instruments, and agreements relating to all Accounts are and shall be genuine, and all such documents, instruments and agreements are and shall be legally enforceable in accordance with their terms  (except as enforcement may be limited by equitable principles and by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors’ rights generally).

4.3 Documents relating to Accounts. If requested by PFG, Borrower shall furnish PFG with copies (or, at PFG’s request, originals) of all contracts, orders, invoices, and other similar documents, and all shipping instructions, delivery receipts, bills of lading, and other evidence of delivery, for any goods the sale or disposition of which gave rise to such Accounts, and Borrower warrants the genuineness of all of the foregoing.  Borrower shall also furnish to PFG an aged accounts receivable trial balance as provided in the Schedule.  In addition, subject to the rights of the Senior Lender, Borrower shall deliver to PFG, on its request, the originals of all instruments, chattel paper, security agreements, guarantees and other documents and property evidencing or securing any Accounts, in the same form as received, with all necessary indorsements, and copies of all credit memos.

4.4  Collection of Accounts.  Borrower shall have the right to collect all Accounts, unless and until a Default or an Event of Default has occurred and is continuing. Subject to the rights of the Senior Lender, PFG may, in its good faith business judgment, require that all proceeds of Collateral be deposited by Borrower into a lockbox account, or such other “blocked account” as PFG may specify, pursuant to a blocked account agreement in such form as PFG may specify in its good faith business judgment.

4.5.  Remittance of Proceeds. Subject to the rights of the Senior Lender, all proceeds arising from the disposition of any Collateral shall be delivered, in kind, by Borrower to PFG in the original form in which received by Borrower not later than the following Business Day after receipt by Borrower, to be applied to the Obligations in such order as PFG shall determine; provided that, if no Default or Event of Default has occurred and is continuing, Borrower shall not be obligated to remit to PFG (i) the proceeds of Accounts arising in the ordinary course of business, or (ii) the proceeds of the sale of worn out or obsolete Equipment disposed of by Borrower in good faith in an arm’s length transaction for an aggregate purchase price of $25,000 or less (for all such transactions in any fiscal year), and (iii) the proceeds of insurance if promptly used to replace or repair the property with respect to which the proceeds were paid.  Except as permitted above, Borrower agrees that it will not commingle proceeds of Collateral with any of Borrower’s other funds or property, but will hold such proceeds separate and apart from such other funds and property and in an express trust for PFG, except as set forth above, and subject to the rights of the Senior Lender.  Nothing in this Section limits the restrictions on disposition of Collateral set forth elsewhere in this Agreement.

4.6  Disputes.  Borrower shall notify PFG promptly of all disputes or claims relating to Accounts.  Borrower shall not forgive (completely or partially), compromise or settle any Account for less than payment in full, or agree to do any of the foregoing, except that Borrower may do so, provided that: (i) Borrower does so in good faith, in a commercially reasonable manner, in the ordinary course of business, and in arm’s length transactions, which are reported to PFG on the regular reports provided to PFG; (ii) no Default or Event of Default has occurred and is continuing; and (iii) taking into account all such discounts, settlements and forgiveness, the total outstanding Loans will not exceed the Credit Limit.

4.7  Returns.  Provided no Event of Default has occurred and is continuing, if any Account Debtor returns any Inventory to Borrower, Borrower shall promptly determine the reason for such return and promptly issue a credit memorandum to the Account Debtor in the appropriate amount.  In the event any attempted return occurs after the occurrence and during the continuance of any Event of Default, Borrower shall hold the returned Inventory in trust for PFG, and immediately notify PFG of the return of the Inventory.

4.8  Verification.  PFG may, from time to time, verify directly with the respective Account Debtors the validity, amount and other matters relating to the Accounts, by means of mail, telephone or otherwise, either in the name of Borrower or PFG or such other name as PFG may choose.

4.9  No Liability.  PFG shall not be responsible or liable for any shortage or discrepancy in, damage to, or loss or destruction of, any goods, the sale or other disposition of which gives rise to an Account, or for any error, act, omission, or delay of any kind occurring in the settlement, failure to settle, collection or failure to collect any Account, or for settling any Account in good faith for less than the full amount thereof, nor shall PFG be deemed to be responsible for any of Borrower’s obligations under any contract or agreement giving rise to an Account.  Nothing herein shall, however, relieve PFG from liability for its own gross negligence or willful misconduct.

5.  ADDITIONAL DUTIES OF BORROWER.

5.1  Financial and Other Covenants.  Borrower shall at all times comply with the financial and other covenants set forth in the Schedule.

5.2  Insurance.  Borrower shall, at all times insure all of the tangible personal property Collateral and carry such other business insurance, with insurers reasonably acceptable to PFG, in such form and amounts as PFG may reasonably require and that are customary and in accordance with standard practices for Borrower’s industry and locations, and Borrower shall provide evidence of such insurance to PFG.  All such insurance policies shall name PFG as an additional loss payee, and shall contain a lenders loss payee endorsement in form reasonably acceptable to PFG.  Upon receipt of the proceeds of any such insurance, subject to the rights of the Senior Lender, provided no Default or Event of Default has occurred and is continuing, PFG shall release to Borrower insurance proceeds with respect to Collateral, which shall be utilized by Borrower for the prompt repair or replacement of the Collateral with respect to which the insurance proceeds were paid.  PFG may require reasonable assurance that the insurance proceeds so released will be so used.  If Borrower fails to provide or pay for any insurance, PFG may, but is not obligated to, obtain the same at Borrower’s expense.  Borrower shall promptly deliver to PFG copies of all material reports made to insurance companies.

5.3  Reports.  Borrower, at its expense, shall provide PFG with the written reports set forth in the Schedule, and such other written reports with respect to Borrower (including budgets, projections, operating plans and other financial documentation), as PFG shall from time to time specify in its good faith business judgment, it being recognized by PFG that any projections and forecasts provided by Borrower in good faith and based upon reasonably assumptions are not to be viewed as facts and that actual results during the period or periods covered by any such projections or forecasts may differ from the projected or forecast results.

5.4  Access to Collateral, Books and Records.  At reasonable times, and on one Business Day’s notice, PFG, or its agents, shall have the right to inspect the Collateral, and the right to audit and copy Borrower’s books and records.  All information obtained in any such inspection or audit shall be subject to the confidentiality agreement in Section 9.16 below.  The foregoing inspections and audits shall be at Borrower’s expense and the charge therefor shall be $750 per person per day (or such higher amount as shall represent PFG’s then current standard charge for the same), plus reasonable out-of-pocket expenses. Notwithstanding the foregoing, if no Event of Default has occurred and is continuing, Borrower shall not be required to disclose, permit the inspection, examination or making of extracts, or discussion of, any document, information or other matter (i) in respect of which disclosure is prohibited by law or any agreement binding on Borrower or any of its Subsidiaries, or (ii) is subject to attorney-client or similar privilege or constitutes attorney work product.  If Borrower is withholding any information requested by Lender pursuant to the preceding sentence, it shall so advise PFG in writing, giving PFG a general description of the nature of the information withheld.

5.5  Negative Covenants.  Except as may be permitted in the Schedule, Borrower shall not, without PFG’s prior written consent (which shall be a matter of its good faith business judgment), do any of the following:  (i) merge or consolidate with another corporation or entity, except that any wholly-owned Subsidiary of Borrower may be merged with Borrower so long as Borrower is the surviving corporation; (ii) acquire any assets, except in the ordinary course of business, or make any Investments other than Permitted Investments; (iii) consummate any other transaction outside the ordinary course of business; (iv) sell or transfer any Collateral, except for (A) the sale of finished Inventory in the ordinary course of Borrower’s business, (B) the sale of obsolete or unneeded Equipment in the ordinary course of business, (C) the making of Permitted Investments, (D) the granting of Permitted Liens, and (E) the non-exclusive licensing of Intellectual Property in the ordinary course of business ; (v) store any Inventory or other Collateral with any warehouseman or other third party, unless there is in place a bailee agreement in such form as PFG shall specify in its good faith business judgment; (vi) sell any Inventory on a sale-or-return, guaranteed sale, consignment, or other contingent basis; (vii) make any loans of any money or other assets, other than Permitted Investments; (viii) incur any Indebtedness, other than Permitted Indebtedness; (ix) guarantee or otherwise become liable with respect to the obligations of another party or entity; (x) pay or declare any dividends on Borrower’s stock (except for dividends payable solely in stock of Borrower); (xi) redeem, retire, purchase or otherwise acquire, directly or indirectly, any of Borrower’s stock; (xii) engage, directly or indirectly, in any business other than the businesses currently engaged in by Borrower or reasonably related thereto; or (xiii) dissolve or elect to dissolve.  Transactions permitted by the foregoing provisions of this Section are only permitted if no Default or Event of Default would occur as a result of such transaction.

5.6  Litigation Cooperation.  Should any third-party suit or proceeding be instituted by or against PFG with respect to any Collateral or relating to Borrower, Borrower shall, without expense to PFG, make available Borrower and its officers, employees and agents and Borrower’s books and records, to the extent that PFG may deem them reasonably necessary in order to prosecute or defend any such suit or proceeding.

5.7  Further Assurances.  Borrower agrees, at its expense, on request by PFG, to execute all documents and take all actions, as PFG, may, in its good faith business judgment, deem necessary or useful in order to perfect and maintain PFG’s perfected security interest in the Collateral (subject only to Permitted Liens), and in order to fully consummate the transactions contemplated by this Agreement.

6.   TERM.

6.1  Maturity Date.  This Agreement shall continue in effect until the maturity date set forth on the Schedule (the “Maturity Date”), subject to Section 6.3 below.

6.2  Early Termination.  This Agreement may be terminated prior to the Maturity Date as follows:  (i) by Borrower, effective three Business Days after written notice of termination is given to PFG; or (ii) by PFG at any time after the occurrence and during the continuance of an Event of Default, without notice, effective immediately.  If this Agreement is terminated by Borrower or by PFG under this Section 6.2, Borrower shall pay to PFG a termination fee in an amount equal to the Unused Line Fee provided in Section 3 of the Schedule, computed as though the outstanding Loan was zero, for the period from the effective date of termination to the Maturity Date.  The termination fee shall be due and payable on the effective date of termination and thereafter shall bear interest at a rate equal to the highest rate applicable to any of the Obligations.

6.3  Payment of Obligations.  On the Maturity Date or on any earlier effective date of termination, Borrower shall pay and perform in full all Obligations, whether evidenced by installment notes or otherwise, and whether or not all or any part of such Obligations are otherwise then due and payable. Notwithstanding any termination of this Agreement, all of PFG’s security interests in all of the Collateral and all of the terms and provisions of this Agreement shall continue in full force and effect until all Obligations have been paid and performed in full; provided that PFG may, in its sole discretion, refuse to make any further Loans after termination.  No termination shall in any way affect or impair any right or remedy of PFG, nor shall any such termination relieve Borrower of any Obligation to PFG, until all of the Obligations have been paid and performed in full.  Upon payment and performance in full of all the Obligations and termination of this Agreement, PFG shall promptly terminate its financing statements with respect to the Borrower and deliver to Borrower such other documents as may be required to fully terminate PFG’s security interests.

7.  EVENTS OF DEFAULT AND REMEDIES.

7.1  Events of Default.  The occurrence of any of the following events shall constitute an “Event of Default” under this Agreement, and Borrower shall give PFG immediate written notice thereof:

(a) Any warranty, representation, statement, report or certificate made or delivered to PFG by Borrower or any of Borrower’s officers, employees or agents, now or in the future, shall be untrue or misleading in a material respect when made or deemed to be made; or

(b) Borrower shall fail to pay when due any Loan or any interest thereon or any other monetary Obligation within three Business Days after the date due; or

(c) the total Loans outstanding at any time shall exceed the Credit Limit and the same shall not be cured within three Business Days thereafter; or

(d) Borrower shall fail to comply with any of the financial covenants set forth in the Schedule, or shall breach any of the provisions of Section 5.5 hereof, or shall fail to perform any other non-monetary Obligation which by its nature cannot be cured, or shall fail to permit PFG to conduct an inspection or audit as provided in Section 5.4 hereof, or shall fail to provide PFG with a borrowing base report under Section 6(a) of the Schedule within one Business Day after the date due; or

(e) Borrower shall fail to perform any other non-monetary Obligation, which failure is not cured within ten Business Days after the date due; or

(f) any levy, assessment, attachment, seizure, lien or encumbrance (other than a Permitted Lien) is made on the Collateral with a value of $25,000 or more, which is not cured within 10 days after the occurrence of the same; or

(g) any default or event of default occurs under any obligation in an amount in excess of $25,000, secured by a Permitted Lien, which is not cured within any applicable cure period or waived in writing by the holder of the Permitted Lien; or

(h) Borrower breaches any material contract or obligation, which has resulted or may reasonably be expected to result in a Material Adverse Change; or

(i) Dissolution, termination of existence, insolvency or business failure of Borrower; or appointment of a receiver, trustee or custodian, for all or any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding by Borrower under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect; or

(j) the commencement of any proceeding against Borrower or any guarantor of any of the Obligations under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect, which is not cured by the dismissal thereof within 45 days after the date commenced; or

(k) revocation or termination of, or limitation or denial of liability upon, any guaranty of the Obligations or any attempt to do any of the foregoing, or commencement of proceedings by any guarantor of any of the Obligations under any bankruptcy or insolvency law; or

(l) revocation or termination of, or limitation or denial of liability upon, any pledge of any certificate of deposit, securities or other property or asset of any kind pledged by any third party to secure any or all of the Obligations, or any attempt to do any of the foregoing, or commencement of proceedings by or against any such third party under any bankruptcy or insolvency law; or

(m) Borrower makes any payment on account of any indebtedness or obligation which has been subordinated to the Obligations other than as permitted in the applicable subordination agreement, or if any Person who has subordinated such indebtedness or obligations terminates or in any way limits his subordination agreement; or

(n) any person (as defined in Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), (i) becomes the beneficial owner (as determined in accordance with Rule 13d-3 under the Exchange Act, as in effect on the date hereof) of 50% or more of the capital stock of Parent having the power to vote in the election of directors of Parent under any circumstances, or (ii) obtains the practical ability, directly or indirectly, to elect or control the election of a majority of the board of directors of Parent; or

(o) Erwin Leichtle shall cease to serve as the chief executive officer of Parent, and Cal Hoagland shall cease to serve as the chief financial officer of Parent; or

(p) Parent shall cease to own 100% of the outstanding stock of Borrower; or

(q) Borrower shall generally not pay its debts as they become due, or Borrower shall conceal, remove or transfer any part of its property, with intent to hinder, delay or defraud its creditors, or make or suffer any transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or

(r) a Material Adverse Change shall occur.

PFG may cease making any Loans hereunder during any of the cure periods provided above, and thereafter if an Event of Default has occurred and is continuing.

7.2  Remedies.  Upon the occurrence and during the continuance of any Event of Default, PFG, at its option, and without notice or demand of any kind (all of which are hereby expressly waived by Borrower), may do any one or more of the following: (a) Cease making Loans or otherwise extending credit to Borrower under this Agreement or any other Loan Document; (b) Accelerate and declare all or any part of the Obligations to be immediately due, payable, and performable, notwithstanding any deferred or installment payments allowed by any instrument evidencing or relating to any Obligation; (c) Take possession of any or all of the Collateral wherever it may be found, and for that purpose Borrower hereby authorizes PFG without judicial process to enter onto any of Borrower’s premises without interference to search for, take possession of, keep, store, or remove any of the Collateral, and remain on the premises or cause a custodian to remain on the premises in exclusive control thereof, without charge for so long as PFG deems it necessary, in its good faith business judgment, in order to complete the enforcement of its rights under this Agreement or any other agreement; provided, however, that should PFG seek to take possession of any of the Collateral by court process, Borrower hereby irrevocably waives: (i) any bond and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession; (ii) any demand for possession prior to the commencement of any suit or action to recover possession thereof; and (iii) any requirement that PFG retain possession of, and not dispose of, any such Collateral until after trial or final judgment; (d) Require Borrower to assemble any or all of the Collateral and make it available to PFG at places designated by PFG which are reasonably convenient to PFG and Borrower, and to remove the Collateral to such locations as PFG may deem advisable; (e) Complete the processing, manufacturing or repair of any Collateral prior to a disposition thereof and, for such purpose and for the purpose of removal, PFG shall have the right to use Borrower’s premises, vehicles, hoists, lifts, cranes, and other Equipment and all other property without charge; (f) Sell, lease or otherwise dispose of any of the Collateral, in its condition at the time PFG obtains possession of it or after further manufacturing, processing or repair, at one or more public and/or private sales, in lots or in bulk, for cash, exchange or other property, or on credit, and to adjourn any such sale from time to time without notice other than oral announcement at the time scheduled for sale.  PFG shall have the right to conduct such disposition on Borrower’s premises without charge, for such time or times as PFG deems reasonable, or on PFG’s premises, or elsewhere and the Collateral need not be located at the place of disposition.  PFG may directly or through any affiliated company purchase or lease any Collateral at any such public disposition, and if permissible under applicable law, at any private disposition.  Any sale or other disposition of Collateral shall not relieve Borrower of any liability Borrower may have if any Collateral is defective as to title or physical condition or otherwise at the time of sale; (g) Demand payment of, and collect any Accounts and General Intangibles comprising Collateral and, in connection therewith, Borrower irrevocably authorizes PFG to endorse or sign Borrower’s name on all collections, receipts, instruments and other documents, to take possession of and open mail addressed to Borrower and remove therefrom payments made with respect to any item of the Collateral or proceeds thereof, and, in PFG’s good faith business judgment, to grant extensions of time to pay, compromise claims and settle Accounts and the like for less than face value; (h) Exercise any and all rights under any present or future control agreements relating to Deposit Accounts or Investment Property; and (i) Demand and receive possession of any of Borrower’s federal and state income tax returns and the books and records utilized in the preparation thereof or referring thereto.  All reasonable attorneys’ fees, expenses, costs, liabilities and obligations incurred by PFG with respect to the foregoing shall be added to and become part of the Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations.  Without limiting any of PFG’s rights and remedies, from and after the occurrence and during the continuance of any Event of Default, the interest rate applicable to the Obligations shall be increased by an additional four percent per annum (the “Default Rate”).

7.3  Standards for Determining Commercial Reasonableness.  Borrower and PFG agree that a sale or other disposition (collectively, “sale”) of any Collateral which complies with the following standards will conclusively be deemed to be commercially reasonable:  (i) Notice of the sale is given to Borrower at least ten days prior to the sale, and, in the case of a public sale, notice of the sale is published at least five days before the sale in a newspaper of general circulation in the county where the sale is to be conducted; (ii) Notice of the sale describes the collateral in general, non-specific terms; (iii) The sale is conducted at a place designated by PFG, with or without the Collateral being present; (iv) The sale commences at any time between 8:00 a.m. and 6:00 p.m;  (v) Payment of the purchase price in cash or by cashier’s check or wire transfer is required; (vi) With respect to any sale of any of the Collateral, PFG may (but is not obligated to) direct any prospective purchaser to ascertain directly from Borrower any and all information concerning the same.  PFG shall be free to employ other methods of noticing and selling the Collateral, in its discretion, if they are commercially reasonable.

7.4  Power of Attorney.  Upon the occurrence and during the continuance of any Event of Default, without limiting PFG’s other rights and remedies, Borrower grants to PFG an irrevocable power of attorney coupled with an interest, authorizing and permitting PFG (acting through any of its employees, attorneys or agents) at any time, at its option, but without obligation, with or without notice to Borrower, and at Borrower’s expense, to do any or all of the following, in Borrower’s name or otherwise, but PFG agrees that if it exercises any right hereunder, it will do so in good faith and in a commercially reasonable manner:  (a) Execute on behalf of Borrower any documents that PFG may, in its good faith business judgment, deem advisable in order to perfect and maintain PFG’s security interest in the Collateral, or in order to exercise a right of Borrower or PFG, or in order to fully consummate all the transactions contemplated under this Agreement, and all other Loan Documents; (b) Execute on behalf of Borrower, any invoices relating to any Account, any draft against any Account Debtor and any notice to any Account Debtor, any proof of claim in bankruptcy, any Notice of Lien, claim of mechanic’s, materialman’s or other lien, or assignment or satisfaction of mechanic’s, materialman’s or other lien; (c) Take control in any manner of any cash or non-cash items of payment or proceeds of Collateral; endorse the name of Borrower upon any instruments, or documents, evidence of payment or Collateral that may come into PFG’s possession; (d) Endorse all checks and other forms of remittances received by PFG; (e) Pay, contest or settle any lien, charge, encumbrance, security interest and adverse claim in or to any of the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; (f) Grant extensions of time to pay, compromise claims and settle Accounts and General Intangibles for less than face value and execute all releases and other documents in connection therewith; (g) Pay any sums required on account of Borrower’s taxes or to secure the release of any liens therefor, or both; (h) Settle and adjust, and give releases of, any insurance claim that relates to any of the Collateral and obtain payment therefor; (i) Instruct any third party having custody or control of any books or records belonging to, or relating to, Borrower to give PFG the same rights of access and other rights with respect thereto as PFG has under this Agreement; and (j) Take any action or pay any sum required of Borrower pursuant to this Agreement and any other Loan Documents.  Any and all reasonable sums paid and any and all reasonable costs, expenses, liabilities, obligations and attorneys’ fees incurred by PFG with respect to the foregoing shall be added to and become part of the Obligations, shall be payable on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations.  In no event shall PFG’s rights under the foregoing power of attorney or any of PFG’s other rights under this Agreement be deemed to indicate that PFG is in control of the business, management or properties of Borrower.

7.5  Application of Proceeds.  All proceeds realized as the result of any sale of the Collateral shall be applied by PFG first to the reasonable costs, expenses, liabilities, obligations and attorneys’ fees incurred by PFG in the exercise of its rights under this Agreement, second to the interest due upon any of the Obligations, and third to the principal of the Obligations, in such order as PFG shall determine in its sole discretion.  Any surplus shall be paid to Borrower or other persons legally entitled thereto; Borrower shall remain liable to PFG for any deficiency.  If, PFG, in its good faith business judgment, directly or indirectly enters into a deferred payment or other credit transaction with any purchaser at any sale of Collateral, PFG shall have the option, exercisable at any time, in its good faith business judgment, of either reducing the Obligations by the principal amount of purchase price or deferring the reduction of the Obligations until the actual receipt by PFG of the cash therefor.

7.6  Remedies Cumulative.  In addition to the rights and remedies set forth in this Agreement, PFG shall have all the other rights and remedies accorded a secured party under the Code and under all other applicable laws, and under any other instrument or agreement now or in the future entered into between PFG and Borrower, and all of such rights and remedies are cumulative and none is exclusive.  Exercise or partial exercise by PFG of one or more of its rights or remedies shall not be deemed an election, nor bar PFG from subsequent exercise or partial exercise of any other rights or remedies.  The failure or delay of PFG to exercise any rights or remedies shall not operate as a waiver thereof, but all rights and remedies shall continue in full force and effect until all of the Obligations have been fully paid and performed.

8.  DEFINITIONS.  As used in this Agreement, the following terms have the following meanings:

“Account Debtor” means the obligor on an Account.

“Accounts” means all present and future “accounts” as defined in the California Uniform Commercial Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all accounts receivable and other sums owing to Borrower.

“Advanced” means INTERWAVE Advanced Communications, Inc., a Delaware corporation.

 “Affiliate” means, with respect to any Person, a relative, partner, shareholder, director, officer, or employee of such Person, or any parent or subsidiary of such Person, or any Person controlling, controlled by or under common control with such Person.

“Business Day” means a day on which PFG is open for business.

“Code” means the Uniform Commercial Code as adopted and in effect in the State of California from time to time.

“Collateral” has the meaning set forth in Section 2 above.

“continuing” and “during the continuance of” when used with reference to a Default or Event of Default means that the Default or Event of Default has occurred and has not been either waived in writing by PFG or cured within any applicable cure period.

“Default” means any event which with notice or passage of time or both, would constitute an Event of Default.

“Default Rate” has the meaning set forth in Section 7.2 above.

“Deposit Accounts” means all present and future “deposit accounts” as defined in the California Uniform Commercial Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all general and special bank accounts, demand accounts, checking accounts, savings accounts and certificates of deposit.

“Eligible Accounts” means collectively, Eligible Accounts-Domestic, Eligible Accounts-Foreign and Eligible Accounts-LC Supported. Eligible Accounts-Domestic and Eligible Accounts-Foreign owing from one Account Debtor will not be deemed Eligible Accounts to the extent they exceed 25% of the total Eligible Accounts-Domestic and Eligible Accounts-Foreign outstanding.  In addition, if more than 50% of the Accounts owing from an Account Debtor are outstanding for a period longer than their Eligibility Period (without regard to unapplied credits) or are otherwise not eligible Accounts, then all Accounts owing from that Account Debtor will be deemed ineligible for borrowing.

“Eligible Accounts-Domestic” means Accounts and General Intangibles arising in the ordinary course of Borrower’s business from the sale of goods or the rendition of services, or the non-exclusive licensing of Intellectual Property, owing from Account Debtors in the United States or Canada, which PFG, in its good faith business judgment, shall deem eligible for borrowing.  Without limiting the fact that the determination of which Accounts are eligible for borrowing is a matter of PFG’s good faith business judgment, the following (the “Minimum Eligibility Requirements—Domestic”) are the minimum requirements for a Account to be an Eligible Account-Domestic:  (i) the Account must not be outstanding for more than 90 days from its invoice date (the “Eligibility Period”), (ii) the Account must not represent progress billings, or be due under a fulfillment or requirements contract with the Account Debtor, (iii) the Account must not be subject to any contingencies (including Accounts arising from sales on consignment, guaranteed sale or other terms pursuant to which payment by the Account Debtor may be conditional), (iv) the Account must not be owing from an Account Debtor with whom Borrower has any dispute (whether or not relating to the particular Account), in which case the Account shall be ineligible to the extent of the dispute, (v) the Account must not be owing from an Affiliate of Borrower, (vi) the Account must not be owing from an Account Debtor which is subject to any insolvency or bankruptcy proceeding, or whose financial condition is not acceptable to PFG in its good faith business judgment, or which, fails or goes out of a material portion of its business, (vii) the Account must not be owing from the United States or any department, agency or instrumentality thereof (unless there has been compliance, to PFG’s satisfaction, with the United States Assignment of Claims Act), (viii) the Account must not be owing from an Account Debtor to whom Borrower is or may be liable for goods purchased from such Account Debtor or otherwise (but, in such case, the Account will be deemed not eligible only to the extent of any amounts owed by Borrower to such Account Debtor), and (ix) Senior Lender shall not have any outstanding loans or other extensions of credit with respect to the Account. PFG may, from time to time, in its good faith business judgment, revise the Minimum Eligibility Requirements—Domestic, upon written notice to Borrower.

“Eligible Accounts-Foreign” means Accounts and General Intangibles arising in the ordinary course of Borrower’s business from the sale of goods or the rendition of services, or the non-exclusive licensing of Intellectual Property, owing by Account Debtors outside the United States and Canada, which PFG, in its good faith business judgment, shall deem eligible for borrowing.  Without limiting the fact that the determination of which Accounts are eligible for borrowing is a matter of PFG’s good faith business judgment, the following (the “Minimum Eligibility Requirements—Foreign”) are the minimum requirements for a Account to be an Eligible Account-Foreign:  (i) the Account must not be outstanding for more than 90 days from its invoice date (the “Eligibility Period”), (ii) the Account must not represent progress billings, or be due under a fulfillment or requirements contract with the Account Debtor, (iii) the Account must not be subject to any contingencies (including Accounts arising from sales on consignment, guaranteed sale or other terms pursuant to which payment by the Account Debtor may be conditional), (iv) the Account must not be owing from an Account Debtor with whom Borrower has any dispute (whether or not relating to the particular Account), in which case the Account shall be ineligible to the extent of the dispute, (v) the Account must not be owing from an Affiliate of Borrower, (vi) the Account must not be owing from an Account Debtor which is subject to any insolvency or bankruptcy proceeding, or whose financial condition is not acceptable to PFG in its good faith business judgment, or which, fails or goes out of a material portion of its business, (vii) the Account must not be owing from the United States or any department, agency or instrumentality thereof (unless there has been compliance, to PFG’s satisfaction, with the United States Assignment of Claims Act), (viii) the Account must be owing from an Account Debtor located outside the United States or Canada,  (ix) the Account must not be owing from an Account Debtor to whom Borrower is or may be liable for goods purchased from such Account Debtor or otherwise (but, in such case, the Account will be deemed not eligible only to the extent of any amounts owed by Borrower to such Account Debtor), and (x) Senior Lender shall not have any outstanding loans or other extensions of credit with respect to the Account. PFG may, from time to time, in its good faith business judgment, revise the Minimum Eligibility Requirements—Foreign, upon written notice to Borrower.

“Eligible Accounts-LC Supported” means Accounts and General Intangibles arising in the ordinary course of Borrower’s business from the sale of goods or the rendition of services, or the non-exclusive licensing of Intellectual Property, which are backed by a letter of credit satisfactory to PFG, and which PFG, in its good faith business judgment, shall deem eligible for borrowing.  Without limiting the fact that the determination of which Accounts are eligible for borrowing is a matter of PFG’s good faith business judgment, the following (the “Minimum Eligibility Requirements—LC Supported”) are the minimum requirements for a Account to be an Eligible Account-LC Supported:  (i) the Account must not be outstanding for more than 90 days from its invoice date (the “Eligibility Period”), (ii) the Account must not represent progress billings, or be due under a fulfillment or requirements contract with the Account Debtor, (iii) the Account must not be subject to any contingencies (including Accounts arising from sales on consignment, guaranteed sale or other terms pursuant to which payment by the Account Debtor may be conditional), (iv) the Account must not be owing from an Account Debtor with whom Borrower has any dispute (whether or not relating to the particular Account), in which case the Account shall be ineligible to the extent of the dispute, (v) the Account must not be owing from an Affiliate of Borrower, (vi) the Account must not be owing from an Account Debtor which is subject to any insolvency or bankruptcy proceeding, or whose financial condition is not acceptable to PFG in its good faith business judgment, or which, fails or goes out of a material portion of its business, (vii) the Account must not be owing from the United States or any department, agency or instrumentality thereof (unless there has been compliance, to PFG’s satisfaction, with the United States Assignment of Claims Act), (viii) the Account must not be owing from an Account Debtor to whom Borrower is or may be liable for goods purchased from such Account Debtor or otherwise (but, in such case, the Account will be deemed not eligible only to the extent of any amounts owed by Borrower to such Account Debtor), and (ix) Senior Lender shall not have any outstanding loans or other extensions of credit with respect to the

Account. PFG may, from time to time, in its good faith business judgment, revise the Minimum Eligibility Requirements—LC Supported, upon written notice to Borrower.

 “Eligible Inventory” means Inventory which PFG, in its good faith business judgment, deems eligible for borrowing.  Without limiting the fact that the determination of which Inventory is eligible for borrowing is a matter of PFG’s good faith business judgment, the following are the minimum requirements for Inventory to be Eligible Inventory:  the Inventory must (i) consist of raw materials or finished goods, in good, new and salable condition, not be perishable, not be obsolete or unmerchantable, and not be comprised of work in process, packaging materials or supplies; (ii) meet all applicable governmental standards; (iii) have been manufactured in compliance with the Fair Labor Standards Act in all material respects; (iv) conform in all material respects to the warranties and representations set forth in this Agreement; (v) be at all times subject to PFG’s duly perfected, security interest (subject only to the security interest of the Senior Lender); (vi) be situated at Borrower’s Address or at one of the locations set forth in the Representations, and (vii) Senior Lender shall not have any outstanding loans or other extensions of credit with respect to the Inventory.

 “Eligible Purchase Orders” means purchase orders to Borrower from its customers received in the ordinary course of Borrower’s business, which will give rise to Accounts and General Intangibles from the sale of goods or the rendition of services, or the non-exclusive licensing of Intellectual Property, which are backed by a letter of credit satisfactory to PFG in its good faith business judgment, and which PFG, in its good faith business judgment, shall deem eligible for borrowing.  Without limiting the fact that the determination of which purchase orders are eligible for borrowing is a matter of PFG’s good faith business judgment, the following (the “Minimum Eligibility Requirements—Purchase Orders”) are the minimum requirements for a Account to be an Eligible Purchase Order:  upon the sale of goods or the rendition of services, or the non-exclusive licensing of Intellectual Property which are the subject of the purchase order, the resulting Account will be an Eligible Account, and Senior Lender shall not have any outstanding loans or other extensions of credit with respect to the purchase order.  PFG may, from time to time, in its good faith business judgment, revise the Minimum Eligibility Requirements—Purchase Orders, upon written notice to Borrower.

 “Equipment” means all present and future “equipment” as defined in the California Uniform Commercial Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all machinery, fixtures, goods, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing.

“Event of Default” means any of the events set forth in Section 7.1 of this Agreement.

“GAAP” means generally accepted accounting principles consistently applied.

“General Intangibles” means all present and future “general intangibles” as defined in the California Uniform Commercial Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all Intellectual Property, payment intangibles, royalties, contract rights, goodwill, franchise agreements, purchase orders, customer lists, route lists, telephone numbers, domain names, claims, income tax refunds, security and other deposits, options to purchase or sell real or personal property, rights in all litigation presently or hereafter pending (whether in contract, tort or otherwise), insurance policies (including without limitation key man, property damage, and business interruption insurance), payments of insurance and rights to payment of any kind.

“good faith business judgment” means honesty in fact and good faith (as defined in Section 1201 of the Code) in the exercise of PFG’s business judgment.

“including” means including (but not limited to).

“Indebtedness” means as to any Person, (a) indebtedness for borrowed money or the deferred purchase price of property or services (other than trade payables arising in the ordinary course of business), (b) obligations evidenced by bonds, notes, debentures or other similar instruments, (c) reimbursement obligations with respect to letters of credit and (d) capital lease obligations.

 “Intellectual Property” means all present and future (a) copyrights, copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, (b) trade secret rights, including all rights to unpatented inventions and know-how, and confidential information; (c) mask work or similar rights available for the protection of semiconductor chips; (d) patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same; (e) trademarks, servicemarks, trade styles, and trade names, whether or not any of the foregoing are registered, and all applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by any such trademarks; (f) computer software and computer software products; (g) designs and design rights; (h) technology; (i) all claims for damages by way of past, present and future infringement of any of the rights included above; (j) all licenses or other rights to use any property or rights of a type described above.

“Inventory” means all present and future “inventory” as defined in the California Uniform Commercial Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products, including without limitation such inventory as is temporarily out of Borrower’s custody or possession or in transit and including any returned goods and any documents of title representing any of the above.

“Investment” means any beneficial ownership interest in any Person (including any stock, partnership interest or other equity or debt securities issued by any Person), and any loan, advance or capital contribution to any Person.

“Investment Property” means all present and future investment property, securities, stocks, bonds, debentures, debt securities, partnership interests, limited liability company interests, options, security entitlements, securities accounts, commodity contracts, commodity accounts, and all financial assets held in any securities account or otherwise, and all options and warrants to purchase any of the foregoing, wherever located, and all other securities of every kind, whether certificated or uncertificated.

“Loan Documents” means, collectively, this Agreement, the Representations, and all other present and future documents, instruments and agreements between PFG and Borrower, including, but not limited to those relating to this Agreement, and all amendments and modifications thereto and replacements therefor.

“Material Adverse Change” means any of the following: (i) a material adverse change in the business, operations, or financial or other condition of the Borrower, or (ii) a material impairment of the prospect of repayment of any portion of the Obligations; or (iii) a material impairment of the value or priority (subject to Permitted Liens) of PFG’s security interests in the Collateral.

“Obligations” means all present and future Loans, advances, debts, liabilities, obligations, guaranties, covenants, duties and indebtedness at any time owing by Borrower to PFG, whether evidenced by this Agreement or any note or other instrument or document, or otherwise, whether arising from an extension of credit, opening of a letter of credit, banker’s acceptance, loan, guaranty, indemnification or otherwise, whether direct or indirect (including, without limitation, those acquired by assignment and any participation by PFG in Borrower’s debts owing to others), absolute or contingent, due or to become due, including, without limitation, all interest, charges, expenses, fees, attorney’s fees, expert witness fees, audit fees, collateral monitoring fees, closing fees, facility fees, termination fees, minimum interest charges and any other sums chargeable to Borrower under this Agreement or under any other Loan Documents.

“Other Property” means the following as defined in the California Uniform Commercial Code in effect on the date hereof with such additions to such term as may hereafter be made, and all rights relating thereto: all present and future “commercial tort claims” (including without limitation any commercial tort claims identified in the Representations), “documents”, “instruments”, “promissory notes”, “chattel paper”, “letters of credit”, “letter-of-credit rights”, “fixtures”, “farm products” and “money”; and all other goods and personal property of every kind, tangible and intangible, whether or not governed by the California Uniform Commercial Code.

“Parent” means Interwave Communications International Ltd., a Bermuda corporation.

“Payment” means all checks, wire transfers and other items of payment received by PFG (including proceeds of Accounts and payment of the Obligations in full) for credit to Borrower’s outstanding Loans or, if the balance of the Loans have been reduced to zero, for credit to its Deposit Accounts.

“Permitted Indebtedness” means (a) the Loans and other Obligations; and (b)        Indebtedness existing on the date hereof and shown on Exhibit C hereto; (c) Subordinated Debt; (d) Indebtedness owing to Senior Lender not to exceed the Senior Debt Limit specified in the Schedule; (d) other Indebtedness secured by Permitted Liens; and (e) reimbursement obligations in respect of letters of credit in an aggregate face amount outstanding not to exceed $1,000,000 at any time outstanding, which has been reported to PFG, and, in the case of reimbursement obligations to the Senior Lender in respect of letters of credit not exceeding the Senior Debt Limit (taking into account all Indebtedness to the Senior Lender).

“Permitted Investments” are: (a)          Investments (if any) shown on Exhibit C hereto and existing on the date hereof; (b) marketable direct obligations issued or unconditionally guaranteed by the United States or its agency or any State maturing within 1 year from its acquisition; (c) commercial paper maturing no more than 1 year after its creation and having the highest rating from either Standard & Poor’s Corporation or Moody’s Investors Service, Inc; (d) bank’s certificates of deposit issued maturing no more than 1 year after issue; (e)  Investments consisting of deposit accounts and investment accounts; (f) Investments consisting of extensions of credit to Borrower’s customers in the ordinary course of business, in the nature of accounts receivable, prepaid royalties or notes receivable arising from the sale or lease of goods, provision of services or licensing activities of Borrower; (g) Investments received in satisfaction or partial satisfaction of obligations owed by financially troubled obligors or acquired as a result of a foreclosure with respect to any secured Investment; (h) Investments acquired in exchange for any other Investments in connection with or as a result of any bankruptcy, workout, reorganization or recapitalization; (i) deposits, prepayments and other credits to suppliers made in the ordinary course of business; (j) other Investments in an aggregate amount at any time not to exceed $250,000 combined for all such Investments of Borrower, Parent and Advanced; (k) Indebtedness of any wholly-owned Subsidiary of Borrower, or any wholly-owned Subsidiary of Parent, which is now or hereafter owing to Borrower, and which is incurred to fund such Subsidiary’s operating expenses, prepayments and purchases, all in the ordinary course of business; and (l) Indebtedness of Parent to Borrower which is incurred by Parent to fund operating expenses, prepayments and purchases, all in the ordinary course of business, of a wholly-owned Subsidiary of Parent.

“Permitted Liens” means the following:  (i) purchase money security interests in specific items of Equipment (including accessions, additions, parts, replacements, fixtures, improvements and attachments thereto and the proceeds thereof); (ii) leases of specific items of Equipment (including accessions, additions, parts, replacements, fixtures, improvements and attachments thereto and the proceeds thereof); (iii) liens for taxes, fees, assessments or other governmental charges or levies not yet payable or being contested in good faith by appropriate proceedings, for which Borrower has maintained reserves in accordance with GAAP, and which do not result in a lien on any Collateral; (iv) additional security interests and liens consented to in writing by PFG, which consent may be withheld in its good faith business judgment; (v) security interests being terminated substantially concurrently with this Agreement; (vi) liens of materialmen, mechanics, warehousemen, carriers, or other similar liens arising in the ordinary course of business and securing obligations which are not delinquent; (vii) liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by liens of the type described above in clauses (i) or (ii) above, provided that any extension, renewal or replacement lien is limited to the property encumbered by the existing lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase; (viii) Liens in favor of customs and revenue authorities which secure payment of customs duties in connection with the importation of goods; and (ix) Liens in favor of Senior Lender securing an amount not in excess of the Senior Debt Limit; (x) Liens listed on Exhibit C hereto; (xi) non-exclusive licenses and non-exclusive sublicenses granted in the ordinary course of business; (xii) leases and subleases granted in the ordinary course of business consisting of (A) short-term rental of Inventory, or (B) leases or subleases of Equipment with an aggregate value for all such leases and subleases not in excess of $10,000; (xiii) pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and social security legislation, in an aggregate amount not to exceed $25,000 or as otherwise required by law; (xiv) cash deposits to secure the performance of bids, trade contracts (other than for borrowed money), contracts for the purchase of property, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case, incurred in the ordinary course of business and not representing an obligation for borrowed money; (xv) statutory, common law or contractual liens of depository institutions or institutions holding securities accounts (including rights of set-off), securing only customary charges and fees in connection with such accounts; and (xvi) Liens on insurance proceeds securing the payment of financed insurance premiums, and (xvii) pledges of cash to secure letters of credit permitted by clause (e) of the definition of Permitted Indebtedness.  PFG will have the right to require, as a condition to its consent under subparagraph (iv) above, that the holder of the additional security interest or lien sign an intercreditor agreement on PFG’s then standard form, acknowledge that the security interest is subordinate to the security interest in favor of PFG, and agree not to take any action to enforce its subordinate security interest so long as any Obligations remain outstanding, and that Borrower agree that any uncured default in any obligation secured by the subordinate security interest shall also constitute an Event of Default under this Agreement.

“Person” means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, government, or any agency or political division thereof, or any other entity.

 “Representations” means the written Representations and Warranties provided by Borrower to PFG referred to in the Schedule.

“Reserves” means, as of any date of determination, such amounts as PFG may from time to time establish and revise in its good faith business judgment, reducing the amount of Loans, and other financial accommodations which would otherwise be available to Borrower under the lending formula(s) provided in the Schedule:  (a) to reflect events, conditions, contingencies or risks which, as determined by PFG in its good faith business judgment, do or may adversely affect (i) the Collateral or any other property which is security for the Obligations or its value (including without limitation any increase in delinquencies of Accounts), (ii) the assets, business or prospects of Borrower or any Guarantor, or (iii) the security interests and other rights of PFG in the Collateral (including the enforceability, perfection and priority thereof); or (b) to reflect PFG’s good faith belief that any collateral report or financial information furnished by or on behalf of Borrower or any Guarantor to PFG is or may have been incomplete, inaccurate or misleading in any material respect; or (c) in respect of any state of facts which PFG determines in good faith constitutes an Event of Default or may, with notice or passage of time or both, constitute an Event of Default.

“Senior Lender”, “Senior Debt” and “Senior Debt Limit” have the meanings set forth in Section 8 of the Schedule.

“Subsidiary” means (a) any corporation of which more than 50% of the issued and outstanding equity securities having ordinary voting power to elect a majority of the Board of Directors of such corporation is at the time directly or indirectly owned or controlled by Borrower, (b) any partnership, joint venture, or other association of which more than 50% of the equity interest having the power to vote, direct or control the management of such partnership, joint venture or other association is at the time directly or indirectly owned and controlled by Borrower, (c) any other entity included in the financial statements of Borrower on a consolidated basis.

Other Terms.  All accounting terms used in this Agreement, unless otherwise indicated, shall have the meanings given to such terms in accordance with GAAP, consistently applied.  All other terms contained in this Agreement, unless otherwise indicated, shall have the meanings provided by the Code, to the extent such terms are defined therein.

9.              GENERAL PROVISIONS.

9.1  Interest Computation; Float Charge.  In computing interest on the Obligations, all Payments received after 12:00 Noon Pacific Time on any day shall be deemed received on the next Business Day.

9.2  Application of Payments.  All payments with respect to the Obligations may be applied, and in PFG’s good faith business judgment reversed and re-applied, to the Obligations, in such order and manner as PFG shall determine in its good faith business judgment.

9.3  Charges to Accounts.  PFG may, in its discretion, require that Borrower pay monetary Obligations in cash to PFG, or charge them to Borrower’s Loan account, in which event they will bear interest at the same rate applicable to the Loans.

9.4  Monthly Accountings.  PFG shall provide Borrower monthly with an account of advances, charges, expenses and payments made pursuant to this Agreement.  Such account shall be deemed correct, accurate and binding on Borrower and an account stated (except for reverses and reapplications of payments made and corrections of errors discovered by PFG), unless Borrower notifies PFG in writing to the contrary within one year after such account is rendered, describing the nature of any alleged errors or omissions.

9.5  Notices.  All notices to be given under this Agreement shall be in writing and shall be given either personally or by reputable private delivery service or by regular first-class mail, or certified mail return receipt requested, addressed to PFG or Borrower at the addresses shown in the heading to this Agreement, or at any other address designated in writing by one party to the other party. All notices shall be deemed to have been given upon delivery in the case of notices personally delivered, or at the expiration of one Business Day following delivery to the private delivery service, or two Business Days following the deposit thereof in the United States mail, with postage prepaid.

9.6  Severability.  Should any provision of this Agreement be held by any court of competent jurisdiction to be void or unenforceable, such defect shall not affect the remainder of this Agreement, which shall continue in full force and effect.

9.7  Integration.  This Agreement and such other written agreements, documents and instruments as may be executed in connection herewith are the final, entire and complete agreement between Borrower and PFG and supersede all prior and contemporaneous negotiations and oral representations and agreements, all of which are merged and integrated in this Agreement.  There are no oral understandings, representations or agreements between the parties which are not set forth in this Agreement or in other written agreements signed by the parties in connection herewith.

9.8  Waivers; Indemnity.  The failure of PFG at any time or times to require Borrower to strictly comply with any of the provisions of this Agreement or any other Loan Document shall not waive or diminish any right of PFG later to demand and receive strict compliance therewith.  Any waiver of any default shall not waive or affect any other default, whether prior or subsequent, and whether or not similar.  None of the provisions of this Agreement or any other Loan Document shall be deemed to have been waived by any act or knowledge of PFG or its agents or employees, but only by a specific written waiver signed by an authorized officer of PFG and delivered to Borrower.  To the extent permitted by law, Borrower waives the benefit of all statutes of limitations relating to any of the Obligations or this Agreement or any other Loan Document, and Borrower waives demand, protest, notice of protest and notice of default or dishonor, notice of payment and nonpayment, release, compromise, settlement, extension or renewal of any commercial paper, instrument, account, General Intangible, document or guaranty at any time held by PFG on which Borrower is or may in any way be liable, and notice of any action taken by PFG, unless expressly required by this Agreement. Borrower hereby agrees to indemnify PFG and its affiliates, subsidiaries, parent, directors, officers, employees, agents, and attorneys, and to hold them harmless from and against any and all claims, debts, liabilities, demands, obligations, actions, causes of action, penalties, costs and expenses (including reasonable attorneys’ fees), of every kind, which they may sustain or incur based upon or arising out of any of the Obligations, or any relationship or agreement between PFG and Borrower, or any other matter, relating to Borrower or the Obligations; provided that this indemnity shall not extend to damages proximately caused by the indemnitee’s own gross negligence or willful misconduct.  Notwithstanding any provision in this Agreement to the contrary, the indemnity agreement set forth in this Section shall survive any termination of this Agreement and shall for all purposes continue in full force and effect.

9.9 [intentionally omitted]

9.10  Amendment.  The terms and provisions of this Agreement may not be waived or amended, except in a writing executed by Borrower and a duly authorized officer of PFG.

9.11  Time of Essence.  Time is of the essence in the performance by Borrower of each and every obligation under this Agreement.

9.12  Attorneys Fees and Costs.  Borrower shall reimburse PFG for all reasonable attorneys’ fees and all filing, recording, search, title insurance, appraisal, audit, and other reasonable costs incurred by PFG, pursuant to, or in connection with, or relating to this Agreement (whether or not a lawsuit is filed), including, but not limited to, any reasonable attorneys’ fees and costs PFG incurs in order to do the following: prepare and negotiate this Agreement and all present and future documents relating to this Agreement; obtain legal advice in connection with this Agreement or Borrower; enforce, or seek to enforce, any of its rights; prosecute actions against, or defend actions by, Account Debtors; commence, intervene in, or defend any action or proceeding; initiate any complaint to be relieved of the automatic stay in bankruptcy; file or prosecute any probate claim, bankruptcy claim, third-party claim, or other claim; examine, audit, copy, and inspect any of the Collateral or any of Borrower’s books and records; protect, obtain possession of, lease, dispose of, or otherwise enforce PFG’s security interest in, the Collateral; and otherwise represent PFG in any litigation relating to Borrower. If either PFG or Borrower files any lawsuit against the other predicated on a breach of this Agreement, the prevailing party in such action shall be entitled to recover its reasonable costs and attorneys’ fees, including (but not limited to) reasonable attorneys’ fees and costs incurred in the enforcement of, execution upon or defense of any order, decree, award or judgment.  All attorneys’ fees and costs to which PFG may be entitled pursuant to this Paragraph shall immediately become part of Borrower’s Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations.

9.13  Benefit of Agreement.  The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors, assigns, heirs, beneficiaries and representatives of Borrower and PFG; provided, however, that Borrower may not assign or transfer any of its rights under this Agreement without the prior written consent of PFG, and any prohibited assignment shall be void.  No consent by PFG to any assignment shall release Borrower from its liability for the Obligations.

9.14  [intentionally omitted]

9.15 [intentionally omitted]

9.16  Confidentiality.  In handling any confidential information, PFG and all employees and agents of PFG shall exercise the same degree of care that PFG exercises with respect to its own proprietary information of the same types to maintain the confidentiality of any non-public information thereby received or received pursuant to this Agreement, except that disclosure of such information may be made (i) to the subsidiaries or affiliates of PFG in connection with their present or prospective business relations with Borrower or PFG provided that they have entered into a comparable confidentiality agreement in favor of Borrower, (ii) to prospective transferees or purchasers of any interest in the Loans, provided that they have entered into a comparable confidentiality agreement in favor of Borrower, (iii) as required by law, regulations, rule or order, subpoena, judicial order or similar order, or (iv) as may be required in connection with the examination, audit or similar investigation of PFG, (iv) as may be necessary in PFG’s good faith business judgment in connection with the enforcement of its rights or remedies after an Event of Default.  Confidential information hereunder shall not include information that either:  (a) is in the public domain or in the knowledge or possession of PFG when disclosed to PFG, or becomes part of the public domain after disclosure to PFG through no fault of PFG; or (b) is disclosed to PFG by a third party, provided PFG does not have actual knowledge that such third party is prohibited from disclosing such information.

9.17  Paragraph Headings; Construction.  Paragraph headings are only used in this Agreement for convenience.  Borrower and PFG acknowledge that the headings may not describe completely the subject matter of the applicable paragraph, and the headings shall not be used in any manner to construe, limit, define or interpret any term or provision of this Agreement. This Agreement has been fully reviewed and negotiated between the parties and no uncertainty or ambiguity in any term or provision of this Agreement shall be construed strictly against PFG or Borrower under any rule of construction or otherwise.

9.18  Governing Law; Jurisdiction; Venue.  This Agreement and all acts and transactions hereunder and all rights and obligations of PFG and Borrower shall be governed by the laws of the State of California.  As a material part of the consideration to PFG to enter into this Agreement, Borrower (i) agrees that all actions and proceedings relating directly or indirectly to this Agreement shall, at PFG’s option, be litigated in courts located within California, and that the exclusive venue therefor shall be San Francisco County; (ii) consents to the jurisdiction and venue of any such court and consents to service of process in any such action or proceeding by personal delivery or any other method permitted by law; and (iii) waives any and all rights Borrower may have to object to the jurisdiction of any such court, or to transfer or change the venue of any such action or proceeding.

9.19  Mutual Waiver of Jury Trial.  BORROWER AND PFG EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO, THIS AGREEMENT OR ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN PFG AND BORROWER, OR ANY CONDUCT, ACTS OR OMISSIONS OF PFG OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH PFG OR BORROWER, IN ALL OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

Borrower:		PFG:

INTERWAVE COMMUNICATIONS, INC.		PARTNERS FOR GROWTH, L.P.

By	/s/ Cal R. Hoagland	By	/s/ Andrew Kahn
	President or Vice President	Title	Manager, Partners for Growth, LLC
Its General Partner

PARTNERS FOR GROWTH

Schedule to

Loan and Security Agreement

Borrower:	INTERWAVE COMMUNICATIONS, INC.

Address:	2495 Leghorn, Mountain View, California 94043

Date:	June 4, 2004

This Schedule forms an integral part of the Loan and Security Agreement between PARTNERS FOR GROWTH, L.P. and the above-borrower of even date.

1.  CREDIT LIMIT

(Section 1.1):

An amount not to exceed the lesser of (a) $1,500,000 (the “Dollar Credit Limit”) at any one time outstanding, or (b) an amount equal to the sum of the following:

(1)           up to 80% (an “Advance Rate”) of the amount of Borrower’s Eligible Accounts-Domestic (as defined in Section 8 above); plus

(2)           up to 80% (an “Advance Rate”) of the amount of Borrower’s Eligible Accounts-Foreign (as defined in Section 8 above); plus

(3)           up to 100% (an “Advance Rate”) of the amount of Borrower’s Eligible Accounts-LC Supported (as defined in Section 8 above); plus

(4)           up to 75% (an “Advance Rate”) of the amount of Borrower’s Eligible Purchase Orders (as defined in Section 8 above); plus

(5)           up to 50% (an “Advance Rate”) of the value of Borrower’s Eligible Inventory (as defined in Section 8 above),  calculated at the lower of cost or market value and determined on a first-in, first-out basis.

PFG may, from time to time, modify the Advance Rates, in its good faith business judgment, upon notice to the Borrower, based on changes in collection experience with respect to Accounts, its evaluation of the Inventory or other issues or factors relating to the Accounts, Inventory or other Collateral.

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Borrower shall have the right to repay and reborrow Loans hereunder, subject to all of the terms and conditions of this Agreement.

2. INTEREST.

Interest Rate (Section 1.2):

A rate equal to 1.5% per month. Interest shall be calculated on the basis of a 360-day year and a year of twelve months of 30 days each for the actual number of days elapsed.

3. FEES (Section 1.4):
Loan Fee: $15,000, payable concurrently herewith. PFG acknowledges that it has already received from Borrower $5,000 of the Loan Fee.

Unused Line Fee:

In the event, in any calendar month (or portion thereof at the beginning and end of the term hereof), the average daily principal balance of the Loans outstanding during the month is less than the amount of the Dollar Credit Limit, Borrower shall pay PFG an unused line fee in an amount equal to 0.25% of the difference between the amount of the Dollar Credit Limit and the average daily principal balance of the Loans outstanding during the month, computed on the basis of a 360-day year, which unused line fee shall be computed and paid monthly, in arrears, on the first day of the following month.

4. MATURITY DATE
(Section 6.1):	364 days from the date of this Agreement.

5. FINANCIAL COVENANTS
(Section 5.1):	Borrower shall cause Parent to comply with each of the following covenants. Compliance shall be determined as of the end of each month:

Minimum Tangible
Net Worth:	Parent shall maintain a Tangible Net Worth of not less than an amount equal to $750,000.

Definitions.	For purposes of the foregoing financial covenants, the following term shall have the following meaning:

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“Tangible Net Worth” shall mean, on a consolidated basis, the excess of total assets less total liabilities, determined in accordance with GAAP, with the following adjustments:

(A) there shall be excluded from assets:  (i) notes, accounts receivable and other obligations owing to Borrower from its officers or other Affiliates, and (ii) all assets which would be classified as intangible assets under GAAP, including without limitation goodwill, licenses, patents, trademarks, trade names, copyrights, capitalized software and organizational costs, licenses and franchises, and (iii) minority Investments in other Persons.

(B) there shall be excluded from liabilities:  all indebtedness which is subordinated to the Obligations under a subordination agreement in form specified by PFG or by language in the instrument evidencing the indebtedness which PFG agrees in writing is acceptable to PFG in its good faith business judgment.

6. REPORTING.
(Section 5.3):

Borrower shall provide PFG with the following:

(a)          Monthly borrowing base report, in such form as PFG shall specify, within five Business Days after the end of each month, and borrowing base reports at such other times as PFG shall from time to time request in its good faith business judgment.  Said borrowing base shall not include any Accounts or other Collateral with respect to which Senior Lender has any outstanding loans or other extensions of credit.  Borrower shall also provide PFG with a listing of Accounts and other Collateral submitted to Senior Lender for financing, at the time so submitted, and Borrower shall not finance with Senior Lender any Accounts or other Collateral previously included in any borrowing base report provided to PFG, if the same would result in an Overadvance under Section 1.3 hereof.

(b) Monthly accounts receivable agings, aged by invoice date, within five Business Days after the end of each month.

(c) Monthly accounts payable agings, aged by invoice date, and outstanding or held check registers, if any, within five Business Days after the end of each month.

(d) Monthly reconciliations of accounts receivable agings (aged by invoice date), and general ledger, within ten Business Days after the end of each month.

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(e)          Monthly perpetual inventory reports for the Inventory valued on a first-in, first-out basis at the lower of cost or market (in accordance with GAAP) or such other inventory reports as are requested by PFG in its good faith business judgment, all within five Business Days after the end of each month.

(f) If requested by PFG, monthly unaudited financial statements of Parent, as soon as available, and in any event within thirty days after the end of each month.

(g)         Monthly Compliance Certificates, within thirty days after the end of each month, in such form as PFG shall reasonably specify, signed by the Chief Financial Officer of Borrower, certifying that as of the end of such month Borrower was in full compliance with all of the terms and conditions of this Agreement, and setting forth calculations showing compliance with the financial covenants set forth in this Agreement and such other information as PFG shall reasonably request, including, without limitation, a statement that at the end of such month there were no held checks.

(h)         Quarterly unaudited financial statements of Parent, as soon as available, and in any event within forty-five days after the end of each fiscal quarter of Parent. If Parent files a form 10-Q with the Securities and Exchange Commission and the same is available within said period through EDGAR, that will satisfy this requirement.

(i)             If requested by PFG, annual operating budgets (including income statements, balance sheets and cash flow statements, by month) for the upcoming fiscal year of Parent within thirty days prior to the end of each fiscal year of Parent, and commensurate with those provided to Parent’s Board of Directors and utilized by Parent’s executive management.

(j)             Annual financial statements of Parent, as soon as available, and in any event within 90 days following the end of Parent’s fiscal year (or such shorter time as may be required by the Securities and Exchange Commission for the filing by Parent of a form 10-K), certified by, and with an unqualified opinion of, independent certified public accountants acceptable to PFG. Burr, Pilger & Mayer LLP, Parent’s present accounting firm, is acceptable to PFG.  If Parent files a form 10-K with the Securities and Exchange Commission and the same is available within said period through EDGAR, that will satisfy this requirement.

(k) Copies of all reports and statements provided by Borrower and Parent to the Senior Lender at the same time the same are provided to the Senior Lender, and a listing with such

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frequency as PFG shall request, showing all Accounts financed by the Senior Lender.
7. BORROWER INFORMATION:

Borrower represents and warrants that the information set forth in the Representations and Warranties of the Borrower dated                            , previously submitted to PFG (the “Representations”) is true and correct as of the date hereof.

8. ADDITIONAL PROVISIONS

(a)          Senior Lender.  As used herein, “Senior Lender” means Silicon Valley Bank.  Borrower shall not permit the total Senior Debt (as defined below) to exceed $2,500,000 at any time outstanding (the “Senior Debt Limit”), including, but not limited to, monies borrowed by Borrower, interest on loans due from Borrower, fees and expenses for which Borrower is obligated, sums due from Borrower in connection with issuance of commercial letters of credit, issuance of forward contracts for foreign exchange reserve, and any other direct or indirect financial accommodation Senior Lender may provide to Borrower. As used herein, “Senior Debt” means total combined Indebtedness of Borrower, Parent and Advanced to Senior Lender.

(b)         Deposit Accounts.  Concurrently, Borrower shall cause the banks and other institutions where its Deposit Accounts are maintained to enter into control agreements with PFG, in form and substance satisfactory to PFG in its good faith business judgment and sufficient to perfect PFG’s security interest in said Deposit Accounts; provided that Borrower may have up to 45 days after the date hereof to cause Wells Fargo Bank to enter into such a control agreement.  Said control agreements shall permit PFG, in its discretion (but subject to the rights of the Senior Lender), to withdraw from said Deposit Accounts accrued interest and any other Obligations due from Borrower to PFG.

(c)          Subordination of Inside Debt.  All present and future indebtedness of Borrower to its officers, directors and shareholders (“Inside Debt”) shall, at all times, be subordinated to the Obligations pursuant to a subordination agreement on PFG’s standard form.  Borrower represents and warrants that there is no Inside Debt presently outstanding.  Prior to

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incurring any Inside Debt in the future, Borrower shall cause the person to whom such Inside Debt will be owed to execute and deliver to PFG a subordination agreement on PFG’s standard form.

(d)         Other Debt Financing—Right of First Refusal.  Borrower hereby grants PFG a right of first refusal to provide any future debt financing which Borrower desires.  Prior to entering into any agreement with any other Person to provide Borrower with debt financing, Borrower shall advise PFG in writing of the proposed terms of the same and provide PFG with copies of all proposal letters, commitment letters, proposed loan documents and other documents relating to the other financing, and PFG shall have 10 days after receipt of all of the foregoing to agree in writing to provide debt financing to Borrower on the same terms and conditions. If PFG does not do so, Borrower may proceed to obtain the debt financing from the other Person on the terms and conditions advised to PFG, but in the event of a change in the proposed terms, Borrower shall again give PFG the right of first refusal to provide the debt financing on such changed terms as provided above.  The foregoing right of first refusal shall terminate 90 days after termination of this Agreement and payment in full of all of the monetary Obligations.

(e)          Guaranty—Affiliate.  Concurrently, Borrower shall cause Advanced to execute and deliver to PFG a Continuing Guaranty with respect to all of the Obligations, and a Security Agreement granting PFG a security interest in all of its assets (subject to “Permitted Liens” as therein defined), and certified resolutions or other evidence of authority with respect to the execution and delivery of such Guaranty and Security Agreement, all pursuant to documentation acceptable to PFG in its good faith business judgment.  Throughout the term of this Agreement Borrower shall cause such Guaranty and Security Agreement to continue in full force and effect.

(f)            Guaranty—Parent.  Within 30 days after the date hereof, Borrower shall cause Parent to execute and deliver to PFG a Continuing Guaranty with respect to all of the Obligations, and a Security Agreement granting PFG a security interest in all of its assets (subject to “Permitted Liens” as therein defined), and certified resolutions or other evidence of authority with respect to the execution and delivery of such Guaranty and Security Agreement, all pursuant to documentation acceptable to PFG in its good faith business judgment.  Throughout the term of this Agreement Borrower shall cause such Guaranty and Security Agreement to continue in full force and effect.

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(g)         Other Affiliates.  Borrower represents and warrants that, except for Advanced and Borrower, Parent does not have any other direct or indirect Subsidiaries, except for Subsidiaries which do not have assets with a net book value in excess of $250,000, in the aggregate for all such Subsidiaries. Except for Advanced and Borrower, Borrower shall not permit Parent in the future to have any other direct or indirect Subsidiaries, except for (i) Subsidiaries which do not have assets with a net book value in excess of $250,000, in the aggregate for all such Subsidiaries, (ii) Subsidiaries organized under the laws of jurisdictions outside the United States, and (iii) Subsidiaries which have executed and delivered to PFG a Continuing Guaranty with respect to all of the Obligations, and a Security Agreement granting PFG a security interest in all of their assets, and certified resolutions or other evidence of authority with respect to the execution and delivery of such Guaranty and Security Agreement, all pursuant to documentation acceptable to PFG in its good faith business judgment, all of which continues in full force and effect.

(h)         Intellectual Property Security Agreements.  Borrower, Advanced and Parent are concurrently executing and delivering to PFG Intellectual Property Security Agreements.  Borrower shall provide PFG with the Exhibits to all such Security Agreements of Borrower, Advanced and Parent which list their respective trademarks and patents, within 15 days after the date hereof. None of Borrower, Advanced or Parent have any copyrights registered with the United States Copyright Office.

Borrower:		PFG:

INTERWAVE COMMUNICATIONS, INC.		PARTNERS FOR GROWTH, L.P.

By	/s/ Cal R. Hoagland	By	/s/ Andrew Kahn
	President or Vice President	Title	Manager, Partners for Growth, LLC
Its General Partner

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WARRANT PURCHASE AGREEMENT

Interwave Communications International Ltd.

2495 Leghorn Street

Mountain View, California 94043, USA

Ladies & Gentlemen:

This Warrant Purchase Agreement (the “Agreement”) is made as of June 4, 2004 (the “Closing Date”) by and between Interwave Communications International Ltd. (NASDAQ: IWAV), a Bermuda company (the “Company”), and Partners For Growth, L.P., a Delaware limited partnership (“Purchaser”).

In consideration of the payment of $570 and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

1.               Authorization and Purchase of the Warrant.

(A)  Authorization of the Warrant.  As of the Closing Date,  the Company’s Board of Directors has authorized the issuance by the Company and the sale to the Purchaser of a warrant (the “Warrant”) to purchase 57,000 fully paid and nonassessable common shares, par value $0.01 per share (the “Common Shares”), of the Company, all as more fully described, and subject to the conditions set forth below and in the form of Warrant annexed hereto as Exhibit 1.  The Common Shares issuable upon exercise of the Warrant are herein referred to as the “Warrant Shares;” and the Warrant and the Warrant Shares are sometimes herein together referred to as the “Securities.”

(B)  Purchase of Warrant.  Subject to the terms and conditions set forth below and in the Warrant, the Company shall issue to Purchaser the Warrant in consideration of the payment of $570 and for other good and valuable consideration.

2.   The Closing.  The closing of the purchase and sale of the Warrant to Purchaser (the “Closing”) shall be held at the offices of Partners for Growth, L.P., 560 Mission Street, Third Floor, San Francisco, CA 94105, or at such other location as may be mutually agreed upon by the parties hereto.  On the Closing Date the Company shall deliver to Purchaser the Warrant registered in the name of Purchaser.

3.   Representations, Warranties and Covenants of the Company.  Except as set forth in the Schedule of Exceptions attached hereto, the Company represents and warrants to, and covenants with, the Purchaser as follows:

(A)   Corporate Power; Authorization.  The Company has all requisite corporate power and has taken all requisite corporate action to execute and deliver each of this Agreement and the Warrant, to sell and issue the Securities and to carry out and perform all of its obligations hereunder and thereunder.  Each of this Agreement and the Warrant has been duly authorized, executed and delivered on behalf of the Company and constitutes the valid and binding agreement of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors’ rights generally and (ii) as limited by equitable principles generally.  The person executing this Agreement and the Warrant is a duly authorized officer of the Company with all necessary legal authority to bind the Company generally and with the specific legal authority to cause the Company to enter into this Agreement and to execute and deliver the Warrant.

(B)  Validity of Securities.  The Warrant, when sold against the consideration therefor as provided herein, will be validly authorized and issued, fully paid and nonassessable.  The issuance and delivery of the Warrant is not subject to preemptive or any similar rights of the shareholders of the Company or any liens or encumbrances arising through the Company; and when the Warrant Shares are issued upon exercise and in accordance with the terms of the Warrant, they will be validly issued and outstanding, fully paid and nonassessable and free of any liens or encumbrances arising through the Company.

(C)  Capitalization. The authorized capital of the Company consists of 10,000,000 Preferred Shares of par value $0.001 each and 20,000,000 Common Shares of par value $0.01, of which as of June 1, 2004, no Preferred Shares and 9,022,744 Common Shares were issued and outstanding. All such issued and outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable. As of June 1, 2004, the Company has 119,670 Common Shares reserved for issuance upon exercise of outstanding options under its 1994 Stock Plan, 1,039,307 Common Shares reserved for issuance upon exercise of outstanding options under its 1999 Option Plan, and 385,536 Common Shares reserved for issuance upon exercise of outstanding options under its 2001 Supplemental Stock Option Plan. As of June 1, 2004, the Company has reserved a total of 454,203 Common Shares for issuance upon exercise of outstanding warrants (excluding the shares exercisable pursuant to the Warrant).  As of June 1, 2004, the Company has reserved a total of 56,335 Common Shares available for issuance under its 1999 Employee Stock Purchase Plan. In addition, effective upon the Closing, the Company has reserved such number of Common Shares as shall be necessary to provide for the exercise of the Warrant. Except as specified above, as of the date of this Warrant there are no other options, warrants, conversion privileges or other contractual rights outstanding to purchase or otherwise acquire any authorized but unissued shares of the Company’s capital stock or other securities, and the Company has not, since June 1, 2004, authorized or issued any shares of its capital stock or other securities.

(D)  SEC Documents; Financial Statements.  The Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2003 (as filed on September 29, 2003),  the Company’s Quarterly Report on Form 10-Q for the three months ended September 30, 2003 (as filed on November 14, 2003), the Company’s Quarterly Report on Form 10-Q for the three months ended December 31, 2003 (as originally filed on February 17, 2004; as amended and filed on March 2, 2004; and as further amended and filed on March 25, 2004), the Company’s Current Report on Form 8-K filed on March 9, 2004, the

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Company’s Current Report on Form 8-K filed on March 25, 2004, the Company’s Current Report on Form 8-K filed on March 31, 2004, the Company’s Current Report on Form 8-K filed on April 22, 2004, the Company’s Quarterly Report on Form 10-Q for the period ending March 31, 2004 (as filed on May 14, 2004), all as filed by the Company with the Securities and Exchange Commission (the “SEC”) are incorporated herein by reference (the “SEC Documents”).  Each of the SEC Documents conforms in all material respects to the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as applicable, and the rules, regulations and instructions of the Commission thereunder.  Each of the SEC Documents did not as of its respective date contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances in which they were made, not misleading.  The financial statements of the Company included in the SEC Documents (the “Financial Statements”) comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto.  Except as may be indicated in the notes to the Financial Statements, the Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the consolidated financial position of the Company and its subsidiaries at the dates thereof.

(E)  No Conflict.  The execution and delivery of this Agreement and the Warrant do not, and the consummation of the transactions contemplated hereby and thereby will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit, under, any provision of the Memorandum of Association, Bye-Laws or other constitutional documents of the Company, as amended, or any mortgage, indenture, lease or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company, its properties or assets, the effect of which would have a material adverse effect on the Company or materially impair or restrict its power to perform its obligations as contemplated hereby or thereby.

(F)  Governmental Consent, etc. Other than approval from the Bermuda Monetary Authority, no consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Warrant or the Warrant Shares upon exercise of the Warrants, or the consummation of any other transaction contemplated hereby.

(G)  Authorized and Unissued Common Shares.  During the period within which the Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the Warrant, a sufficient number of authorized but unissued Common Shares, when and as required to provide for the exercise of the rights represented by this Warrant.

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(H)  Duty to Promptly Enter Holder’s Name in Register of Members.    The Company shall, immediately upon due exercise of the Warrant in full or in part, and provided that all necessary approvals of the Bermuda Monetary Authority have been obtained, enter the name of the Purchaser or other exercising Holder (as defined in the Warrant), as the case may be, in the Register of Members of the Company for the appropriate number of shares issued upon such exercise.

(I)  Company Reports Filed Under the Exchange Act.  With a view to making available to the Purchaser the benefits of Rule 144 and other rules or regulations of the SEC that may permit the Purchaser to sell Warrant Shares to the public without registration, the Company shall for a period of two years following the date of this Agreement use commercially reasonable efforts to: (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the Closing; (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and (c) furnish to the Purchaser, so long as the Purchaser owns any Securities within a reasonable period of time: (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, and (ii) such other information as may be reasonably requested in order to avail the Purchaser of any rule or regulation of the SEC that permits the selling of any such Securities without registration.

4.   Representations and Warranties of Purchaser.  Purchaser hereby represents and warrants to the Company as of the Closing Date as follows:

(A)  Investment Experience.  Purchaser is an “accredited investor” within the meaning of Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”), and was not organized for the specific purpose of acquiring the Securities.  Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.  Purchaser has such business and financial experience as is required to give it the capacity to protect its own interests in connection with the purchase of the Securities.

(B)  Investment Intent.  Purchaser is purchasing the Securities for investment for its own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.  Purchaser understands that the Warrant has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed herein.

(C)  Authorization.  Purchaser has all requisite power and has taken all requisite action to execute and deliver each of this Agreement and to carry out and perform all of its obligations hereunder.  This Agreement has been duly authorized, executed and delivered on behalf of Purchaser and constitutes the valid and binding agreement of Purchaser, enforceable in accordance with its terms, except (i) as limited by applicable

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bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors’ rights generally and (ii) as limited by equitable principles generally.  The consummation of the transactions contemplated herein and the fulfillment of the terms herein will not result in a breach of any of the terms or provisions of Purchaser’s partnership agreement or other similar organizational documents. The execution and delivery of this Agreement and the purchase of the Warrant do not, and the consummation of the transactions contemplated hereby and thereby will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit, under, any provision of the Limited Partnership Agreement or other constitutional documents of the Purchaser, as amended, or any mortgage, indenture, lease or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule of regulation applicable to the Purchaser, its properties or assets, the effect of which would have a material adverse effect on the Purchaser or materially impair or restrict its power to perform its obligations as contemplated hereby or thereby.

(D)  No Legal, Tax or Investment Advice.  Purchaser understands that nothing in this Agreement or any other materials presented to Purchaser in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Warrant.

5.   Restrictions on Transfer of Securities; Registrable Securities.  The restrictions on transfer of the Securities and the registration rights granted to the Purchaser in connection with the Securities are as set forth in the Warrant.

6.               Miscellaneous.

(A)  Waivers and Amendments.  This Agreement and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

(B)  Governing Law; Venue.  This Agreement and the Warrant shall each be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California without regard to conflict of laws.  The parties each irrevocably submit to the exclusive jurisdiction of the U.S. state and federal courts located in San Francisco, California in connection with any dispute arising under this Agreement or the Warrant.

(C)  Survival.  The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Company or Purchaser and the Closing.

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(D)  Successors and Assigns.  The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto (specifically including any person that becomes a holder of the Warrant through transfer thereof from the Purchaser, and any other successors in interest to the Securities).  In the event of any merger, amalgamation, consolidation or acquisition involving the Company in which the Company is not the surviving entity, the Company’s obligations hereunder and under the Warrant shall be expressly or by operation of law assumed by the surviving entity.

(E)  Entire Agreement; Construction.  This Agreement and the Warrant constitute the full and entire understanding and agreement between the parties with regard to the subject hereof.  In the event of any conflict between the terms of this Agreement and the terms of the Warrant (including any Schedule attached thereto), the terms of the Warrant shall prevail.  The term “$” or “dollars” means United States dollars; the term “including” means “including without limitation”; “days” means business days in the United States, unless otherwise indicated.

(F)  Notices, etc.  Any notice or other communication given under this Agreement shall be sufficient if in writing and sent by personal service, facsimile, courier service promising overnight delivery or registered or certified mail, return receipt requested, postage prepaid, to a party at its address set forth below (or at such other address as shall be designated for such purpose by such party in a written notice to the other party hereto):

if to Purchaser, at

Partners for Growth, L.P.

560 Mission Street, Third Floor

San Francisco, California 94105

Attention:  Lorraine Nield

Fax:  (415) 315-7959

with a copy to

Benjamin Greenspan, Esq.

620 Laguna Road

Mill Valley, CA 94941

(415) 358-4780

or

if to the Company, at

Interwave Communications International, Ltd.

2495 Leghorn Street

Mountain View, California 94043, USA

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Attention: Chief Financial Officer

Fax:  (650) 967-1029

with a copy to:

Wilson Sonsini Goodrich & Rosati

650 Page Mill Road

Palo Alto, CA 94304

Attention: Christopher D. Mitchell, Esq.

Telephone (650) 493-9300

or in any case at such other address as Purchaser or the Company shall have furnished to the other in writing. The term “notify” means to give notice in writing as specified above.

(G)  Severability of this Agreement.  If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(H)  Titles and Subtitles.  The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference and shall not, by themselves, determine the construction of this Agreement.

(I)  Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

[Signature page follows]

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Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

PARTNERS FOR GROWTH, L.P.

/s/ Andrew Kahn
	By:	Andrew W. Kahn	, Manager of
Partners for Growth, LLC, its General Partner

AGREED AND ACCEPTED, as of the date first above written:

Interwave Communications International Ltd.

By:	/s/ Cal R. Hoagland
Its:	SVP and CFO

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WARRANT

THIS WARRANT (THE “WARRANT”) IS ISSUED PURSUANT TO THE TERMS OF THE PROVISIONS OF A WARRANT PURCHASE AGREEMENT (THE “AGREEMENT”) BETWEEN INTERWAVE COMMUNICATIONS INTERNATIONAL LTD. (THE “COMPANY”) AND THE INITIAL WARRANT HOLDER.  A COPY OF SUCH AGREEMENT IS ON FILE AT THE OFFICE OF THE  CORPORATE SECRETARY OF THE COMPANY.  THIS SECURITY WAS SOLD IN A PRIVATE PLACEMENT, WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY BE  OFFERED OR SOLD ONLY IF REGISTERED UNDER THE SECURITIES ACT OR IF AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

Company:	Interwave Communications International Ltd., a Bermuda company
Number of Shares:	57,000
Class of Shares:	Common, par value US$0.01 each
Exercise Price:	$3.60 (subject to adjustment to FMV at closing, if less)
Issue Date:	June 4, 2004
Expiration Date:	June 4, 2011

The term “Holder” shall initially refer to Partners for Growth, L.P., a Delaware limited partnership, which is the initial holder of this Warrant and shall further refer to any subsequent permitted holder of this Warrant from time to time.

The Holder is subject to certain restrictions as set forth in the Agreement.

The Company does hereby certify and agree that, for the agreed sum of $570 and for other good and valuable consideration, the Holder, or its permitted successors and assigns, hereby is entitled to purchase from Interwave Communications International, Ltd. (the “Company”) Fifty-Seven Thousand (57,000) duly authorized, validly issued, fully paid and non-assessable common shares, par value US$0.01 each (“Shares”) of the Company upon the terms and subject to the provisions of this Warrant.

Section 1.                                          Term, Price and Exercise of Warrant.

1.1                                 Term of Warrant. This Warrant shall be exercisable for a period of seven (7) years after the date hereof (hereinafter referred to as the “Expiration Date”).

1.2                                 Exercise Price.  The price per share at which the Shares are issuable upon exercise of this Warrant (the “Warrant Shares”) shall be $3.60, subject to adjustment from time to time as set forth herein (the “Exercise Price”).

1.3                                 Exercise of Warrant.

(a)                                  This Warrant may be exercised or converted, in whole or in part, upon surrender to the Company at its then principal offices in the United States of this Warrant to be exercised, together with the form of election to exercise attached hereto as Exhibit A duly completed and executed, and upon payment to the Company of the Exercise Price for the number of Warrant Shares in respect of which this Warrant is then being exercised.

(b)                                 Payment of the aggregate Exercise Price may be made (i) in cash or by cashier’s or bank check or (ii) by converting this Warrant through a Cashless Exercise (as defined herein).  Upon a “Cashless Exercise” the Holder shall receive Shares on a net basis such that, without the payment of any funds, the Holder shall surrender this Warrant in exchange for the number of Shares equal to “X” (as defined below), computed using the following formula:

X =	Y * (A-B)
A

Where

X	=	the number of Shares to be issued to Holder.

Y	=	the number of Shares to be exercised under this Warrant

A	=	the fair market value of one Common Share.

B	=	the Exercise Price (as adjusted to the date of such calculations).

(c)                                  For purposes of this Warrant, the fair market value of one Common Share of the Company shall be, if the Common Shares are listed on a stock exchange or over-the-counter market, the highest closing sale price reported on such exchange or over-the-counter market for the thirty (30) day period prior to the date of deterimation of fair market value. If the Common Shares are not traded over-the-counter or on an exchange, the fair market value of the Company’s Common Shares shall be the price per share which the Company could obtain from a willing buyer for shares sold by the Company from authorized but unissued shares, as such price shall be agreed by the Company and the Holder.

(d)                                 Subject to Section 2 hereof, upon surrender of this Warrant, and the duly completed and executed form of election to exercise, and payment of the Exercise Price or conversion of this Warrant through Cashless Exercise, the Company shall endeavor to

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issue and deliver within three (3) business days, but shall in all cases issue and deliver or cause to be issued and delivered within ten (10) calendar days to the Holder or such other person as the Holder may designate in writing a certificate or certificates for the number of Warrant Shares so purchased upon the exercise or conversion of this Warrant. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Shares as of the date of the surrender of this Warrant, and the duly completed and executed form of election to exercise, and payment of the Exercise Price or conversion of this Warrant through Cashless Exercise; provided, that if the date of surrender of this Warrant and payment of the Exercise Price is not a business day, the certificates for the Shares shall be issued as of the next business day (whether before or after the Expiration Date), and, until such date, the Company shall be under no duty to cause to be delivered any certificate for such Shares or for shares of such other class of shares.  If this Warrant is exercised or converted in part, a new warrant of the same tenor and for the number of Warrant Shares not exercised or converted shall be executed by the Company.

1.4                                 Fractional Interests. The Company shall not be required to issue fractions of Shares upon the exercise of this Warrant.  If any fraction of a Common Share would be issuable upon the exercise of this Warrant (or any portion thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the last  reported sale price of the Common Shares on the NASDAQ National Market System or any other national securities exchange or market on which the Common Shares are then listed or traded.

1.5                                 Automatic Conversion upon Expiration.  In the event that, upon the Expiration Date, the fair market value of one Share (or other security issuable upon the exercise hereof) as determined in accordance with Section 1.3 above is greater than the Exercise Price in effect on such date, then this Warrant shall automatically be deemed on and as of such date to be converted pursuant to Section 1.2 above as to all Shares (or such other securities) for which it shall not previously have been exercised or converted, and the Company shall promptly deliver a certificate representing the Shares ( or such other securities) issued upon such conversion to the Holder.

Section 2.                                          Exchange and Transfer of Warrant.

(a)                                  This Warrant may be transferred, in whole or in part, without restriction, subject to (i) the Holder’s delivery of an opinion of counsel in customary form that such transfer is in compliance with applicable securities laws and (ii) the transferee holder of the new Warrant assumes in writing the obligations of the Holder set forth in the Agreement.  A transfer may be registered with the Company by submission to it of this Warrant, together with the annexed Assignment Form attached hereto as Exhibit B duly completed and executed. After the Company’s receipt of this Warrant and the Assignment Form so completed and executed, the Company will issue and deliver to the transferee a new warrant (representing the portion of this Warrant so transferred) at the same Exercise Price per share and otherwise having the same terms and provisions as this Warrant, which the Company will register in the new holder’s name.  In the event of a partial

3

transfer of this Warrant, the Company shall concurrently issue and deliver to the transferring holder a new warrant that entitles the transferring holder to purchase the balance of this Warrant not so transferred and that otherwise is upon the same terms and conditions as this Warrant.  Upon the due delivery of this Warrant for transfer, the transferee holder shall be deemed for all purposes to have become the holder of the new warrant issued for the portion of this Warrant so transferred, effective immediately prior to the close of business on the date of such delivery, irrespective of the date of actual delivery of the new warrant representing the portion of this Warrant so transferred.

(b)                                 In the event of the loss, theft or destruction of this Warrant, the Company shall execute and deliver an identical new warrant to the Holder in substitution therefor upon the Company’s receipt of (i) evidence reasonably satisfactory to the Company of such event and (ii) if requested by the Company, an indemnity agreement reasonably satisfactory in form and substance to the Company.  In the event of the mutilation of or other damage to the Warrant, the Company shall execute and deliver an identical new warrant to the Holder in substitution therefor upon the Company’s receipt of the mutilated or damaged warrant.

(c)                                  The Company shall pay all costs and expenses incurred in connection with the exercise, exchange, transfer or replacement of this Warrant, including, without limitation, the costs of preparation, execution and delivery of a new warrant and of share certificates representing all Warrant Shares; provided, that the Holder shall pay all stamp and other transfer taxes payable in connection with the transfer or replacement of this Warrant.

Section 3.                                          Certain Covenants.

(a)                                  The Company shall at all times reserve for issuance and keep available out of its authorized and unissued Shares, solely for the purpose of providing for the exercise of this Warrant, such number of Shares as shall from time to time be sufficient therefor.

(b)                                 The Company will not, by amendment of its Memorandum of Association or Bye-Laws or through reorganization, consolidation, merger, amalgamation, sale of assets or otherwise, avoid or seek to avoid the observance or performance of any of the terms of this Warrant.  Without limiting the foregoing, the Company (i) will not increase the par value of any shares receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise and (ii) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares upon the exercise of this Warrant.

Section 4.                                          Adjustments to Exercise Price and Number of Warrant Shares.

4.1                                 Adjustments. In order to prevent dilution of the rights granted hereunder, the Exercise Price shall be subject to adjustment from time to time in accordance with this Section 4. Except as specifically excluded in Section 4.5, upon each adjustment of the Exercise Price pursuant to this Section 4, the Holder shall thereafter be entitled to acquire upon exercise, at the Exercise Price resulting from such adjustment, the number

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of Common Shares of the Company obtainable by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Common Shares acquirable immediately prior to such adjustment and dividing the product thereof by the new Exercise Price resulting from such adjustment (e.g., the price at which Additional Common Shares is issued in the case of a Dilutive Issue).

4.2                                 Subdivisions, Combinations and Share Dividends. If the Company shall at any time subdivide by split-up or otherwise, its outstanding Common Shares into a greater number of shares, or issue additional Common Shares as a dividend, bonus issue or otherwise with respect to any Common Shares, the Exercise Price in effect immediately prior to such subdivision or share dividend or bonus issue shall be proportionately reduced. Conversely, in case the outstanding Common Shares of the Company shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

4.3.                              Reorganization, Reclassification, Consolidation, Merger or Sale of Assets. If any capital reorganization or reclassification of the Common Shares of the Company, or consolidation, amalgamation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Shares shall be entitled to receive shares, securities, cash or other property with respect to or in exchange for Common Shares, then, as a condition of such reorganization, reclassification, consolidation, amalgamation, merger or sale, lawful and adequate provision shall be made whereby the Holder shall have the right to acquire and receive upon exercise of this Warrant (or at the option of the Holder, shall have the right to receive a new and equivalent Warrant for) such shares, securities, cash or other property issuable or payable (as part of the reorganization, reclassification, consolidation, amalgamation, merger or sale) with respect to or in exchange for such number of outstanding Common Shares as would have been received upon exercise of this Warrant at the Exercise Price then in effect. The Company will not effect any such consolidation, amalgamation, merger or sale unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument mailed or delivered to the Holder, the obligation to deliver such shares, securities or assets that the Holder may be entitled to purchase in accordance with the foregoing provisions. If a purchase, tender or exchange offer is made to and accepted by the holders of more than 50% of the outstanding Common Shares of the Company, the Company shall not effect any consolidation, amalgamation, merger or sale with the person having made such offer or with any Affiliate of such person, unless prior to the consummation of such connsolidation, merger or sale the Holder shall have been given a reasonable opportunity to then elect to receive upon the exercise of this Warrant either the shares, securities or assets then issuable with respect to the Common Shares of the Company or the shares, securities or assets, or the equivalent, issued to previous holders of the Common Shares in accordance with such offer. For purposes hereof the term “Affiliate” with respect to any given person shall mean any person controlling, controlled by or under common control with the given person. Notwithstanding the foregoing Section 4.3, a new Warrant issuable to the Holder in connection with a consolidation, amalgamation,

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merger (other than a merger for reorganizational purposes) or sale of assets transaction shall not include the price-based antidilution protection set forth in Section 4.5.

4.4.                              Notices of Record Date, Etc.  In the event that:

(1)                                  the Company shall declare any dividend or bonus issue upon its Common Shares payable in Company shares to the holders of its Common Shares, or

(2)                                  there shall be any capital reorganization or reclassification of the securities of the Company, including any subdivision or combination of its outstanding Common Shares, or consolidation, amalgamation, or merger of the Company with, or sale of all or substantially all of its assets to, another corporation, then, in connection with such event, the Company shall give to the Holder:

(i)             at least ten (10) days prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend or bonus issue or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger or sale; and

(ii)          in the case of any such reorganization, reclassification,  consolidation, amalgamation, merger or sale at least ten (10) days prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend or bonus issue, the date on which the holders of Common Shares shall be entitled thereto and the terms of such dividend or bonus issue, and such notice in accordance with this clause (ii) shall also specify the date on which the holders of Common Shares shall be entitled to exchange their Common Shares for securities or other property deliverable upon such reorganization, reclassification, consolidation, amalgamation, merger or sale, as the case may be, and the terms of such exchange. Each such written notice shall be given by first class mail, postage prepaid, addressed to the holder of this Warrant at the address of the Holder.

4.5.                              Exercise Price Adjustment for Dilutive Issuances.  If the Company at any time (and at each such time) issues Additional Common Shares after the date of this Warrant for consideration per share less than the Exercise Price in effect immediately before such issue (a “Dilutive Issue”), the Exercise Price shall be reduced, concurrently with such Dilutive Issue, to the price per share paid or payable for such Additional Common Shares.  In the case of Dilutive Issues authorized or effected by the Company after 364 calendar days from the Closing Date, the second sentence of Section 4.1 shall not apply.  The term “Additional Common Shares” means all Common Shares (including reissued shares) issued or, in the case of convertible or derivative securities or Common Share equivalents, deemed issued, after the date of this Warrant, but excluding convertible and derivative securities and Common Share equivalents outstanding prior to the date of this Warrant.  For example only, if the Exercise Price is $2.00, the number of shares issuable under the Warrant is 50,000, and the Company issues Common Shares at $1.75 on the 90th day after the date of this Warrant, the new Exercise Price pursuant to

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this Section 4.5 is deemed to be $1.75 and the new number of shares issuable under Section 4.1 upon exercise of the Warrant is 57,143  (($2.00 * 50,000) / $1.75).  If the issuance of Additional Common Shares were to occur 390 calendar days after the date of this Warrant, the Exercise Price would be adjusted to $1.75 but the number of shares subject to the Warrant would remain at 50,000. As a further example, if the Company engaged in a merger transaction after the date of this Warrant and a new Warrant is issued for the appropriately adjusted number of shares and adjusted Exercise Price as determined in this Section 4, the new Warrant issuable to the Holder would not include price-based antidilution protection set forth in this Section 4.5 in respect of future dilutive issues.

4.6.                              Adjustment by Board of Directors. If any event occurs as to which, in the opinion of the Board of Directors of the Company, the provisions of this Section 4 are not strictly applicable or if strictly applicable would not fairly protect the rights of the Holder in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such rights, but in no event shall any adjustment have the effect of increasing the Exercise Price as otherwise determined pursuant to any of the provisions of this Section 4, except in the case of a combination of shares of a type contemplated in Section 4.2 and then in no event to an amount larger than the Exercise Price as adjusted pursuant to Section 4.2.

4.7.                              Officers’ Statement as to Adjustments. Whenever the Exercise Price and/or number of Shares subject to the Warrant is required to be adjusted as provided in Section 4, the Company shall forthwith file at each office designated for the exercise of this Warrant a statement, signed by the Chief Executive Officer, Chief Financial Officer or any Managing Director of the Company, showing in reasonable detail the facts requiring such adjustment, the Exercise Price and number of issuable shares that will be effective after such adjustment; provided, however, such statement shall not be required to the extent the information requested in this Section 4.7 is available through the Company’s reports filed with the Securities and Exchange Commission. If the information described in this Section 4.7 is readily available through the Company’s reports filed with the Securities and Exchange Commission, the Company shall not be required to provide a separate notice of adjustment to the Holder; provided, however, if such information is not readily available through the Company’s reports filed with the Securities Exchange Commission and made public, the Company shall cause a notice setting forth any such adjustments to be sent by mail, first class, postage prepaid, to the record Holder of this Warrant at its address appearing herein or otherwise in the Company’s Register of Members.  If such notice relates to an adjustment resulting from an event referred to in Section 4.3, such notice shall be included as part of the notice required to be mailed and published under the provisions of Section 4.3.

4.8                                 Issue of Securities other than Common Shares.  In the event that at any time, as a result of any adjustment made pursuant to Section 4, the Holder thereafter shall become entitled to receive any shares of the Company, other than Common Shares,

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thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Shares contained in Section 4.

Section 5.                                          Rights and Obligations of the Warrant Holder.

This Warrant shall not entitle the Holder to any rights of a shareholder in the Company.  The Holder shall have the specific “piggyback” registration rights set forth in Exhibit C attached hereto and made a part hereof.  Capitalized terms not otherwise defined in Exhibit C shall have the meanings set forth herein.

Section 6.                                          Restrictive Share Legend.

This Warrant and the Warrant Shares have not been registered under any securities laws.  Accordingly, any share certificates issued pursuant to the exercise of this Warrant shall (until receipt of an opinion of counsel in customary form that such legend is no longer necessary) bear the following legend:

THIS WARRANT AND THE WARRANT SHARES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OF DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN CUSTOMARY FORM THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT.

Section 7.                                          Notices.

Any notice or other communication required or permitted to be given here shall be in writing and shall be effective (a) upon hand delivery or delivery by e-mail or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received) or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received), or (b) on the third business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communication shall be:

If to the Company:

Interwave Communications International, Ltd.

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2495 Leghorn Street

Mountain View, California 94043, USA

Telephone: (650) 314-2533

Facsimile: (650) 967-1029

E-Mail: choagland@iwv.com

Attention: Cal R. Hoagland, Senior Vice President and Chief Financial Officer

With a copy to:

Wilson Sonsini Goodrich & Rosati

650 Page Mill Road

Palo Alto, CA 94304

Attention: Christopher D. Mitchell, Esq.

Telephone (650) 493-9300

If to the Holder:

Partners for Growth, L.P.

560 Mission Street, Third Floor

San Francisco, CA 94105

Telephone:  (415) 315-7944

Telecopier: (415) 315-7959

E-Mail: lorraine@pfgrowth.com

Attention: Lorraine Nield

with a copy to

Benjamin Greenspan, Esq.

620 Laguna Road

Mill Valley, CA 94941

(415) 358-4780

Each party hereto may from time to time change its address for notices under this Section 7 by giving at least 10 calendar days’ notice of such changes address to the other party hereto.

Section 8.                                          Amendments and Waivers.

This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

Section 9.                                          Applicable Law; Severability.

This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of California.  If any one or more of the provisions contained in this

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Warrant, or any application of any provision thereof, shall be invalid, illegal, or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and all other applications of any provision thereof shall not in any way be affected or impaired thereby.

Section 10.                                   Construction.

The terms of the Warrant Purchase Agreement to which this Warrant is attached as Exhibit 1 are incorporated by reference herein. Terms used but not defined herein have the meaning set forth in the Warrant Purchase Agreement.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed on the day and year first above written.

COMPANY:

Interwave Communications International Ltd.

By:	/s/ Cal R. Hoagland

Name:	Cal R. Hoagland

Title:	SVP and CFO

ACKNOWLEDGED AND AGREED:

HOLDER:

Partners for Growth, L.P.

By:	/s/ Andrew Kahn
Andrew Kahn, Manager of
Partners for Growth, LLC,
Its General Partner

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Exhibit A

To:                              Interwave Communications International Ltd.

ELECTION TO EXERCISE

1.                                       The undersigned hereby exercises its right to subscribe for and purchase ______________ fully paid, validly issued and nonassessable Shares covered by the attached Warrant and tenders payment herewith in the amount of $___________ in accordance with the terms thereof.

1.                                       The undersigned hereby elects to convert the attached Warrant into fully paid, validly issued and nonassessable Shares by Cashless Exercise in the manner specified in Section 1.3 of the attached Warrant. This conversion is exercised with respect to __________ of shares.

[Strike the paragraph above that does not apply.]

, and requests that certificates for such shares be issued in the name of, and delivered to:

Date:	[Holder]

By
Name:
Title:

Exhibit B

ASSIGNMENT FORM

To:	Interwave Communications International Ltd.

The undersigned hereby assigns and transfers this Warrant to

(Insert assignee’s social security or tax identification number)

(Print or type assignee’s name, address and postal code)

and irrevocably appoints ______________________________________ to transfer this Warrant on the books of the Company.

Date:	Partners For Growth, L.P.

By
	Name:	, Manager of
Partners for Growth, LLC, Its General Partner

EXHIBIT C

PIGGYBACK REGISTRATION RIGHTS

1. PIGGYBACK REGISTRATION RIGHTS.

1.1                                 Piggyback Rights. If (but without any obligation to do so) the Company proposes to register any of its equity securities under the United States Securities Act of 1933 (the “Act”) in connection with the public offering of such shares (other than (i) a registration relating solely to the sale of securities to participants in a Company equity option or share rights or share purchase plan, (ii) a registration relating to a corporate reorganization or other transaction under Rule 145 of the Act, or (iii) a registration relating to the offer and sale of debt securities, (iv) a registration on any registration form that does not permit secondary sales, or (v) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Warrant Shares, the Company shall, at such time, promptly give the Holder written notice of such registration. Upon the written request of the Holder given within ten (10) business days after mailing of such notice by the Company, the Company shall, subject to the provisions of Section 1.4 of this Exhibit C, use all commercially reasonable efforts to cause a registration statement to become effective, which includes all of the Warrant Shares that the Holder requests to be registered by such notice and for which the Holder (or its individual members) is then the shareholder of record (or would be the shareholder of record upon the exercise of its Warrant).  Notwithstanding the foregoing, unless the consent of the requisite Holders under the Sixth Amended and Restated Investor Rights Agreement among the Company and the undersigned Investors therein) has been obtained pursuant to the amendment or waiver provisions therein, the inclusion of the Warrant Shares in any registration pursuant to this Section 1.1 shall not reduce the number of Registrable Securities (as defined in the Sixth Amended and Restated Investor Rights Agreement) also to be included in the same registration, and shall be limited in its entirety prior to any limitation on the number of Registrable Securities included in such registration.

1.2                                 Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 1 prior to the effectiveness of such registration whether or not the Holder has elected to include securities in such registration.

1.3                                 Expenses of Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to this Section, including without limitation all registration, filing and qualification fees (including Blue Sky fees), printers’ and accounting fees, and fees and disbursements of counsel for the Company and the reasonable fees and disbursements for one counsel for the Holder shall be borne by the Company. Any fees or disbursements of counsel for the Holder (other than the single counsel referenced above) shall be borne by the Holder.

1.4                                 Underwriting Requirements. In connection with any offering involving an underwriting of Common Shares of the Company, the Company shall not be required under this Section to include any of the Warrant Shares in such underwriting unless the Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters) and enters into an underwriting agreement in customary form with an underwriter or underwriters selected by the Company. If the total amount of securities, including Warrant Shares, requested by shareholders or other securities holders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Warrant Shares, that the underwriters determine in their sole discretion will not  jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling shareholders, including Holder, according to the total amount of securities entitled to be included therein owned by each selling shareholder or in such other proportions as may be mutually agreed to by such selling shareholders).

1.5                                 Information from the Holder. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Warrant Shares that the Holder shall furnish to the Company such information regarding itself and its individual members, the Warrant Shares held by Holder or its members, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of the Warrant Shares.

1.6                                 No Delay of Registration. The Holder shall not have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

2.                                       INDEMNIFICATION

In the event any shares of Warrant Shares are included in a registration statement under Section 1 of this Exhibit C:

2.1                                 The Company Indemnity. To the extent permitted by law, the Company will indemnify, defend and hold harmless the Holder, its partners or officers, directors, shareholders, legal counsel and accountants for the Holder, any underwriter (as defined in the Act) for the Holder and each person, if any, who controls the Holder or underwriter, within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (each an “Indemnified Person”), against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or any state securities laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities laws in connection with such registration; and the Company will reimburse each  Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided however that the indemnity agreement contained in this Section 2.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any Indemnified Person; provided further, however, that the  foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Person from whom the person asserting any such losses, claims, damages or liabilities purchased Warrant Shares in the offering, if a copy of the prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Indemnified Person to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the shares to such person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

2.2                                 Holder Indemnity. To the extent permitted by law, the Holder and each of them will jointly and severally indemnify, defend and hold harmless the Company, each of its directors, each of its officers, each of its partners, each person, if any, who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter, any other shareholder selling securities in such registration statement and any controlling person of any such  underwriter or other shareholder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or any state securities laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation (but excluding clause (iii) of the definition thereof), in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Holder expressly for use in connection with such registration; and the Holder will reimburse any person intended to be indemnified pursuant to this Section 2.2 for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage, liability or action; provided however that the indemnity agreement contained in this Section 2.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld).

2.3                                 Prompt Notice Required. Promptly after receipt by an indemnified party under this Section 2 of actual knowledge of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires,  jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided however that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2 to the extent of such prejudice, but the omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.3.

2.4                                 Alternative Relief. If the indemnification provided for in this Section 2 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of and the relative benefits received by the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations, provided that no person guilty of fraud shall be entitled to contribution. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.  The relative benefits received by the indemnifying party and the indemnified party shall be determined by reference to the net proceeds and underwriting discounts and commissions from the offering received by each such party.

2.5                                 Underwriting Agreement. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions of this Section 2, the provisions in the underwriting agreement shall control.

2.6                                 Survival. The obligations of the Company and the Holder under this Section 2 shall survive the completion of any offering of the Warrant Shares in a registration statement under Section 1 of this Exhibit C.

3.                                       ASSIGNMENT

The rights to cause the Company to register Warrant Shares pursuant to Section 1 of this  Exhibit C may be assigned (but only with all related obligations) by Holder to  a transferee or assignee of such securities provided; (a) the Company is, within a reasonable time after such transfer, furnished with written notice of  the name and address of such transferee or assignee and the securities with  respect to which such registration rights are being assigned and (b) such  transferee or assignee agrees in writing to be bound by and subject to the  terms and conditions of the Agreement.

4.                                       TERMINATION OF REGISTRATION RIGHTS

The Holder shall not be entitled to exercise any right provided for in Section  1 of this Exhibit C after such time at which all Warrant Shares of the relevant holder can be sold in any  three (3) month period without registration in compliance  with Rule 144 of the Act.

Partners for Growth

Security Agreement

Debtor:	INTERWAVE COMMUNICATIONS INTERNATIONAL LTD.,
a Bermuda corporation

Address:	Clarendon House
2 Church Street
P.O. Box HM 1022
Hamilton, HM DX, Bermuda

Date:	June 4, 2004

THIS SECURITY AGREEMENT is entered into on the above date between PARTNERS FOR GROWTH, L.P. (“PFG”), whose address is 560 Mission Street, 3rd floor, San Francisco, CA 94105 and the Debtor named above (the “Debtor”), whose chief executive office is located at the above address (“Debtor’s Address”).

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1.  [INTENTIONALLY OMITTED]

2.  SECURITY INTEREST. To secure the payment and performance of all of the Obligations when due, Debtor hereby grants to PFG a security interest in all of the following (collectively, the “Collateral”):  all right, title and interest of Debtor in and to all of the following, whether now owned or hereafter arising or acquired and wherever located: all Accounts; all Inventory; all Equipment; all Deposit Accounts; all General Intangibles (including without limitation all Intellectual Property); all Investment Property; all Other Property; and any and all claims, rights and interests in any of the above, and all guaranties and security for any of the above, and all substitutions and replacements for, additions, accessions, attachments, accessories, and improvements to, and proceeds  (including proceeds of any insurance policies, proceeds of proceeds and claims against third parties) of, any and all of the above, and all Debtor’s books relating to any and all of the above. Notwithstanding anything herein to the contrary, in no event shall the security interest granted under this Section 2 attach to any  (“Specified Contracts”):  any lease, license, contract, property rights or agreement to which Debtor is a party or any of its rights (including property rights with respect to equipment) or interests thereunder if and for so long as the grant of such security interest shall constitute or result in (i) the abandonment, invalidation or unenforceability of any right, title or interest of Debtor therein or (ii) in a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract property rights or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the Code (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law or principles of equity); provided however that such security interest shall attach immediately at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied and to the extent severable, shall attach immediately to any portion of such lease, license, contract, property rights or agreement that does not result in any of the consequences specified in (i) or (ii) above. Except as disclosed on Exhibit A hereto, Debtor represents and warrants to PFG that there are no Specified Contracts which are material to Debtor’s business.  Debtor shall not, hereafter, without PFG’s prior written consent, enter into any Specified Contract which is material to Debtor’s business. In addition, notwithstanding anything herein to the contrary, in no event shall the security interest granted under this Section 2 attach to any of the outstanding capital stock of a controlled foreign corporation (as such term is defined in the Internal Revenue Code of 1986, as amended) in excess of 65% of the voting power of all classes of capital stock of such controlled foreign corporation entitled to vote.

3.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF DEBTOR.

In order to induce PFG to enter into a loan agreement with the Borrower and make loans to the Borrower, subject to the exceptions set forth on the Disclosure Schedule attached hereto as Exhibit B, Debtor represents and warrants to PFG as follows, and Debtor covenants that the following representations will continue to be true, and that Debtor will at all times comply with all of the following covenants, throughout the term of this Agreement and until all Obligations have been paid and performed in full:

3.1  Corporate Existence and Authority.  Debtor is and will continue to be, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.  Debtor is and will continue to be qualified and licensed to do business in all jurisdictions in which any failure to do so would result in a Material Adverse Change.  The execution, delivery and performance by Debtor of this Agreement, and all other documents contemplated hereby (i) have been duly and validly authorized, (ii) are enforceable against Debtor in accordance with their terms (except as enforcement may be limited by equitable principles and by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors’ rights generally), and (iii) do not violate Debtor’s articles or certificate of incorporation, or Debtor’s by-laws, or any law or any material agreement or instrument which is binding upon Debtor or its property, and (iv) do not constitute grounds for acceleration of any material indebtedness or obligation under any agreement or instrument which is binding upon Debtor or its property.

3.2  Name; Trade Names and Styles.  As of the date hereof, the name of Debtor set forth in the heading to this Agreement is its name as presently set forth in its certificate of incorporation.  Listed on Exhibit A hereto are, as of the date hereof, all prior names of Debtor and all of Debtor’s present and prior trade names.  Debtor shall give PFG 30 days’ prior written notice before changing its name or doing business under any other name.  Debtor has complied, and will in the future comply, in all material respects, with all laws relating to the conduct of business under a fictitious business name, if applicable to Debtor.

3.3  Place of Business; Location of Collateral. As of the date hereof, the address set forth in the heading to this Agreement is Debtor’s chief executive office.  In addition, as of the date hereof, Debtor has places of business and Collateral is located only at the locations set forth on Exhibit A hereto.  Debtor will give PFG at least 30 days prior written notice before opening any additional place of business, changing its chief executive office, or moving any of the Collateral to a location other than Debtor’s Address or one of the locations set forth on Exhibit A hereto, except that Debtor may maintain sales offices in the ordinary course of business at which not more than a total of $10,000 fair market value of Equipment is located.

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3.4  Title to Collateral; Perfection; Permitted Liens.

(a)  Debtor is now, and will at all times in the future be, the sole owner of all the Collateral, except for items of Equipment which are leased to Debtor and except for Permitted Liens.  The Collateral now is and will remain free and clear of any and all liens, charges, security interests, encumbrances and adverse claims, except for Permitted Liens.  PFG now has, and will continue to have, an enforceable security interest in all of the Collateral, subject only to the Permitted Liens, and Debtor will at all times defend PFG and the Collateral against all claims of others.

(b)   Debtor has set forth on Exhibit A hereto all of Debtor’s Deposit Accounts, as of the date hereof, and Debtor will give PFG five Business Days advance written notice before establishing any new Deposit Accounts and will cause the institution where any such new Deposit Account is maintained to execute and deliver to PFG a control agreement in form sufficient to perfect PFG’s security interest in the Deposit Account and otherwise satisfactory to PFG in its good faith business judgment.

(c) In the event that Debtor shall at any time after the date hereof have any commercial tort claims against others, which it is asserting or gives written notice of its intention to assert, and in which the potential recovery exceeds $100,000, Debtor shall promptly notify PFG thereof in writing and provide PFG with such information regarding the same as PFG shall request (unless providing such information would waive the Debtor’s attorney-client privilege).  Such notification to PFG shall constitute a grant of a security interest in the commercial tort claim and all proceeds thereof to PFG, and Debtor shall execute and deliver all such documents and take all such actions as PFG shall request in connection therewith.

(d)   None of the Collateral now is or will be affixed to any real property in such a manner, or with such intent, as to become a fixture.  Debtor is not and will not become a lessee under any real property lease pursuant to which the lessor may obtain any rights in any of the Collateral and no such lease now prohibits, restrains, impairs or will prohibit, restrain or impair Debtor’s right to remove any Collateral from the leased premises.  Whenever any Collateral is located upon premises in which any third party has an interest, Debtor shall, whenever requested by PFG, use commercially reasonable efforts to cause such third party to execute and deliver to PFG, in form acceptable to PFG, such waivers and subordinations as PFG shall specify in its good faith business judgment.  Debtor will keep in full force and effect, and will comply with all material terms of, any lease of real property where any of the Collateral now or in the future may be located.

3.5  Maintenance of Collateral.  Debtor will maintain the Collateral in good working condition (ordinary wear and tear excepted), and Debtor will not use the Collateral for any unlawful purpose.  Debtor will immediately advise PFG in writing of any material loss or damage to the Collateral.

3.6  Books and Records.  Debtor has maintained and will maintain at Debtor’s Address complete and accurate books and records, comprising an accounting system such that its financial statements can be prepared in accordance with GAAP.

3.7  Financial Condition, Statements and Reports.  All financial statements now or in the future delivered to PFG have been, and will be, prepared in conformity with GAAP and now and in the future will fairly present, in all material respects, the results of operations and financial condition of Debtor, in accordance with GAAP, at the times and for the periods therein stated.  Between the last date covered by any such statement provided to PFG and the date hereof, there has been no Material Adverse Change.

3.8  Tax Returns and Payments; Pension Contributions.  Debtor has timely filed, and will timely file, all material required tax returns and reports, and Debtor has timely paid, and will timely pay, all federal and state, and all material foreign and local taxes, assessments, deposits and contributions now or in the future owed by Debtor.  Debtor may, however, defer payment of any contested taxes, assessments, deposits and contributions, provided that Debtor (i) in good faith contests Debtor’s obligation to pay the same by appropriate proceedings promptly and diligently instituted and conducted, (ii) notifies PFG in writing of the commencement of, and any material development in, the proceedings, and (iii) posts bonds or takes any other steps required to keep the contested taxes from becoming a lien upon any of the Collateral.  Debtor is unaware of any claims or adjustments proposed for any of Debtor’s prior tax years which could result in additional taxes becoming due and payable by Debtor.  Debtor has paid, and shall continue to pay all amounts necessary to fund all present and future pension, profit sharing and deferred compensation plans in accordance with their terms, and Debtor has not and will not withdraw from participation in, permit partial or complete termination of, or permit the occurrence of any other event with respect to, any such plan which could reasonably be expected to result in any liability of Debtor, including any material liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.

3.9  Compliance with Law.  Debtor has, to the best of its knowledge, complied, and will comply, in all material respects, with all provisions of all foreign, federal, state and local laws and regulations applicable to Debtor, including, but not limited to, those relating to Debtor’s ownership of real or personal property, the conduct and licensing of Debtor’s business, and all environmental matters.

3.10  Litigation.  There is no claim, suit, litigation, proceeding or investigation pending or (to best of Debtor’s knowledge) threatened against Debtor in any court or before any governmental agency (or any basis therefor known to Debtor) which

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could reasonably be expected to result, either separately or in the aggregate, in any Material Adverse Change.  Debtor will promptly inform PFG in writing of any claim, proceeding, litigation or investigation in the future threatened or instituted against Debtor involving any single claim of $50,000 or more, or involving $100,000  or more in the aggregate.

4. REMITTANCE OF PROCEEDS. Subject to the rights of the Senior Lender (if any), all proceeds arising from the disposition of any Collateral shall be delivered, in kind, by Debtor to PFG in the original form in which received by Debtor not later than the following Business Day after receipt by Debtor, to be applied to the Obligations in such order as PFG shall determine; provided that, if no Default or Event of Default has occurred and is continuing, Debtor shall not be obligated to remit to PFG (i) the proceeds of Accounts arising in the ordinary course of business, or (ii) the proceeds of the sale of worn out or obsolete Equipment disposed of by Debtor in good faith in an arm’s length transaction for an aggregate purchase price of $25,000 or less (for all such transactions in any fiscal year), and (iii) the proceeds of insurance if promptly used to replace or repair the property with respect to which the proceeds were paid.  Except as permitted above, Debtor agrees that it will not commingle proceeds of Collateral with any of Debtor’s other funds or property, but will hold such proceeds separate and apart from such other funds and property and in an express trust for PFG, except as set forth above, and subject to the rights of the Senior Lender.  Nothing in this Section limits the restrictions on disposition of Collateral set forth elsewhere in this Agreement.

5.  ADDITIONAL DUTIES OF DEBTOR.

5.1 [intentionally omitted]

5.2  Insurance.  Debtor shall, at all times insure all of the tangible personal property Collateral and carry such other business insurance, with insurers reasonably acceptable to PFG, in such form and amounts as PFG may reasonably require and that are customary and in accordance with standard practices for Debtor’s industry and locations, and Debtor shall provide evidence of such insurance to PFG.  All such insurance policies shall name PFG as an additional loss payee, and shall contain a lenders loss payee endorsement in form reasonably acceptable to PFG.  Upon receipt of the proceeds of any such insurance, subject to the rights of the Senior Lender, provided no Default or Event of Default has occurred and is continuing, PFG shall release to Debtor insurance proceeds with respect to Collateral, which shall be utilized by Debtor for the prompt repair or replacement of the Collateral with respect to which the insurance proceeds were paid.  PFG may require reasonable assurance that the insurance proceeds so released will be so used.  If Debtor fails to provide or pay for any insurance, PFG may, but is not obligated to, obtain the same at Debtor’s expense.  Debtor shall promptly deliver to PFG copies of all material reports made to insurance companies.

5.3  Reports.  Debtor, at its expense, shall provide PFG with such written reports with respect to Debtor, as PFG shall from time to time specify in its good faith business judgment, it being recognized by PFG that any projections and forecasts provided by Debtor in good faith and based upon reasonable assumptions are not to be viewed as facts and that actual results during the period or periods covered by any such projections or forecasts may differ from the projected or forecast results.

5.4  Access to Collateral, Books and Records.  At reasonable times, and on one Business Day’s notice, PFG, or its agents, shall have the right to inspect the Collateral, and the right to audit and copy Debtor’s books and records.  All information obtained in any such inspection or audit shall be subject to the confidentiality agreement in Section 9.16 below.  The foregoing inspections and audits shall be at Debtor’s expense and the charge therefor shall be $750 per person per day (or such higher amount as shall represent PFG’s then current standard charge for the same), plus reasonable out-of-pocket expenses. Notwithstanding the foregoing, if no Event of Default has occurred and is continuing, Debtor shall not be required to disclose, permit the inspection, examination or making of extracts, or discussion of, any document, information or other matter (i) in respect of which disclosure is prohibited by law or any agreement binding on Debtor or any of its Subsidiaries, or (ii) is subject to attorney-client or similar privilege or constitutes attorney work product.  If Debtor is withholding any information requested by Lender pursuant to the preceding sentence, it shall so advise PFG in writing, giving PFG a general description of the nature of the information withheld.

5.5  Negative Covenants. Debtor shall not, without PFG’s prior written consent (which shall be a matter of its good faith business judgment), do any of the following:  (i) merge or consolidate with another corporation or entity, except that any wholly-owned Subsidiary of Debtor may be merged with Debtor so long as Debtor is the surviving corporation; (ii) acquire any assets, except in the ordinary course of business, or make any Investments other than Permitted Investments; (iii) consummate any other transaction outside the ordinary course of business; (iv) sell or transfer any Collateral, except for (A) the sale of finished Inventory in the ordinary course of Debtor’s business, (B) the sale of obsolete or unneeded Equipment in the ordinary course of business, (C) the making of Permitted Investments, (D) the granting of Permitted Liens, and (E) the non-exclusive licensing of Intellectual Property in the ordinary course of business ; (v) store any Inventory or other Collateral with any warehouseman or other third party, unless there is in place a bailee agreement in such form as PFG shall specify in its good faith business judgment; (vi) sell any Inventory on a sale-or-return, guaranteed sale, consignment, or other contingent basis; (vii) make any loans of any money or other assets, other than Permitted Investments; (viii) incur any Indebtedness, other than Permitted Indebtedness; (ix) guarantee or otherwise become liable with respect to the obligations of another party

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or entity; (x) pay or declare any dividends on Debtor’s stock (except for dividends payable solely in stock of Debtor); (xi) redeem, retire, purchase or otherwise acquire, directly or indirectly, any of Debtor’s stock; (xii) engage, directly or indirectly, in any business other than the businesses currently engaged in by Debtor or reasonably related thereto; or (xiii) dissolve or elect to dissolve.  Transactions permitted by the foregoing provisions of this Section are only permitted if no Default or Event of Default would occur as a result of such transaction.

5.6  Litigation Cooperation.  Should any third-party suit or proceeding be instituted by or against PFG with respect to any Collateral or relating to Debtor, Debtor shall, without expense to PFG, make available Debtor and its officers, employees and agents and Debtor’s books and records, to the extent that PFG may deem them reasonably necessary in order to prosecute or defend any such suit or proceeding.

5.7  Deposit Accounts.  Concurrently, Debtor shall cause the banks and other institutions where its Deposit Accounts are maintained to enter into control agreements with PFG, in form and substance satisfactory to PFG in its good faith business judgment and sufficient to perfect PFG’ security interest in said Deposit Accounts.  Said control agreements shall permit PFG, in its discretion (but subject to the rights of the Senior Lender), to withdraw from said Deposit Accounts accrued interest and any other Obligations due from Debtor to PFG.

5.8  Further Assurances.  Debtor agrees, at its expense, on request by PFG, to execute all documents and take all actions, as PFG, may, in its good faith business judgment, deem necessary or useful in order to perfect and maintain PFG’s perfected security interest in the Collateral (subject only to Permitted Liens), and in order to fully consummate the transactions contemplated by this Agreement.

6.  TERM. This Agreement shall continue in effect until all Obligations have been paid and performed in full.

7.  EVENTS OF DEFAULT AND REMEDIES.

7.1  Events of Default.  The occurrence of any of the following events shall constitute an “Event of Default” under this Agreement, and Debtor shall give PFG immediate written notice thereof:

(a) Any warranty, representation, statement, report or certificate made or delivered to PFG by Debtor or any of Debtor’s officers, employees or agents, now or in the future, shall be untrue or misleading in a material respect when made or deemed to be made; or

(b) Debtor shall fail to pay any monetary Obligation within three Business Days after the date due; or

(c) any event of default shall occur under any present or future document, instrument or agreement between Borrower and PFG; or

(d) Debtor shall breach any of the provisions of Section 5.5 hereof, or shall fail to perform any other non-monetary Obligation which by its nature cannot be cured, or shall fail to permit PFG to conduct an inspection or audit as provided in Section 5.4 hereof; or

(e) Debtor shall fail to perform any other non-monetary Obligation, which failure is not cured within ten Business Days after the date due; or

(f) any levy, assessment, attachment, seizure, lien or encumbrance (other than a Permitted Lien) is made on the Collateral with a value of $25,000 or more, which is not cured within 10 days after the occurrence of the same; or

(g) any default or event of default occurs under any obligation in an amount in excess of $25,000, secured by a Permitted Lien, which is not cured within any applicable cure period or waived in writing by the holder of the Permitted Lien; or

(h) Debtor breaches any material contract or obligation, which has resulted or may reasonably be expected to result in a Material Adverse Change; or

(i) Dissolution, termination of existence, insolvency or business failure of Debtor; or appointment of a receiver, trustee or custodian, for all or any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding by Debtor under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect; or

(j) the commencement of any proceeding against Debtor or any guarantor of any of the Obligations under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect, which is not cured by the dismissal thereof within 45 days after the date commenced; or

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(k) revocation or termination of, or limitation or denial of liability upon, any guaranty executed by Debtor in favor of PFG; or

(l) Debtor makes any payment on account of any indebtedness or obligation which has been subordinated to the Obligations other than as permitted in the applicable subordination agreement, or if any Person who has subordinated such indebtedness or obligations terminates or in any way limits his subordination agreement; or

(m) Debtor shall cease to own 100% of the outstanding stock of Borrower; or

(n) Debtor shall generally not pay its debts as they become due, or Debtor shall conceal, remove or transfer any part of its property, with intent to hinder, delay or defraud its creditors, or make or suffer any transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or

(o) a Material Adverse Change shall occur.

7.2  Remedies.  Upon the occurrence and during the continuance of any Event of Default, PFG, at its option, and without notice or demand of any kind (all of which are hereby expressly waived by Debtor), may do any one or more of the following: (a) [intentionally omitted]; (b) Accelerate and declare all or any part of the Obligations to be immediately due, payable, and performable, notwithstanding any deferred or installment payments allowed by any instrument evidencing or relating to any Obligation; (c) Take possession of any or all of the Collateral wherever it may be found, and for that purpose Debtor hereby authorizes PFG without judicial process to enter onto any of Debtor’s premises without interference to search for, take possession of, keep, store, or remove any of the Collateral, and remain on the premises or cause a custodian to remain on the premises in exclusive control thereof, without charge for so long as PFG deems it necessary, in its good faith business judgment, in order to complete the enforcement of its rights under this Agreement or any other agreement; provided, however, that should PFG seek to take possession of any of the Collateral by court process, Debtor hereby irrevocably waives: (i) any bond and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession; (ii) any demand for possession prior to the commencement of any suit or action to recover possession thereof; and (iii) any requirement that PFG retain possession of, and not dispose of, any such Collateral until after trial or final judgment; (d) Require Debtor to assemble any or all of the Collateral and make it available to PFG at places designated by PFG which are reasonably convenient to PFG and Debtor, and to remove the Collateral to such locations as PFG may deem advisable; (e) Complete the processing, manufacturing or repair of any Collateral prior to a disposition thereof and, for such purpose and for the purpose of removal, PFG shall have the right to use Debtor’s premises, vehicles, hoists, lifts, cranes, and other Equipment and all other property without charge; (f) Sell, lease or otherwise dispose of any of the Collateral, in its condition at the time PFG obtains possession of it or after further manufacturing, processing or repair, at one or more public and/or private sales, in lots or in bulk, for cash, exchange or other property, or on credit, and to adjourn any such sale from time to time without notice other than oral announcement at the time scheduled for sale.  PFG shall have the right to conduct such disposition on Debtor’s premises without charge, for such time or times as PFG deems reasonable, or on PFG’s premises, or elsewhere and the Collateral need not be located at the place of disposition.  PFG may directly or through any affiliated company purchase or lease any Collateral at any such public disposition, and if permissible under applicable law, at any private disposition.  Any sale or other disposition of Collateral shall not relieve Debtor of any liability Debtor may have if any Collateral is defective as to title or physical condition or otherwise at the time of sale; (g) Demand payment of, and collect any Accounts and General Intangibles comprising Collateral and, in connection therewith, Debtor irrevocably authorizes PFG to endorse or sign Debtor’s name on all collections, receipts, instruments and other documents, to take possession of and open mail addressed to Debtor and remove therefrom payments made with respect to any item of the Collateral or proceeds thereof, and, in PFG’s good faith business judgment, to grant extensions of time to pay, compromise claims and settle Accounts and the like for less than face value; (h) Exercise any and all rights under any present or future control agreements relating to Deposit Accounts or Investment Property; and (i) Demand and receive possession of any of Debtor’s federal and state income tax returns and the books and records utilized in the preparation thereof or referring thereto.  All reasonable attorneys’ fees, expenses, costs, liabilities and obligations incurred by PFG with respect to the foregoing shall be added to and become part of the Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations.  Without limiting any of PFG’s rights and remedies, from and after the occurrence and during the continuance of any Event of Default, the interest rate applicable to the Obligations shall be the same interest rate applicable to loans to the Borrower after an Event of Default.

7.2A.  Bermuda Receiver Provisions.

(a)  At any time after the security hereby constituted shall have become enforceable or if requested by the Debtor, PFG may from time to time or appoint by writing under the hand of a duly authorised officer of PFG any person to be a receiver and/or manager (hereinafter called a “Receiver”) of the Collateral or any part thereof and may from time to time in writing under the hand of a duly authorised officer of PFG remove any Receiver so appointed and appoint another or others in his or their stead;

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(b)  PFG shall have power from time to time to fix the remuneration of any Receiver appointed by PFG and to direct payment thereof out of the Collateral or any part thereof, but the Debtor shall alone be liable for the payment of such remuneration;

(c)  a Receiver so appointed shall be the agent of the Debtor and the Debtor shall be responsible for his acts, defaults and remuneration;

(d)  a Receiver so appointed shall be entitled to exercise all of the powers in respect of the Collateral which are exercisable by PFG under or pursuant to this Agreement and shall have all the powers of a receiver under Bermuda law;

(e)  PFG shall not nor shall any Receiver appointed hereunder be liable to account as mortgagee or mortgagees in possession in respect of the Collateral or any part thereof or be liable for any loss upon realisation or for any neglect or default of any nature whatsoever in connection with the said property and assets or any part thereof for which a mortgagee in possession might as such be liable and all costs, charges and expenses incurred by PFG or any Receiver appointed hereunder (including the cost of any proceedings to enforce security hereby given) shall be paid by the Debtor on an indemnity basis and charged on the Collateral;

(f)  PFG shall not be liable for: (i) any loss arising out of a sale or other disposal of any of the Collateral or the exercise of or failure to exercise any of PFG’s powers under this Agreement, however caused and whether or not a better price could or might have been obtained by deferring or advancing the date of such sale or other disposal; or (ii) any neglect or default to pay any call or instalment or to accept any offer or to notify the Debtor of any matter or for any other loss of any nature whatsoever in connection with any of the Collateral; and

(g)               all the foregoing provisions shall take effect as and by way of variation and extension of the provisions of Section 35 of the Bermuda Conveyancing Act 1983, which provisions so varied and extended shall be regarded as incorporated herein.  No purchaser or other person shall be bound or concerned to see or enquire whether the right of PFG or any Receiver appointed to exercise any of its powers has arisen or not or be concerned with notice to the contrary.

7.3  Standards for Determining Commercial Reasonableness.  Debtor and PFG agree that a sale or other disposition (collectively, “sale”) of any Collateral which complies with the following standards will conclusively be deemed to be commercially reasonable:  (i) Notice of the sale is given to Debtor at least ten days prior to the sale, and, in the case of a public sale, notice of the sale is published at least five days before the sale in a newspaper of general circulation in the county where the sale is to be conducted; (ii) Notice of the sale describes the collateral in general, non-specific terms; (iii) The sale is conducted at a place designated by PFG, with or without the Collateral being present; (iv) The sale commences at any time between 8:00 a.m. and 6:00 p.m;  (v) Payment of the purchase price in cash or by cashier’s check or wire transfer is required; (vi) With respect to any sale of any of the Collateral, PFG may (but is not obligated to) direct any prospective purchaser to ascertain directly from Debtor any and all information concerning the same.  PFG shall be free to employ other methods of noticing and selling the Collateral, in its discretion, if they are commercially reasonable.

7.4  Power of Attorney.  Upon the occurrence and during the continuance of any Event of Default, without limiting PFG’s other rights and remedies, Debtor grants to PFG an irrevocable power of attorney coupled with an interest, authorizing and permitting PFG (acting through any of its employees, attorneys or agents) at any time, at its option, but without obligation, with or without notice to Debtor, and at Debtor’s expense, to do any or all of the following, in Debtor’s name or otherwise, but PFG agrees that if it exercises any right hereunder, it will do so in good faith and in a commercially reasonable manner:  (a) Execute on behalf of Debtor any documents that PFG may, in its good faith business judgment, deem advisable in order to perfect and maintain PFG’s security interest in the Collateral, or in order to exercise a right of Debtor or PFG, or in order to fully consummate all the transactions contemplated under this Agreement, and all other Debtor Documents; (b) Execute on behalf of Debtor, any invoices relating to any Account, any draft against any Account Debtor and any notice to any Account Debtor, any proof of claim in bankruptcy, any Notice of Lien, claim of mechanic’s, materialman’s or other lien, or assignment or satisfaction of mechanic’s, materialman’s or other lien; (c) Take control in any manner of any cash or non-cash items of payment or proceeds of Collateral; endorse the name of Debtor upon any instruments, or documents, evidence of payment or Collateral that may come into PFG’s possession; (d) Endorse all checks and other forms of remittances received by PFG; (e) Pay, contest or settle any lien, charge, encumbrance, security interest and adverse claim in or to any of the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; (f) Grant extensions of time to pay, compromise claims and settle Accounts and General Intangibles for less than face value and execute all releases and other documents in connection therewith; (g) Pay any sums required on account of Debtor’s taxes or to secure the release of any liens therefor, or both; (h) Settle and adjust, and give releases of, any insurance claim that relates to any of the Collateral and obtain payment therefor; (i) Instruct any third party having custody or control of any books or records belonging to, or relating to, Debtor to give PFG the same rights of access and other rights with respect thereto as PFG has under this Agreement; and (j) Take any action or pay any sum required of Debtor pursuant to this Agreement and any other Debtor Documents.  Any and all reasonable sums paid and any and all reasonable costs, expenses, liabilities, obligations and attorneys’ fees incurred by PFG with respect to the foregoing shall be

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added to and become part of the Obligations, shall be payable on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations.  In no event shall PFG’s rights under the foregoing power of attorney or any of PFG’s other rights under this Agreement be deemed to indicate that PFG is in control of the business, management or properties of Debtor.

7.5  Application of Proceeds.  All proceeds realized as the result of any sale of the Collateral shall be applied by PFG first to the reasonable costs, expenses, liabilities, obligations and attorneys’ fees incurred by PFG in the exercise of its rights under this Agreement, second to the interest due upon any of the Obligations, and third to the principal of the Obligations, in such order as PFG shall determine in its sole discretion.  Any surplus shall be paid to Debtor or other persons legally entitled thereto; Debtor shall remain liable to PFG for any deficiency.  If, PFG, in its good faith business judgment, directly or indirectly enters into a deferred payment or other credit transaction with any purchaser at any sale of Collateral, PFG shall have the option, exercisable at any time, in its good faith business judgment, of either reducing the Obligations by the principal amount of purchase price or deferring the reduction of the Obligations until the actual receipt by PFG of the cash therefor.

7.6  Remedies Cumulative.  In addition to the rights and remedies set forth in this Agreement, PFG shall have all the other rights and remedies accorded a secured party under the Code and under all other applicable laws, and under any other instrument or agreement now or in the future entered into between PFG and Debtor, and all of such rights and remedies are cumulative and none is exclusive.  Exercise or partial exercise by PFG of one or more of its rights or remedies shall not be deemed an election, nor bar PFG from subsequent exercise or partial exercise of any other rights or remedies.  The failure or delay of PFG to exercise any rights or remedies shall not operate as a waiver thereof, but all rights and remedies shall continue in full force and effect until all of the Obligations have been fully paid and performed.

8.     DEFINITIONS.  As used in this Agreement, the following terms have the following meanings:

“Account Debtor” means the obligor on an Account.

“Accounts” means all present and future “accounts” as defined in the California Uniform Commercial Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all accounts receivable and other sums owing to Debtor.

“Advanced” means INTERWAVE ADVANCED COMMUNICATIONS, INC., a Delaware corporation, a wholly-owned subsidiary of Debtor.

“Borrower” means INTERWAVE COMMUNICATIONS, INC., a Delaware corporation and its successors.

“Business Day” means a day on which PFG is open for business.

“Code” means the Uniform Commercial Code as adopted and in effect in the State of California from time to time.

“Collateral” has the meaning set forth in Section 2 above.

“continuing” and “during the continuance of” when used with reference to a Default or Event of Default means that the Default or Event of Default has occurred and has not been either waived in writing by PFG or cured within any applicable cure period.

“Debtor Documents” means, collectively, this Agreement, and all other present and future documents, instruments and agreements between PFG and Debtor, including, but not limited to those relating to this Agreement, the Continuing Guaranty of substantially even date executed and delivered by Debtor in favor of PFG with respect to Borrower  (with all extensions and renewal thereof, the “Guaranty”), and all amendments and modifications thereto and replacements therefor.

 “Default” means any event which with notice or passage of time or both, would constitute an Event of Default.

 “Deposit Accounts” means all present and future “deposit accounts” as defined in the California Uniform Commercial Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all general and special bank accounts, demand accounts, checking accounts, savings accounts and certificates of deposit.

“Equipment” means all present and future “equipment” as defined in the California Uniform Commercial Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all machinery, fixtures, goods, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing.

“Event of Default” means any of the events set forth in Section 7.1 of this Agreement.

“GAAP” means generally accepted accounting principles consistently applied.

“General Intangibles” means all present and future “general intangibles” as defined in the California Uniform Commercial Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all Intellectual Property, payment intangibles, royalties, contract rights, goodwill, franchise agreements, purchase orders,

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customer lists, route lists, telephone numbers, domain names, claims, income tax refunds, security and other deposits, options to purchase or sell real or personal property, rights in all litigation presently or hereafter pending (whether in contract, tort or otherwise), insurance policies (including without limitation key man, property damage, and business interruption insurance), payments of insurance and rights to payment of any kind.

“good faith business judgment” means honesty in fact and good faith (as defined in Section 1201 of the Code) in the exercise of PFG’s business judgment.

“including” means including (but not limited to).

“Indebtedness” means as to any Person, (a) indebtedness for borrowed money or the deferred purchase price of property or services, (b) obligations evidenced by bonds, notes, debentures or other similar instruments, (c) reimbursement obligations with respect to letters of credit and (d) capital lease obligations.

 “Intellectual Property” means all present and future (a) copyrights, copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, (b) trade secret rights, including all rights to unpatented inventions and know-how, and confidential information; (c) mask work or similar rights available for the protection of semiconductor chips; (d) patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same; (e) trademarks, servicemarks, trade styles, and trade names, whether or not any of the foregoing are registered, and all applications to register and registrations of the same and like protections, and the entire goodwill of the business of Debtor connected with and symbolized by any such trademarks; (f) computer software and computer software products; (g) designs and design rights; (h) technology; (i) all claims for damages by way of past, present and future infringement of any of the rights included above; (j) all licenses or other rights to use any property or rights of a type described above.

“Inventory” means all present and future “inventory” as defined in the California Uniform Commercial Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products, including without limitation such inventory as is temporarily out of Debtor’s custody or possession or in transit and including any returned goods and any documents of title representing any of the above.

“Investment” means any beneficial ownership interest in any Person (including any stock, partnership interest or other equity or debt securities issued by any Person), and any loan, advance or capital contribution to any Person.

“Investment Property” means all present and future investment property, securities, stocks, bonds, debentures, debt securities, partnership interests, limited liability company interests, options, security entitlements, securities accounts, commodity contracts, commodity accounts, and all financial assets held in any securities account or otherwise, and all options and warrants to purchase any of the foregoing, wherever located, and all other securities of every kind, whether certificated or uncertificated.

“Material Adverse Change” means any of the following: (i) a material adverse change in the business, operations, or financial or other condition of the Debtor, or (ii) a material impairment of the prospect of repayment of any portion of the Obligations; or (iii) a material impairment of the value or priority (subject to Permitted Liens) of PFG’s security interests in the Collateral.

“Obligations” means all present and future advances, debts, liabilities, obligations, guaranties, covenants, duties and indebtedness at any time owing by Debtor to PFG, whether evidenced by this Agreement or any note or other instrument or document, or otherwise, whether arising from an extension of credit, opening of a letter of credit, banker’s acceptance, loan, guaranty, indemnification or otherwise, whether direct or indirect (including, without limitation, those acquired by assignment and any participation by PFG in Debtor’s debts owing to others), absolute or contingent, due or to become due, including, without limitation, all indebtedness, liabilities and obligations of Debtor under the Continuing Guaranty of substantially even date executed and delivered by Debtor in favor of PFG with respect to Borrower.

“Other Property” means the following as defined in the California Uniform Commercial Code in effect on the date hereof with such additions to such term as may hereafter be made, and all rights relating thereto: all present and future “commercial tort claims” (including without limitation any commercial tort claims), “documents”, “instruments”, “promissory notes”, “chattel paper”, “letters of credit”, “letter-of-credit rights”, “fixtures”, “farm products” and “money”; and all other goods and personal property of every kind, tangible and intangible, whether or not governed by the California Uniform Commercial Code.

“Permitted Indebtedness” means (a) a guaranty in favor of Senior Lender with respect to Borrower, provided Senior Debt does not exceed the Senior Debt Limit; and (b) Indebtedness existing on the date hereof and shown on Exhibit C hereto; (c) indebtedness secured by Permitted Liens; and (d) Indebtedness owing to Borrower or to Advanced.

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 “Permitted Investments” are: (a)  Investments (if any) shown on Exhibit C and existing on the date hereof; (b) marketable direct obligations issued or unconditionally guaranteed by the United States or its agency or any State maturing within 1 year from its acquisition; (c) commercial paper maturing no more than 1 year after its creation and having the highest rating from either Standard & Poor’s Corporation or Moody’s Investors Service, Inc; (d) bank’s certificates of deposit issued maturing no more than 1 year after issue; (e)  Investments consisting of deposit accounts and investment accounts; (f) Investments consisting of extensions of credit to Debtor’s customers in the ordinary course of business, in the nature of accounts receivable, prepaid royalties or notes receivable arising from the sale or lease of goods, provision of services or licensing activities of Debtor; (g) Investments received in satisfaction or partial satisfaction of obligations owed by financially troubled obligors or acquired as a result of a foreclosure with respect to any secured Investment; (h) Investments acquired in exchange for any other Investments in connection with or as a result of any bankruptcy, workout, reorganization or recapitalization; (i) deposits, prepayments and other credits to suppliers made in the ordinary course of business; (j) Indebtedness of any wholly-owned Subsidiary of Debtor, which is now or hereafter owing to Debtor, and which is incurred to fund such Subsidiary’s operating expenses, prepayments and purchases, all in the ordinary course of business; and (k) other Investments in an aggregate amount at any time not to exceed $250,000 combined for all such Investments of Debtor, Advanced and Borrower.

“Permitted Liens” means the following:  (i) purchase money security interests in specific items of Equipment (including accessions, additions, parts, replacements, fixtures, improvements and attachments thereto and the proceeds thereof); (ii) leases of specific items of Equipment (including accessions, additions, parts, replacements, fixtures, improvements and attachments thereto and the proceeds thereof); (iii) liens for taxes, fees, assessments or other governmental charges or levies not yet payable or being contested in good faith by appropriate proceedings, for which Debtor has maintained reserves in accordance with GAAP, and which do not result in a lien on any Collateral; (iv) additional security interests and liens consented to in writing by PFG, which consent may be withheld in its good faith business judgment; (v) security interests being terminated substantially concurrently with this Agreement; (vi) liens of materialmen, mechanics, warehousemen, carriers, or other similar liens arising in the ordinary course of business and securing obligations which are not delinquent; (vii) liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by liens of the type described above in clauses (i) or (ii) above, provided that any extension, renewal or replacement lien is limited to the property encumbered by the existing lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase; (viii) Liens in favor of customs and revenue authorities which secure payment of customs duties in connection with the importation of goods; and (ix) Liens in favor of Senior Lender securing an amount not in excess of the Senior Debt Limit; (x) Liens listed on Exhibit C hereto; (xi) non-exclusive licenses and non-exclusive sublicenses granted in the ordinary course of business; (xii) leases and subleases granted in the ordinary course of business consisting of (A) short-term rental of Inventory, or (B) leases or subleases of Equipment with an aggregate value for all such leases and subleases not in excess of $10,000; (xiii) pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and social security legislation, in an aggregate amount not to exceed $25,000 or as otherwise required by law; (xiv) cash deposits to secure the performance of bids, trade contracts (other than for borrowed money), contracts for the purchase of property, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case, incurred in the ordinary course of business and not representing an obligation for borrowed money; (xv) statutory, common law or contractual liens of depository institutions or institutions holding securities accounts (including rights of set-off), securing only customary charges and fees in connection with such accounts; and (xvi) Liens on insurance proceeds securing the payment of financed insurance premiums.  PFG will have the right to require, as a condition to its consent under subparagraph (iv) above, that the holder of the additional security interest or lien sign an intercreditor agreement on PFG’s then standard form, acknowledge that the security interest is subordinate to the security interest in favor of PFG, and agree not to take any action to enforce its subordinate security interest so long as any Obligations remain outstanding, and that Debtor agree that any uncured default in any obligation secured by the subordinate security interest shall also constitute an Event of Default under this Agreement.

“Person” means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, government, or any agency or political division thereof, or any other entity. .

“Senior Lender” means Silicon Valley Bank.

“Senior Debt” means total combined Indebtedness of Debtor, Borrower and Advanced to Senior Lender, including, but not limited to, monies borrowed, interest on loans, fees and expenses, sums due in connection with issuance of commercial letters of credit, issuance of forward contracts for foreign exchange reserve, and any other direct or indirect financial accommodation Senior Lender may provide to Debtor, Borrower or Advanced.

 “Senior Debt Limit” means $2,500,000 at any time outstanding.

 “Subsidiary” means (a) any corporation of which more than 50% of the issued and outstanding equity securities having ordinary voting power to elect a majority of the Board of Directors of such corporation is at the time directly or indirectly owned or controlled by Debtor, (b) any partnership, joint venture, or other association of which more than 50% of the equity

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interest having the power to vote, direct or control the management of such partnership, joint venture or other association is at the time directly or indirectly owned and controlled by Debtor, (c) any other entity included in the financial statements of Debtor on a consolidated basis.

Other Terms.  All accounting terms used in this Agreement, unless otherwise indicated, shall have the meanings given to such terms in accordance with GAAP, consistently applied.  All other terms contained in this Agreement, unless otherwise indicated, shall have the meanings provided by the Code, to the extent such terms are defined therein.

9.     GENERAL PROVISIONS.

9.1  [intentionally omitted]

9.2  Application of Payments.  All payments with respect to the Obligations may be applied, and in PFG’s good faith business judgment reversed and re-applied, to the Obligations, in such order and manner as PFG shall determine in its good faith business judgment.

9.3  [intentionally omitted]

9.4  [intentionally omitted]

9.5  Notices.  All notices to be given under this Agreement shall be in writing and shall be given either personally or by reputable private delivery service or by regular first-class mail, or certified mail return receipt requested, addressed to PFG or Debtor at the addresses shown in the heading to this Agreement, or at any other address designated in writing by one party to the other party. All notices shall be deemed to have been given upon delivery in the case of notices personally delivered, or at the expiration of one Business Day following delivery to the private delivery service, or two Business Days following the deposit thereof in the United States mail, with postage prepaid.

9.6  Severability.  Should any provision of this Agreement be held by any court of competent jurisdiction to be void or unenforceable, such defect shall not affect the remainder of this Agreement, which shall continue in full force and effect.

9.7  Integration.  This Agreement and such other written agreements, documents and instruments as may be executed in connection herewith are the final, entire and complete agreement between Debtor and PFG and supersede all prior and contemporaneous negotiations and oral representations and agreements, all of which are merged and integrated in this Agreement.  There are no oral understandings, representations or agreements between the parties which are not set forth in this Agreement or in other written agreements signed by the parties in connection herewith.

9.8  Waivers; Indemnity.  The failure of PFG at any time or times to require Debtor to strictly comply with any of the provisions of this Agreement or any other Debtor Document shall not waive or diminish any right of PFG later to demand and receive strict compliance therewith.  Any waiver of any default shall not waive or affect any other default, whether prior or subsequent, and whether or not similar.  None of the provisions of this Agreement or any other Debtor Document shall be deemed to have been waived by any act or knowledge of PFG or its agents or employees, but only by a specific written waiver signed by an authorized officer of PFG and delivered to Debtor.  To the extent permitted by law, Debtor waives the benefit of all statutes of limitations relating to any of the Obligations or this Agreement or any other Debtor Document, and Debtor waives demand, protest, notice of protest and notice of default or dishonor, notice of payment and nonpayment, release, compromise, settlement, extension or renewal of any commercial paper, instrument, account, General Intangible, document or guaranty at any time held by PFG on which Debtor is or may in any way be liable, and notice of any action taken by PFG, unless expressly required by this Agreement. Debtor hereby agrees to indemnify PFG and its affiliates, subsidiaries, parent, directors, officers, employees, agents, and attorneys, and to hold them harmless from and against any and all claims, debts, liabilities, demands, obligations, actions, causes of action, penalties, costs and expenses (including reasonable attorneys’ fees), of every kind, which they may sustain or incur based upon or arising out of any of the Obligations, or any relationship or agreement between PFG and Debtor, or any other matter, relating to Debtor or the Obligations; provided that this indemnity shall not extend to damages proximately caused by the indemnitee’s own gross negligence or willful misconduct.  Notwithstanding any provision in this Agreement to the contrary, the indemnity agreement set forth in this Section shall survive any termination of this Agreement and shall for all purposes continue in full force and effect.

9.9 [intentionally omitted]

9.10  Amendment.  The terms and provisions of this Agreement may not be waived or amended, except in a writing executed by Debtor and a duly authorized officer of PFG.

9.11  Time of Essence.  Time is of the essence in the performance by Debtor of each and every obligation under this Agreement.

9.12  Attorneys Fees and Costs.  Debtor shall reimburse PFG for all reasonable attorneys’ fees and all filing, recording, search, title insurance, appraisal, audit, and other reasonable costs incurred by PFG, pursuant to, or in connection with, or

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relating to this Agreement (whether or not a lawsuit is filed), including, but not limited to, any reasonable attorneys’ fees and costs PFG incurs in order to do the following: prepare and negotiate this Agreement and all present and future documents relating to this Agreement; obtain legal advice in connection with this Agreement or Debtor; enforce, or seek to enforce, any of its rights; prosecute actions against, or defend actions by, Account Debtors; commence, intervene in, or defend any action or proceeding; initiate any complaint to be relieved of the automatic stay in bankruptcy; file or prosecute any probate claim, bankruptcy claim, third-party claim, or other claim; examine, audit, copy, and inspect any of the Collateral or any of Debtor’s books and records; protect, obtain possession of, lease, dispose of, or otherwise enforce PFG’s security interest in, the Collateral; and otherwise represent PFG in any litigation relating to Debtor. If either PFG or Debtor files any lawsuit against the other predicated on a breach of this Agreement, the prevailing party in such action shall be entitled to recover its reasonable costs and attorneys’ fees, including (but not limited to) reasonable attorneys’ fees and costs incurred in the enforcement of, execution upon or defense of any order, decree, award or judgment.  All attorneys’ fees and costs to which PFG may be entitled pursuant to this Paragraph shall immediately become part of Debtor’s Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations.

9.13  Benefit of Agreement.  The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors, assigns, heirs, beneficiaries and representatives of Debtor and PFG; provided, however, that Debtor may not assign or transfer any of its rights under this Agreement without the prior written consent of PFG, and any prohibited assignment shall be void.  No consent by PFG to any assignment shall release Debtor from its liability for the Obligations.

9.14  [intentionally omitted]

9.15 [intentionally omitted]

9.16  Confidentiality.  In handling any confidential information (including without limitation confidential information provided pursuant to this Agreement or pursuant to the Guaranty), PFG and all employees and agents of PFG shall exercise the same degree of care that PFG exercises with respect to its own proprietary information of the same types to maintain the confidentiality of any non-public information thereby received or received pursuant to this Agreement, except that disclosure of such information may be made (i) to the subsidiaries or affiliates of PFG in connection with their present or prospective business relations with Debtor or PFG provided that they have entered into a comparable confidentiality agreement in favor of Debtor, (ii) to prospective transferees or purchasers of any interest in the Obligations, provided that they have entered into a comparable confidentiality agreement in favor of Debtor, (iii) as required by law, regulations, rule or order, subpoena, judicial order or similar order, or (iv) as may be required in connection with the examination, audit or similar investigation of PFG, (iv) as may be necessary in PFG’s good faith business judgment in connection with the enforcement of its rights or remedies after an Event of Default..  Confidential information hereunder shall not include information that either:  (a) is in the public domain or in the knowledge or possession of PFG when disclosed to PFG, or becomes part of the public domain after disclosure to PFG through no fault of PFG; or (b) is disclosed to PFG by a third party, provided PFG does not have actual knowledge that such third party is prohibited from disclosing such information.

9.17  Paragraph Headings; Construction.  Paragraph headings are only used in this Agreement for convenience.  Debtor and PFG acknowledge that the headings may not describe completely the subject matter of the applicable paragraph, and the headings shall not be used in any manner to construe, limit, define or interpret any term or provision of this Agreement. This Agreement has been fully reviewed and negotiated between the parties and no uncertainty or ambiguity in any term or provision of this Agreement shall be construed strictly against PFG or Debtor under any rule of construction or otherwise.

9.18  Governing Law; Jurisdiction; Venue.  This Agreement and all acts and transactions hereunder and all rights and obligations of PFG and Debtor shall be governed by the laws of the State of California.  As a material part of the consideration to PFG to enter into this Agreement, Debtor (i) agrees that all actions and proceedings relating directly or indirectly to this Agreement shall, at PFG’s option, be litigated in courts located within California, and that the exclusive venue therefor shall be San Francisco County; (ii) consents to the jurisdiction and venue of any such court and consents to service of process in any such action or proceeding by personal delivery or any other method permitted by law; and (iii) waives any and all rights Debtor may have to object to the jurisdiction of any such court, or to transfer or change the venue of any such action or proceeding.

9.19  Mutual Waiver of Jury Trial.  DEBTOR AND PFG EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO, THIS AGREEMENT OR ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN PFG AND DEBTOR, OR ANY CONDUCT, ACTS OR OMISSIONS OF PFG OR DEBTOR OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH PFG OR DEBTOR, IN ALL OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

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IN WITNESS WHEREOF, the undersigned have caused this Security Agreement to be duty executed and delivered as of the date first above written.

Debtor:	PFG:
PARTNERS FOR GROWTH, L.P.
The common seal of INTERWAVE COMMUNICATIONS INTERNATIONAL LTD.
	By	/s/ Andrew Kahn
was hereunto affixed in the presence of:	Title	Manager, Partners for Growth, LLC
Its General Partner

/s/ Erwin Leichtle

Director

/s/ Cal R. Hoagland

Director/Secretary

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Partners for Growth

Security Agreement

Debtor:	INTERWAVE ADVANCED COMMUNICATIONS, INC.

Address:	2495 Leghorn, Mountain View, California 94043

Date:	June 4, 2004

THIS SECURITY AGREEMENT is entered into on the above date between PARTNERS FOR GROWTH, L.P. (“PFG”), whose address is 560 Mission Street, 3rd floor, San Francisco, CA 94105 and the Debtor named above (the “Debtor”), whose chief executive office is located at the above address (“Debtor’s Address”).

1.  [INTENTIONALLY OMITTED]

2.  SECURITY INTEREST. To secure the payment and performance of all of the Obligations when due, Debtor hereby grants to PFG a security interest in all of the following (collectively, the “Collateral”):  all right, title and interest of Debtor in and to all of the following, whether now owned or hereafter arising or acquired and wherever located: all Accounts; all Inventory; all Equipment; all Deposit Accounts; all General Intangibles (including without limitation all Intellectual Property); all Investment Property; all Other Property; and any and all claims, rights and interests in any of the above, and all guaranties and security for any of the above, and all substitutions and replacements for, additions, accessions, attachments, accessories, and improvements to, and proceeds  (including proceeds of any insurance policies, proceeds of proceeds and claims against third parties) of, any and all of the above, and all Debtor’s books relating to any and all of the above. Notwithstanding anything herein to the contrary, in no event shall the security interest granted under this Section 2 attach to any  (“Specified Contracts”):  any lease, license, contract, property rights or agreement to which Debtor is a party or any of its rights (including property rights with respect to equipment) or interests thereunder if and for so long as the grant of such security interest shall constitute or result in (i) the abandonment, invalidation or unenforceability of any right, title or interest of Debtor therein, or (ii) in a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract property rights or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the Code (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law or principles of equity); provided however that such security interest shall attach immediately at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied and to the extent severable, shall attach immediately to any portion of such lease, license, contract, property rights or agreement that does not result in any of the consequences specified in (i) or (ii) above. Except as disclosed on Exhibit A hereto, Debtor represents and warrants to PFG that there are no Specified Contracts which are material to Debtor’s business.  Debtor shall not, hereafter, without PFG’s prior written consent, enter into any Specified Contract which is material to Debtor’s business. In addition, notwithstanding anything herein to the contrary, in no event shall the security interest granted under this Section 2 attach to any of the outstanding capital stock of a controlled foreign corporation (as such term is defined in the Internal Revenue Code of 1986, as amended)  in excess of 65% of the voting power of all classes of capital stock of such controlled foreign corporation entitled to vote.

3.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF DEBTOR.

In order to induce PFG to enter into a loan agreement with the Borrower and make loans to the Borrower, subject to the exceptions set forth on the Disclosure Schedule attached hereto as Exhibit B, Debtor represents and warrants to PFG as follows, and Debtor covenants that the following representations will continue to be true, and that Debtor will at all times comply with all of the following covenants, throughout the term of this Agreement and until all Obligations have been paid and performed in full:

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3.1  Corporate Existence and Authority.  Debtor is and will continue to be, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.  Debtor is and will continue to be qualified and licensed to do business in all jurisdictions in which any failure to do so would result in a Material Adverse Change.  The execution, delivery and performance by Debtor of this Agreement, and all other documents contemplated hereby (i) have been duly and validly authorized, (ii) are enforceable against Debtor in accordance with their terms (except as enforcement may be limited by equitable principles and by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors’ rights generally), and (iii) do not violate Debtor’s articles or certificate of incorporation, or Debtor’s by-laws, or any law or any material agreement or instrument which is binding upon Debtor or its property, and (iv) do not constitute grounds for acceleration of any material indebtedness or obligation under any agreement or instrument which is binding upon Debtor or its property.

3.2  Name; Trade Names and Styles.  As of the date hereof, the name of Debtor set forth in the heading to this Agreement is its name as presently set forth in its certificate of incorporation.  Listed on Exhibit A hereto are, as of the date hereof, all prior names of Debtor and all of Debtor’s present and prior trade names.  Debtor shall give PFG 30 days’ prior written notice before changing its name or doing business under any other name.  Debtor has complied, and will in the future comply, in all material respects, with all laws relating to the conduct of business under a fictitious business name, if applicable to Debtor.

3.3  Place of Business; Location of Collateral. As of the date hereof, the address set forth in the heading to this Agreement is Debtor’s chief executive office.  In addition, as of the date hereof, Debtor has places of business and Collateral is located only at the locations set forth on Exhibit A hereto.  Debtor will give PFG at least 30 days prior written notice before opening any additional place of business, changing its chief executive office, or moving any of the Collateral to a location other than Debtor’s Address or one of the locations set forth on Exhibit A hereto, except that Debtor may maintain sales offices in the ordinary course of business at which not more than a total of $10,000 fair market value of Equipment is located.

3.4  Title to Collateral; Perfection; Permitted Liens.

(a)  Debtor is now, and will at all times in the future be, the sole owner of all the Collateral, except for items of Equipment which are leased to Debtor and except for Permitted Liens.  The Collateral now is and will remain free and clear of any and all liens, charges, security interests, encumbrances and adverse claims, except for Permitted Liens.  PFG now has, and will continue to have, an enforceable security interest in all of the Collateral, subject only to the Permitted Liens, and Debtor will at all times defend PFG and the Collateral against all claims of others.

(b)         Set forth on Exhibit A hereto are all of Debtor’s Deposit Accounts, as of the date hereof, and Debtor will give PFG five Business Days advance written notice before establishing any new Deposit Accounts and will cause the institution where any such new Deposit Account is maintained to execute and deliver to PFG a control agreement in form sufficient to perfect PFG’s security interest in the Deposit Account and otherwise satisfactory to PFG in its good faith business judgment.

(c) In the event that Debtor shall at any time after the date hereof have any commercial tort claims against others, which it is asserting or gives written notice of its intention to assert, and in which the potential recovery exceeds $100,000, Debtor shall promptly notify PFG thereof in writing and provide PFG with such information regarding the same as PFG shall request (unless providing such information would waive the Debtor’s attorney-client privilege).  Such notification to PFG shall constitute a grant of a security interest in the commercial tort claim and all proceeds thereof to PFG, and Debtor shall execute and deliver all such documents and take all such actions as PFG shall request in connection therewith.

(d)         None of the Collateral now is or will be affixed to any real property in such a manner, or with such intent, as to become a fixture.  Debtor is not and will not become a lessee under any real property lease pursuant to which the lessor may obtain any rights in any of the Collateral and no such lease now prohibits, restrains, impairs or will prohibit, restrain or impair Debtor’s right to remove any Collateral from the leased premises.  Whenever any Collateral is located upon premises in which any third party has an interest, Debtor shall, whenever requested by PFG, use commercially reasonable efforts to cause such third party to execute and deliver to PFG, in form acceptable to PFG, such waivers and subordinations as PFG shall specify in its good faith business judgment.  Debtor will keep in full force and effect, and will comply with all material terms of, any lease of real property where any of the Collateral now or in the future may be located.

3.5  Maintenance of Collateral.  Debtor will maintain the Collateral in good working condition (ordinary wear and tear excepted), and Debtor will not use the Collateral for any unlawful purpose.  Debtor will immediately advise PFG in writing of any material loss or damage to the Collateral.

3.6  Books and Records.  Debtor has maintained and will maintain at Debtor’s Address complete and accurate books and records, comprising an accounting system such that its financial statements can be prepared in accordance with GAAP.

3.7  Financial Condition, Statements and Reports.  All financial statements now or in the future delivered to PFG have been, and will be, prepared in conformity with GAAP and now and in the future will fairly present, in all material respects, the results of operations and financial condition of Debtor, in accordance with GAAP, at the times and for the periods therein

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stated.  Between the last date covered by any such statement provided to PFG and the date hereof, there has been no Material Adverse Change.

3.8  Tax Returns and Payments; Pension Contributions.  Debtor has timely filed, and will timely file, all material required tax returns and reports, and Debtor has timely paid, and will timely pay, all federal and state, and all material foreign and local taxes, assessments, deposits and contributions now or in the future owed by Debtor.  Debtor may, however, defer payment of any contested taxes, assessments, deposits and contributions, provided that Debtor (i) in good faith contests Debtor’s obligation to pay the same by appropriate proceedings promptly and diligently instituted and conducted, (ii) notifies PFG in writing of the commencement of, and any material development in, the proceedings, and (iii) posts bonds or takes any other steps required to keep the contested taxes from becoming a lien upon any of the Collateral.  Debtor is unaware of any claims or adjustments proposed for any of Debtor’s prior tax years which could result in additional taxes becoming due and payable by Debtor.  Debtor has paid, and shall continue to pay all amounts necessary to fund all present and future pension, profit sharing and deferred compensation plans in accordance with their terms, and Debtor has not and will not withdraw from participation in, permit partial or complete termination of, or permit the occurrence of any other event with respect to, any such plan which could reasonably be expected to result in any liability of Debtor, including any material liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.

3.9  Compliance with Law.  Debtor has, to the best of its knowledge, complied, and will comply, in all material respects, with all provisions of all foreign, federal, state and local laws and regulations applicable to Debtor, including, but not limited to, those relating to Debtor’s ownership of real or personal property, the conduct and licensing of Debtor’s business, and all environmental matters.

3.10  Litigation.  There is no claim, suit, litigation, proceeding or investigation pending or (to best of Debtor’s knowledge) threatened against Debtor in any court or before any governmental agency (or any basis therefor known to Debtor) which could reasonably be expected to result, either separately or in the aggregate, in any Material Adverse Change.  Debtor will promptly inform PFG in writing of any claim, proceeding, litigation or investigation in the future threatened or instituted against Debtor involving any single claim of $50,000 or more, or involving $100,000  or more in the aggregate.

4. REMITTANCE OF PROCEEDS. Subject to the rights of the Senior Lender (if any), all proceeds arising from the disposition of any Collateral shall be delivered, in kind, by Debtor to PFG in the original form in which received by Debtor not later than the following Business Day after receipt by Debtor, to be applied to the Obligations in such order as PFG shall determine; provided that, if no Default or Event of Default has occurred and is continuing, Debtor shall not be obligated to remit to PFG (i) the proceeds of Accounts arising in the ordinary course of business, or (ii) the proceeds of the sale of worn out or obsolete Equipment disposed of by Debtor in good faith in an arm’s length transaction for an aggregate purchase price of $25,000 or less (for all such transactions in any fiscal year), and (iii) the proceeds of insurance if promptly used to replace or repair the property with respect to which the proceeds were paid.  Except as permitted above, Debtor agrees that it will not commingle proceeds of Collateral with any of Debtor’s other funds or property, but will hold such proceeds separate and apart from such other funds and property and in an express trust for PFG, except as set forth above, and subject to the rights of the Senior Lender.  Nothing in this Section limits the restrictions on disposition of Collateral set forth elsewhere in this Agreement.

5.  ADDITIONAL DUTIES OF DEBTOR.

5.1 [intentionally omitted]

5.2  Insurance.  Debtor shall, at all times insure all of the tangible personal property Collateral and carry such other business insurance, with insurers reasonably acceptable to PFG, in such form and amounts as PFG may reasonably require and that are customary and in accordance with standard practices for Debtor’s industry and locations, and Debtor shall provide evidence of such insurance to PFG.  All such insurance policies shall name PFG as an additional loss payee, and shall contain a lenders loss payee endorsement in form reasonably acceptable to PFG.  Upon receipt of the proceeds of any such insurance, subject to the rights of the Senior Lender, provided no Default or Event of Default has occurred and is continuing, PFG shall release to Debtor insurance proceeds with respect to Collateral, which shall be utilized by Debtor for the prompt repair or replacement of the Collateral with respect to which the insurance proceeds were paid.  PFG may require reasonable assurance that the insurance proceeds so released will be so used.  If Debtor fails to provide or pay for any insurance, PFG may, but is not obligated to, obtain the same at Debtor’s expense.  Debtor shall promptly deliver to PFG copies of all material reports made to insurance companies.

5.3  Reports.  Debtor, at its expense, shall provide PFG with such written reports with respect to Debtor, as PFG shall from time to time specify in its good faith business judgment, it being recognized by PFG that any projections and forecasts provided by Debtor in good faith and based upon reasonable assumptions are not to be viewed as facts and that actual results during the period or periods covered by any such projections or forecasts may differ from the projected or forecast results.

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5.4  Access to Collateral, Books and Records.  At reasonable times, and on one Business Day’s notice, PFG, or its agents, shall have the right to inspect the Collateral, and the right to audit and copy Debtor’s books and records.  All information obtained in any such inspection or audit shall be subject to the confidentiality agreement in Section 9.16 below.  The foregoing inspections and audits shall be at Debtor’s expense and the charge therefor shall be $750 per person per day (or such higher amount as shall represent PFG’s then current standard charge for the same), plus reasonable out-of-pocket expenses. Notwithstanding the foregoing, if no Event of Default has occurred and is continuing, Debtor shall not be required to disclose, permit the inspection, examination or making of extracts, or discussion of, any document, information or other matter (i) in respect of which disclosure is prohibited by law or any agreement binding on Debtor or any of its Subsidiaries, or (ii) is subject to attorney-client or similar privilege or constitutes attorney work product.  If Debtor is withholding any information requested by Lender pursuant to the preceding sentence, it shall so advise PFG in writing, giving PFG a general description of the nature of the information withheld.

5.5  Negative Covenants. Debtor shall not, without PFG’s prior written consent (which shall be a matter of its good faith business judgment), do any of the following:  (i) merge or consolidate with another corporation or entity, except that any wholly-owned Subsidiary of Debtor may be merged with Debtor so long as Debtor is the surviving corporation; (ii) acquire any assets, except in the ordinary course of business, or make any Investments other than Permitted Investments; (iii) consummate any other transaction outside the ordinary course of business; (iv) sell or transfer any Collateral, except for (A) the sale of finished Inventory in the ordinary course of Debtor’s business, (B) the sale of obsolete or unneeded Equipment in the ordinary course of business, (C) the making of Permitted Investments, (D) the granting of Permitted Liens, and (E) the non-exclusive licensing of Intellectual Property in the ordinary course of business; (v) store any Inventory or other Collateral with any warehouseman or other third party, unless there is in place a bailee agreement in such form as PFG shall specify in its good faith business judgment; (vi) sell any Inventory on a sale-or-return, guaranteed sale, consignment, or other contingent basis; (vii) make any loans of any money or other assets, other than Permitted Investments; (viii) incur any Indebtedness, other than Permitted Indebtedness; (ix) guarantee or otherwise become liable with respect to the obligations of another party or entity; (x) pay or declare any dividends on Debtor’s stock (except for dividends payable solely in stock of Debtor); (xi) redeem, retire, purchase or otherwise acquire, directly or indirectly, any of Debtor’s stock; (xii) engage, directly or indirectly, in any business other than the businesses currently engaged in by Debtor or reasonably related thereto; or (xiii) dissolve or elect to dissolve.  Transactions permitted by the foregoing provisions of this Section are only permitted if no Default or Event of Default would occur as a result of such transaction.

5.6  Litigation Cooperation.  Should any third-party suit or proceeding be instituted by or against PFG with respect to any Collateral or relating to Debtor, Debtor shall, without expense to PFG, make available Debtor and its officers, employees and agents and Debtor’s books and records, to the extent that PFG may deem them reasonably necessary in order to prosecute or defend any such suit or proceeding.

5.7  Deposit Accounts.  Concurrently, Debtor shall cause the banks and other institutions where its Deposit Accounts are maintained to enter into control agreements with PFG, in form and substance satisfactory to PFG in its good faith business judgment and sufficient to perfect PFG’ security interest in said Deposit Accounts.  Said control agreements shall permit PFG, in its discretion (but subject to the rights of the Senior Lender), to withdraw from said Deposit Accounts accrued interest and any other Obligations due from Debtor to PFG.

5.8  Further Assurances.  Debtor agrees, at its expense, on request by PFG, to execute all documents and take all actions, as PFG, may, in its good faith business judgment, deem necessary or useful in order to perfect and maintain PFG’s perfected security interest in the Collateral (subject only to Permitted Liens), and in order to fully consummate the transactions contemplated by this Agreement.

6.   TERM. This Agreement shall continue in effect until all Obligations have been paid and performed in full.

7.  EVENTS OF DEFAULT AND REMEDIES.

7.1  Events of Default.  The occurrence of any of the following events shall constitute an “Event of Default” under this Agreement, and Debtor shall give PFG immediate written notice thereof:

(a) Any warranty, representation, statement, report or certificate made or delivered to PFG by Debtor or any of Debtor’s officers, employees or agents, now or in the future, shall be untrue or misleading in a material respect when made or deemed to be made; or

(b) Debtor shall fail to pay any monetary Obligation within three Business Days after the date due; or

(c) any event of default shall occur under any present or future document, instrument or agreement between Borrower and PFG; or

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(d) Debtor shall breach any of the provisions of Section 5.5 hereof, or shall fail to perform any other non-monetary Obligation which by its nature cannot be cured, or shall fail to permit PFG to conduct an inspection or audit as provided in Section 5.4 hereof; or

(e) Debtor shall fail to perform any other non-monetary Obligation, which failure is not cured within ten Business Days after the date due; or

(f) any levy, assessment, attachment, seizure, lien or encumbrance (other than a Permitted Lien) is made on the Collateral with a value of $25,000 or more, which is not cured within 10 days after the occurrence of the same; or

(g) any default or event of default occurs under any obligation in an amount in excess of $25,000, secured by a Permitted Lien, which is not cured within any applicable cure period or waived in writing by the holder of the Permitted Lien; or

(h) Debtor breaches any material contract or obligation, which has resulted or may reasonably be expected to result in a Material Adverse Change; or

(i) Dissolution, termination of existence, insolvency or business failure of Debtor; or appointment of a receiver, trustee or custodian, for all or any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding by Debtor under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect; or

(j) the commencement of any proceeding against Debtor or any guarantor of any of the Obligations under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect, which is not cured by the dismissal thereof within 45 days after the date commenced; or

(k) revocation or termination of, or limitation or denial of liability upon, any guaranty executed by Debtor in favor of PFG; or

(l) Debtor makes any payment on account of any indebtedness or obligation which has been subordinated to the Obligations other than as permitted in the applicable subordination agreement, or if any Person who has subordinated such indebtedness or obligations terminates or in any way limits his subordination agreement; or

(m) Parent shall cease to own 100% of the outstanding stock of Debtor; or

(n) Debtor shall generally not pay its debts as they become due, or Debtor shall conceal, remove or transfer any part of its property, with intent to hinder, delay or defraud its creditors, or make or suffer any transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or

(o) a Material Adverse Change shall occur.

7.2  Remedies.  Upon the occurrence and during the continuance of any Event of Default, PFG, at its option, and without notice or demand of any kind (all of which are hereby expressly waived by Debtor), may do any one or more of the following: (a) [intentionally omitted]; (b) Accelerate and declare all or any part of the Obligations to be immediately due, payable, and performable, notwithstanding any deferred or installment payments allowed by any instrument evidencing or relating to any Obligation; (c) Take possession of any or all of the Collateral wherever it may be found, and for that purpose Debtor hereby authorizes PFG without judicial process to enter onto any of Debtor’s premises without interference to search for, take possession of, keep, store, or remove any of the Collateral, and remain on the premises or cause a custodian to remain on the premises in exclusive control thereof, without charge for so long as PFG deems it necessary, in its good faith business judgment, in order to complete the enforcement of its rights under this Agreement or any other agreement; provided, however, that should PFG seek to take possession of any of the Collateral by court process, Debtor hereby irrevocably waives: (i) any bond and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession; (ii) any demand for possession prior to the commencement of any suit or action to recover possession thereof; and (iii) any requirement that PFG retain possession of, and not dispose of, any such Collateral until after trial or final judgment; (d) Require Debtor to assemble any or all of the Collateral and make it available to PFG at places designated by PFG which are reasonably convenient to PFG and Debtor, and to remove the Collateral to such locations as PFG may deem advisable; (e) Complete the processing, manufacturing or repair of any Collateral prior to a disposition thereof and, for such purpose and for the purpose of removal, PFG shall have the right to use Debtor’s premises, vehicles, hoists, lifts, cranes, and other Equipment and all other property without charge; (f) Sell, lease or otherwise dispose of any of the Collateral, in its condition at the time PFG obtains possession of it or after further manufacturing, processing or repair, at one or more public and/or private sales, in lots or in bulk, for cash, exchange or other property, or on credit, and to adjourn any such sale from time to time without notice other than oral announcement at the time scheduled for sale.  PFG shall have the right to conduct such disposition on Debtor’s premises without charge, for such time or times as PFG deems reasonable, or on PFG’s premises, or elsewhere and

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the Collateral need not be located at the place of disposition.  PFG may directly or through any affiliated company purchase or lease any Collateral at any such public disposition, and if permissible under applicable law, at any private disposition.  Any sale or other disposition of Collateral shall not relieve Debtor of any liability Debtor may have if any Collateral is defective as to title or physical condition or otherwise at the time of sale; (g) Demand payment of, and collect any Accounts and General Intangibles comprising Collateral and, in connection therewith, Debtor irrevocably authorizes PFG to endorse or sign Debtor’s name on all collections, receipts, instruments and other documents, to take possession of and open mail addressed to Debtor and remove therefrom payments made with respect to any item of the Collateral or proceeds thereof, and, in PFG’s good faith business judgment, to grant extensions of time to pay, compromise claims and settle Accounts and the like for less than face value; (h) Exercise any and all rights under any present or future control agreements relating to Deposit Accounts or Investment Property; and (i) Demand and receive possession of any of Debtor’s federal and state income tax returns and the books and records utilized in the preparation thereof or referring thereto.  All reasonable attorneys’ fees, expenses, costs, liabilities and obligations incurred by PFG with respect to the foregoing shall be added to and become part of the Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations.  Without limiting any of PFG’s rights and remedies, from and after the occurrence and during the continuance of any Event of Default, the interest rate applicable to the Obligations shall be the same interest rate applicable to loans to the Borrower after an Event of Default.

7.3  Standards for Determining Commercial Reasonableness.  Debtor and PFG agree that a sale or other disposition (collectively, “sale”) of any Collateral which complies with the following standards will conclusively be deemed to be commercially reasonable:  (i) Notice of the sale is given to Debtor at least ten days prior to the sale, and, in the case of a public sale, notice of the sale is published at least five days before the sale in a newspaper of general circulation in the county where the sale is to be conducted; (ii) Notice of the sale describes the collateral in general, non-specific terms; (iii) The sale is conducted at a place designated by PFG, with or without the Collateral being present; (iv) The sale commences at any time between 8:00 a.m. and 6:00 p.m;  (v) Payment of the purchase price in cash or by cashier’s check or wire transfer is required; (vi) With respect to any sale of any of the Collateral, PFG may (but is not obligated to) direct any prospective purchaser to ascertain directly from Debtor any and all information concerning the same.  PFG shall be free to employ other methods of noticing and selling the Collateral, in its discretion, if they are commercially reasonable.

7.4  Power of Attorney.  Upon the occurrence and during the continuance of any Event of Default, without limiting PFG’s other rights and remedies, Debtor grants to PFG an irrevocable power of attorney coupled with an interest, authorizing and permitting PFG (acting through any of its employees, attorneys or agents) at any time, at its option, but without obligation, with or without notice to Debtor, and at Debtor’s expense, to do any or all of the following, in Debtor’s name or otherwise, but PFG agrees that if it exercises any right hereunder, it will do so in good faith and in a commercially reasonable manner:  (a) Execute on behalf of Debtor any documents that PFG may, in its good faith business judgment, deem advisable in order to perfect and maintain PFG’s security interest in the Collateral, or in order to exercise a right of Debtor or PFG, or in order to fully consummate all the transactions contemplated under this Agreement, and all other Debtor Documents; (b) Execute on behalf of Debtor, any invoices relating to any Account, any draft against any Account Debtor and any notice to any Account Debtor, any proof of claim in bankruptcy, any Notice of Lien, claim of mechanic’s, materialman’s or other lien, or assignment or satisfaction of mechanic’s, materialman’s or other lien; (c) Take control in any manner of any cash or non-cash items of payment or proceeds of Collateral; endorse the name of Debtor upon any instruments, or documents, evidence of payment or Collateral that may come into PFG’s possession; (d) Endorse all checks and other forms of remittances received by PFG; (e) Pay, contest or settle any lien, charge, encumbrance, security interest and adverse claim in or to any of the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; (f) Grant extensions of time to pay, compromise claims and settle Accounts and General Intangibles for less than face value and execute all releases and other documents in connection therewith; (g) Pay any sums required on account of Debtor’s taxes or to secure the release of any liens therefor, or both; (h) Settle and adjust, and give releases of, any insurance claim that relates to any of the Collateral and obtain payment therefor; (i) Instruct any third party having custody or control of any books or records belonging to, or relating to, Debtor to give PFG the same rights of access and other rights with respect thereto as PFG has under this Agreement; and (j) Take any action or pay any sum required of Debtor pursuant to this Agreement and any other Debtor Documents.  Any and all reasonable sums paid and any and all reasonable costs, expenses, liabilities, obligations and attorneys’ fees incurred by PFG with respect to the foregoing shall be added to and become part of the Obligations, shall be payable on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations.  In no event shall PFG’s rights under the foregoing power of attorney or any of PFG’s other rights under this Agreement be deemed to indicate that PFG is in control of the business, management or properties of Debtor.

7.5  Application of Proceeds.  All proceeds realized as the result of any sale of the Collateral shall be applied by PFG first to the reasonable costs, expenses, liabilities, obligations and attorneys’ fees incurred by PFG in the exercise of its rights under this Agreement, second to the interest due upon any of the Obligations, and third to the principal of the Obligations, in such order as PFG shall determine in its sole discretion.  Any surplus shall be paid to Debtor or other persons legally entitled thereto; Debtor shall remain liable to PFG for any deficiency.  If, PFG, in its good faith business judgment, directly or

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indirectly enters into a deferred payment or other credit transaction with any purchaser at any sale of Collateral, PFG shall have the option, exercisable at any time, in its good faith business judgment, of either reducing the Obligations by the principal amount of purchase price or deferring the reduction of the Obligations until the actual receipt by PFG of the cash therefor.

7.6  Remedies Cumulative.  In addition to the rights and remedies set forth in this Agreement, PFG shall have all the other rights and remedies accorded a secured party under the Code and under all other applicable laws, and under any other instrument or agreement now or in the future entered into between PFG and Debtor, and all of such rights and remedies are cumulative and none is exclusive.  Exercise or partial exercise by PFG of one or more of its rights or remedies shall not be deemed an election, nor bar PFG from subsequent exercise or partial exercise of any other rights or remedies.  The failure or delay of PFG to exercise any rights or remedies shall not operate as a waiver thereof, but all rights and remedies shall continue in full force and effect until all of the Obligations have been fully paid and performed.

8.              DEFINITIONS.  As used in this Agreement, the following terms have the following meanings:

“Account Debtor” means the obligor on an Account.

“Accounts” means all present and future “accounts” as defined in the California Uniform Commercial Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all accounts receivable and other sums owing to Debtor.

“Borrower” means INTERWAVE COMMUNICATIONS, INC., a Delaware corporation and its successors.

“Business Day” means a day on which PFG is open for business.

“Code” means the Uniform Commercial Code as adopted and in effect in the State of California from time to time.

“Collateral” has the meaning set forth in Section 2 above.

“continuing” and “during the continuance of” when used with reference to a Default or Event of Default means that the Default or Event of Default has occurred and has not been either waived in writing by PFG or cured within any applicable cure period.

“Debtor Documents” means, collectively, this Agreement, and all other present and future documents, instruments and agreements between PFG and Debtor, including, but not limited to those relating to this Agreement, the Continuing Guaranty of substantially even date executed and delivered by Debtor in favor of PFG with respect to Borrower (with all extensions and renewal thereof, the “Guaranty”), and all amendments and modifications thereto and replacements therefor.

 “Default” means any event which with notice or passage of time or both, would constitute an Event of Default.

 “Deposit Accounts” means all present and future “deposit accounts” as defined in the California Uniform Commercial Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all general and special bank accounts, demand accounts, checking accounts, savings accounts and certificates of deposit.

“Equipment” means all present and future “equipment” as defined in the California Uniform Commercial Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all machinery, fixtures, goods, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing.

“Event of Default” means any of the events set forth in Section 7.1 of this Agreement.

“GAAP” means generally accepted accounting principles consistently applied.

“General Intangibles” means all present and future “general intangibles” as defined in the California Uniform Commercial Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all Intellectual Property, payment intangibles, royalties, contract rights, goodwill, franchise agreements, purchase orders, customer lists, route lists, telephone numbers, domain names, claims, income tax refunds, security and other deposits, options to purchase or sell real or personal property, rights in all litigation presently or hereafter pending (whether in contract, tort or otherwise), insurance policies (including without limitation key man, property damage, and business interruption insurance), payments of insurance and rights to payment of any kind.

“good faith business judgment” means honesty in fact and good faith (as defined in Section 1201 of the Code) in the exercise of PFG’s business judgment.

“including” means including (but not limited to).

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“Indebtedness” means as to any Person, (a) indebtedness for borrowed money or the deferred purchase price of property or services, (b) obligations evidenced by bonds, notes, debentures or other similar instruments, (c) reimbursement obligations with respect to letters of credit and (d) capital lease obligations.

“Intellectual Property” means all present and future (a) copyrights, copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, (b) trade secret rights, including all rights to unpatented inventions and know-how, and confidential information; (c) mask work or similar rights available for the protection of semiconductor chips; (d) patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same; (e) trademarks, servicemarks, trade styles, and trade names, whether or not any of the foregoing are registered, and all applications to register and registrations of the same and like protections, and the entire goodwill of the business of Debtor connected with and symbolized by any such trademarks; (f) computer software and computer software products; (g) designs and design rights; (h) technology; (i) all claims for damages by way of past, present and future infringement of any of the rights included above; (j) all licenses or other rights to use any property or rights of a type described above.

“Inventory” means all present and future “inventory” as defined in the California Uniform Commercial Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products, including without limitation such inventory as is temporarily out of Debtor’s custody or possession or in transit and including any returned goods and any documents of title representing any of the above.

“Investment” means any beneficial ownership interest in any Person (including any stock, partnership interest or other equity or debt securities issued by any Person), and any loan, advance or capital contribution to any Person.

“Investment Property” means all present and future investment property, securities, stocks, bonds, debentures, debt securities, partnership interests, limited liability company interests, options, security entitlements, securities accounts, commodity contracts, commodity accounts, and all financial assets held in any securities account or otherwise, and all options and warrants to purchase any of the foregoing, wherever located, and all other securities of every kind, whether certificated or uncertificated.

“Material Adverse Change” means any of the following: (i) a material adverse change in the business, operations, or financial or other condition of the Debtor, or (ii) a material impairment of the prospect of repayment of any portion of the Obligations; or (iii) a material impairment of the value or priority (subject to Permitted Liens) of PFG’s security interests in the Collateral.

“Obligations” means all present and future advances, debts, liabilities, obligations, guaranties, covenants, duties and indebtedness at any time owing by Debtor to PFG, whether evidenced by this Agreement or any note or other instrument or document, or otherwise, whether arising from an extension of credit, opening of a letter of credit, banker’s acceptance, loan, guaranty, indemnification or otherwise, whether direct or indirect (including, without limitation, those acquired by assignment and any participation by PFG in Debtor’s debts owing to others), absolute or contingent, due or to become due, including, without limitation, all indebtedness, liabilities and obligations of Debtor under the Continuing Guaranty of substantially even date executed and delivered by Debtor in favor of PFG with respect to Borrower.

“Other Property” means the following as defined in the California Uniform Commercial Code in effect on the date hereof with such additions to such term as may hereafter be made, and all rights relating thereto: all present and future “commercial tort claims” (including without limitation any commercial tort claims), “documents”, “instruments”, “promissory notes”, “chattel paper”, “letters of credit”, “letter-of-credit rights”, “fixtures”, “farm products” and “money”; and all other goods and personal property of every kind, tangible and intangible, whether or not governed by the California Uniform Commercial Code.

“Parent” means INTERWAVE COMMUNICATIONS INTERNATIONAL LTD., a Bermuda corporation.

 “Permitted Indebtedness” means (a) a guaranty in favor of Senior Lender with respect to Borrower, provided Senior Debt does not exceed the Senior Debt Limit; (b) Indebtedness existing on the date hereof and shown on Exhibit B hereto; (c) indebtedness secured by Permitted Liens; and (d) Indebtedness owing to Borrower or to Parent.

“Permitted Investments” are: (a)          Investments (if any) shown on Exhibit B and existing on the date hereof; (b) marketable direct obligations issued or unconditionally guaranteed by the United States or its agency or any State maturing within 1 year from its acquisition; (c) commercial paper maturing no more than 1 year after its creation and having the highest rating from either Standard & Poor’s Corporation or Moody’s Investors Service, Inc; (d) bank’s certificates of deposit issued maturing no more than 1 year after issue; (e)  Investments consisting of deposit accounts and investment accounts; (f) Investments consisting of extensions of credit to Debtor’s customers in the ordinary course of business, in the nature of accounts receivable, prepaid royalties or notes receivable arising from the sale or lease of goods, provision of services or licensing

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activities of Debtor; (g) Investments received in satisfaction or partial satisfaction of obligations owed by financially troubled obligors or acquired as a result of a foreclosure with respect to any secured Investment; (h) Investments acquired in exchange for any other Investments in connection with or as a result of any bankruptcy, workout, reorganization or recapitalization; (i) deposits, prepayments and other credits to suppliers made in the ordinary course of business; (j) Indebtedness of any wholly-owned Subsidiary of Debtor or any wholly-owned Subsidiary of Parent, which is now or hereafter owing to Debtor, and which is incurred to fund such Subsidiary’s operating expenses, prepayments and purchases, all in the ordinary course of business, and (j) other Investments in an aggregate amount at any time not to exceed $250,000 combined for all such Investments of Debtor, Parent and Borrower.

“Permitted Liens” means the following:  (i) purchase money security interests in specific items of Equipment (including accessions, additions, parts, replacements, fixtures, improvements and attachments thereto and the proceeds thereof); (ii) leases of specific items of Equipment (including accessions, additions, parts, replacements, fixtures, improvements and attachments thereto and the proceeds thereof); (iii) liens for taxes, fees, assessments or other governmental charges or levies not yet payable or being contested in good faith by appropriate proceedings, for which Debtor has maintained reserves in accordance with GAAP, and which do not result in a lien on any Collateral; (iv) additional security interests and liens consented to in writing by PFG, which consent may be withheld in its good faith business judgment; (v) security interests being terminated substantially concurrently with this Agreement; (vi) liens of materialmen, mechanics, warehousemen, carriers, or other similar liens arising in the ordinary course of business and securing obligations which are not delinquent; (vii) liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by liens of the type described above in clauses (i) or (ii) above, provided that any extension, renewal or replacement lien is limited to the property encumbered by the existing lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase; (viii) Liens in favor of customs and revenue authorities which secure payment of customs duties in connection with the importation of goods; and (ix) Liens in favor of Senior Lender securing an amount not in excess of the Senior Debt Limit; (x) Liens listed on Exhibit B hereto; (xi) non-exclusive licenses and non-exclusive sublicenses granted in the ordinary course of business; (xii) leases and subleases granted in the ordinary course of business consisting of (A) short-term rental of Inventory, or (B) leases or subleases of Equipment with an aggregate value for all such leases and subleases not in excess of $10,000; (xiii) pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and social security legislation, in an aggregate amount not to exceed $25,000 or as otherwise required by law; (xiv) cash deposits to secure the performance of bids, trade contracts (other than for borrowed money), contracts for the purchase of property, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case, incurred in the ordinary course of business and not representing an obligation for borrowed money; (xv) statutory, common law or contractual liens of depository institutions or institutions holding securities accounts (including rights of set-off), securing only customary charges and fees in connection with such accounts; and (xvi) Liens on insurance proceeds securing the payment of financed insurance premiums.  PFG will have the right to require, as a condition to its consent under subparagraph (iv) above, that the holder of the additional security interest or lien sign an intercreditor agreement on PFG’s then standard form, acknowledge that the security interest is subordinate to the security interest in favor of PFG, and agree not to take any action to enforce its subordinate security interest so long as any Obligations remain outstanding, and that Debtor agree that any uncured default in any obligation secured by the subordinate security interest shall also constitute an Event of Default under this Agreement.

“Person” means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, government, or any agency or political division thereof, or any other entity.

“Senior Lender” means Silicon Valley Bank.

“Senior Debt” means total combined Indebtedness of Debtor, Borrower and Parent to Senior Lender, including, but not limited to, monies borrowed, interest on loans, fees and expenses, sums due in connection with issuance of commercial letters of credit, issuance of forward contracts for foreign exchange reserve, and any other direct or indirect financial accommodation Senior Lender may provide to Debtor, Borrower or Parent.

 “Senior Debt Limit” means $2,500,000 at any time outstanding.

 “Subsidiary” means (a) any corporation of which more than 50% of the issued and outstanding equity securities having ordinary voting power to elect a majority of the Board of Directors of such corporation is at the time directly or indirectly owned or controlled by Debtor, (b) any partnership, joint venture, or other association of which more than 50% of the equity interest having the power to vote, direct or control the management of such partnership, joint venture or other association is at the time directly or indirectly owned and controlled by Debtor, (c) any other entity included in the financial statements of Debtor on a consolidated basis.

Other Terms.  All accounting terms used in this Agreement, unless otherwise indicated, shall have the meanings given to such terms in accordance with GAAP, consistently applied.  All other terms contained in this Agreement, unless otherwise indicated, shall have the meanings provided by the Code, to the extent such terms are defined therein.

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9.              GENERAL PROVISIONS.

9.1  [intentionally omitted]

9.2  Application of Payments.  All payments with respect to the Obligations may be applied, and in PFG’s good faith business judgment reversed and re-applied, to the Obligations, in such order and manner as PFG shall determine in its good faith business judgment.

9.3  [intentionally omitted]

9.4  [intentionally omitted]

9.5  Notices.  All notices to be given under this Agreement shall be in writing and shall be given either personally or by reputable private delivery service or by regular first-class mail, or certified mail return receipt requested, addressed to PFG or Debtor at the addresses shown in the heading to this Agreement, or at any other address designated in writing by one party to the other party. All notices shall be deemed to have been given upon delivery in the case of notices personally delivered, or at the expiration of one Business Day following delivery to the private delivery service, or two Business Days following the deposit thereof in the United States mail, with postage prepaid.

9.6  Severability.  Should any provision of this Agreement be held by any court of competent jurisdiction to be void or unenforceable, such defect shall not affect the remainder of this Agreement, which shall continue in full force and effect.

9.7  Integration.  This Agreement and such other written agreements, documents and instruments as may be executed in connection herewith are the final, entire and complete agreement between Debtor and PFG and supersede all prior and contemporaneous negotiations and oral representations and agreements, all of which are merged and integrated in this Agreement.  There are no oral understandings, representations or agreements between the parties which are not set forth in this Agreement or in other written agreements signed by the parties in connection herewith.

9.8  Waivers; Indemnity.  The failure of PFG at any time or times to require Debtor to strictly comply with any of the provisions of this Agreement or any other Debtor Document shall not waive or diminish any right of PFG later to demand and receive strict compliance therewith.  Any waiver of any default shall not waive or affect any other default, whether prior or subsequent, and whether or not similar.  None of the provisions of this Agreement or any other Debtor Document shall be deemed to have been waived by any act or knowledge of PFG or its agents or employees, but only by a specific written waiver signed by an authorized officer of PFG and delivered to Debtor.  To the extent permitted by law, Debtor waives the benefit of all statutes of limitations relating to any of the Obligations or this Agreement or any other Debtor Document, and Debtor waives demand, protest, notice of protest and notice of default or dishonor, notice of payment and nonpayment, release, compromise, settlement, extension or renewal of any commercial paper, instrument, account, General Intangible, document or guaranty at any time held by PFG on which Debtor is or may in any way be liable, and notice of any action taken by PFG, unless expressly required by this Agreement. Debtor hereby agrees to indemnify PFG and its affiliates, subsidiaries, parent, directors, officers, employees, agents, and attorneys, and to hold them harmless from and against any and all claims, debts, liabilities, demands, obligations, actions, causes of action, penalties, costs and expenses (including reasonable attorneys’ fees), of every kind, which they may sustain or incur based upon or arising out of any of the Obligations, or any relationship or agreement between PFG and Debtor, or any other matter, relating to Debtor or the Obligations; provided that this indemnity shall not extend to damages proximately caused by the indemnitee’s own gross negligence or willful misconduct.  Notwithstanding any provision in this Agreement to the contrary, the indemnity agreement set forth in this Section shall survive any termination of this Agreement and shall for all purposes continue in full force and effect.

9.9 [intentionally omitted]

9.10  Amendment.  The terms and provisions of this Agreement may not be waived or amended, except in a writing executed by Debtor and a duly authorized officer of PFG.

9.11  Time of Essence.  Time is of the essence in the performance by Debtor of each and every obligation under this Agreement.

9.12  Attorneys Fees and Costs.  Debtor shall reimburse PFG for all reasonable attorneys’ fees and all filing, recording, search, title insurance, appraisal, audit, and other reasonable costs incurred by PFG, pursuant to, or in connection with, or relating to this Agreement (whether or not a lawsuit is filed), including, but not limited to, any reasonable attorneys’ fees and costs PFG incurs in order to do the following: prepare and negotiate this Agreement and all present and future documents relating to this Agreement; obtain legal advice in connection with this Agreement or Debtor; enforce, or seek to enforce, any of its rights; prosecute actions against, or defend actions by, Account Debtors; commence, intervene in, or defend any action or proceeding; initiate any complaint to be relieved of the automatic stay in bankruptcy; file or prosecute any probate claim, bankruptcy claim, third-party claim, or other claim; examine, audit, copy, and inspect any of the Collateral or any of Debtor’s books and records; protect, obtain possession of, lease, dispose of, or otherwise enforce PFG’s security interest in, the

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Collateral; and otherwise represent PFG in any litigation relating to Debtor. If either PFG or Debtor files any lawsuit against the other predicated on a breach of this Agreement, the prevailing party in such action shall be entitled to recover its reasonable costs and attorneys’ fees, including (but not limited to) reasonable attorneys’ fees and costs incurred in the enforcement of, execution upon or defense of any order, decree, award or judgment.  All attorneys’ fees and costs to which PFG may be entitled pursuant to this Paragraph shall immediately become part of Debtor’s Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations.

9.13  Benefit of Agreement.  The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors, assigns, heirs, beneficiaries and representatives of Debtor and PFG; provided, however, that Debtor may not assign or transfer any of its rights under this Agreement without the prior written consent of PFG, and any prohibited assignment shall be void.  No consent by PFG to any assignment shall release Debtor from its liability for the Obligations.

9.14  [intentionally omitted]

9.15 [intentionally omitted]

9.16  Confidentiality.  In handling any confidential information (including without limitation confidential information provided pursuant to this Agreement or pursuant to the Guaranty), PFG and all employees and agents of PFG shall exercise the same degree of care that PFG exercises with respect to its own proprietary information of the same types to maintain the confidentiality of any non-public information thereby received or received pursuant to this Agreement, except that disclosure of such information may be made (i) to the subsidiaries or affiliates of PFG in connection with their present or prospective business relations with Debtor or PFG provided that they have entered into a comparable confidentiality agreement in favor of Debtor, (ii) to prospective transferees or purchasers of any interest in the Obligations, provided that they have entered into a comparable confidentiality agreement in favor of Debtor, (iii) as required by law, regulations, rule or order, subpoena, judicial order or similar order, or (iv) as may be required in connection with the examination, audit or similar investigation of PFG, (iv) as may be necessary in PFG’s good faith business judgment in connection with the enforcement of its rights or remedies after an Event of Default.  Confidential information hereunder shall not include information that either:  (a) is in the public domain or in the knowledge or possession of PFG when disclosed to PFG, or becomes part of the public domain after disclosure to PFG through no fault of PFG; or (b) is disclosed to PFG by a third party, provided PFG does not have actual knowledge that such third party is prohibited from disclosing such information.

9.17  Paragraph Headings; Construction.  Paragraph headings are only used in this Agreement for convenience.  Debtor and PFG acknowledge that the headings may not describe completely the subject matter of the applicable paragraph, and the headings shall not be used in any manner to construe, limit, define or interpret any term or provision of this Agreement. This Agreement has been fully reviewed and negotiated between the parties and no uncertainty or ambiguity in any term or provision of this Agreement shall be construed strictly against PFG or Debtor under any rule of construction or otherwise.

9.18  Governing Law; Jurisdiction; Venue.  This Agreement and all acts and transactions hereunder and all rights and obligations of PFG and Debtor shall be governed by the laws of the State of California.  As a material part of the consideration to PFG to enter into this Agreement, Debtor (i) agrees that all actions and proceedings relating directly or indirectly to this Agreement shall, at PFG’s option, be litigated in courts located within California, and that the exclusive venue therefor shall be San Francisco County; (ii) consents to the jurisdiction and venue of any such court and consents to service of process in any such action or proceeding by personal delivery or any other method permitted by law; and (iii) waives any and all rights Debtor may have to object to the jurisdiction of any such court, or to transfer or change the venue of any such action or proceeding.

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9.19  Mutual Waiver of Jury Trial.  DEBTOR AND PFG EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO, THIS AGREEMENT OR ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN PFG AND DEBTOR, OR ANY CONDUCT, ACTS OR OMISSIONS OF PFG OR DEBTOR OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH PFG OR DEBTOR, IN ALL OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

Debtor:		PFG:

INTERWAVE ADVANCED COMMUNICATIONS, INC.		PARTNERS FOR GROWTH, L.P.

By	/s/ Cal R. Hoagland	By	/s/ Andrew Kahn
	President or Vice President	Title	Manager, Partners for Growth, LLC
Its General Partner

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Partners for Growth

Continuing Guaranty

Borrower:	INTERWAVE COMMUNICATIONS, INC.

Guarantor:	INTERWAVE COMMUNICATIONS INTERNATIONAL LTD.,
a Bermuda corporation

Date:	June 4, 2004

This Continuing Guaranty is executed by the above-named guarantor(s) (jointly and severally, the “Guarantor”), as of the above date, in favor of PARTNERS FOR GROWTH, L.P. (“PFG”), whose address is 560 Mission Street, 3rd floor, San Francisco, CA 94105, with respect to the Indebtedness of the above-named borrower (“Borrower”)

1.              Continuing Guaranty.  Guarantor hereby unconditionally guarantees and promises to pay on demand to PFG, in lawful money of the United States, all Indebtedness of Borrower now or hereafter owing to PFG.  As used herein, the term “Indebtedness” is used in its most comprehensive sense and shall mean and include without limitation:  (a) any and all debts, duties, obligations, liabilities, representations, warranties and guaranties of Borrower or any one or more of them, heretofore, now, or hereafter made, incurred, or created  (including, without limitation, any interest, charges, and other sums accruing after the filing of a petition by or against Borrower under the Bankruptcy Code), whether voluntary or involuntary, due or not due, absolute or contingent, liquidated or unliquidated, certain or uncertain, determined or undetermined, monetary or nonmonetary, written or oral, and whether Borrower may be liable individually or jointly with others, and regardless of whether recovery thereon may be or hereafter become barred by any statute of limitations, discharged or uncollectible in any bankruptcy, insolvency or other proceeding, or otherwise unenforceable; and (b) any and all amendments, modifications, renewals and extensions of any or all of the foregoing, including without limitation amendments, modifications, renewals and extensions which are evidenced by any new or additional instrument, document or agreement; and (c) any and all reasonable attorneys’ fees, court costs, and collection charges incurred in endeavoring to collect or enforce any of the foregoing against Borrower, Guarantor, or any other person liable thereon (whether or not suit be brought) and any other reasonable expenses of, for or incidental to collection thereof. This Guaranty is given in consideration for credit and other financial accommodations which may, from time to time, be given by PFG to Borrower in PFG’s sole discretion, but Guarantor acknowledges and agrees that acceptance by PFG of this Guaranty shall not constitute a commitment of any kind by PFG to extend such credit or other financial accommodation to Borrower or to permit Borrower to incur Indebtedness to PFG.  All sums due under this Guaranty shall bear interest from the date due until the date paid at the highest rate charged with respect to any of the Indebtedness.

2.              Waivers.  Guarantor hereby waives:  (a) presentment for payment, notice of dishonor, demand, protest, and notice thereof as to any instrument, and all other notices and demands to which Guarantor might be entitled, including without limitation notice of all of the following:  the acceptance hereof; the creation, existence, or acquisition of any Indebtedness; the amount of the Indebtedness from time to time outstanding; any foreclosure sale or other disposition of any property which secures any or all of the Indebtedness or which secures the obligations of any other guarantor of any or all of the Indebtedness; any adverse change in Borrower’s financial position; any other fact which might increase Guarantor’s risk; any default, partial payment or non-payment of all or any part of the Indebtedness; the occurrence of any other Event of Default (as hereinafter defined); any and all agreements and arrangements between PFG and Borrower and any changes, modifications, or extensions thereof, and any revocation, modification or release of any guaranty of any or all of the Indebtedness by any person (including without limitation any other person signing this Guaranty); (b) any right to require PFG to institute suit against, or to exhaust its rights and remedies against, Borrower or any other person, or to proceed against any property of any kind which secures all or any part of the Indebtedness, or to exercise any right of offset or other right with respect to any reserves, credits or deposit accounts held by or maintained with PFG or any indebtedness of PFG to Borrower, or to exercise any other right or power, or pursue any other remedy PFG may have; (c) other than payment of the

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Indebtedness, any defense arising by reason of any disability or other defense of Borrower or any other guarantor or any endorser, co-maker or other person, or by reason of the cessation from any cause whatsoever of any liability of Borrower or any other guarantor or any endorser, co-maker or other person, with respect to all or any part of the Indebtedness, or by reason of any act or omission of PFG or others which directly or indirectly results in the discharge or release of Borrower or any other guarantor or any other person or any Indebtedness or any security therefor, whether by operation of law or otherwise; (d) any defense arising by reason of any failure of PFG to obtain, perfect, maintain or keep in force any security interest in, or lien or encumbrance upon, any property of Borrower or any other person; (e) any defense based upon any failure of PFG to give Guarantor notice of any sale or other disposition of any property securing any or all of the Indebtedness, or any defects in any such notice that may be given, or any failure of PFG to comply with any provision of applicable law in enforcing any security interest in or lien upon any property securing any or all of the Indebtedness including, but not limited to, any failure by PFG to dispose of any property securing any or all of the Indebtedness in a commercially reasonable manner; (f) any defense based upon or arising out of any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against Borrower or any other guarantor or any endorser, co-maker or other person, including without limitation any discharge of, or bar against collecting, any of the Indebtedness (including without limitation any interest thereon), in or as a result of any such proceeding; and (g) the benefit of any and all statutes of limitation with respect to any action based upon, arising out of or related to this Guaranty.  Until all of the Indebtedness has been paid, performed, and discharged in full, nothing shall discharge or satisfy the liability of Guarantor hereunder except the full performance and payment of all of the Indebtedness.  If any claim is ever made upon PFG for repayment or recovery of any amount or amounts received by PFG in payment of or on account of any of the Indebtedness, because of any claim that any such payment constituted a preferential transfer or fraudulent conveyance, or for any other reason whatsoever, and PFG repays all or part of said amount by reason of any judgment, decree or order of any court or administrative body having jurisdiction over PFG or any of its property, or by reason of any settlement or compromise of any such claim effected by PFG with any such claimant (including without limitation the Borrower), then and in any such event, Guarantor agrees that any such judgment, decree, order, settlement and compromise shall be binding upon Guarantor, notwithstanding any revocation or release of this Guaranty or the cancellation of any note or other instrument evidencing any of the Indebtedness, or any release of any of the Indebtedness, and the Guarantor shall be and remain liable to PFG under this Guaranty for the amount so repaid or recovered, to the same extent as if such amount had never originally been received by PFG, and the provisions of this sentence shall survive, and continue in effect, notwithstanding any revocation or release of this Guaranty.  Until all of the Indebtedness has been irrevocably paid and performed in full, Guarantor hereby expressly and unconditionally waives all rights of subrogation, reimbursement and indemnity of every kind against Borrower, and all rights of recourse to any assets or property of Borrower, and all rights to any collateral or security held for the payment and performance of any Indebtedness, including (but not limited to) any of the foregoing rights which Guarantor may have under any present or future document or agreement with any Borrower or other person, and including (but not limited to) any of the foregoing rights which Guarantor may have under any equitable doctrine of subrogation, implied contract, or unjust enrichment, or any other equitable or legal doctrine.

3.              Consents.  Guarantor hereby consents and agrees that, without notice to or by Guarantor and without affecting or impairing in any way the obligations or liability of Guarantor hereunder, PFG may, from time to time before or after revocation of this Guaranty, do any one or more of the following in PFG’s sole and absolute discretion:  (a) accelerate, accept partial payments of, compromise or settle, renew, extend the time for the payment, discharge, or performance of, refuse to enforce, and release all or any parties to, any or all of the Indebtedness; (b) grant any other indulgence to Borrower or any other person in respect of any or all of the Indebtedness or any other matter; (c) accept, release, waive, surrender, enforce, exchange, modify, impair, or extend the time for the performance, discharge, or payment of, any and all property of any kind securing any or all of the Indebtedness or any guaranty of any or all of the Indebtedness, or on which PFG at any time may have a lien, or refuse to enforce its rights or make any compromise or settlement or agreement therefor in respect of any or all of such property; (d) substitute or add, or take any action or omit to take any action which results in the release of, any one or more endorsers or guarantors of all or any part of the Indebtedness, including, without limitation one or more parties to this Guaranty, regardless of any destruction or impairment of any right of contribution or other right of Guarantor; (e) amend, alter or change in any respect whatsoever any term or provision relating to any or all of the Indebtedness, including the rate of interest thereon; (f) apply any sums received from Borrower, any other guarantor, endorser, or co-signer, or from the disposition of any collateral or security, to any indebtedness whatsoever owing from such person or secured by such collateral or security, in such manner and order as PFG determines in its sole discretion, and regardless of whether such indebtedness is part of the Indebtedness, is secured, or is due and payable; (g) apply any sums received from Guarantor or from the disposition of any collateral or security securing the obligations of Guarantor, to any of the

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Indebtedness in such manner and order as PFG determines in its sole discretion, regardless of whether or not such Indebtedness is secured or is due and payable.  Guarantor consents and agrees that PFG shall be under no obligation to marshal any assets in favor of Guarantor, or against or in payment of any or all of the Indebtedness.  Guarantor further consents and agrees that PFG shall have no duties or responsibilities whatsoever with respect to any property securing any or all of the Indebtedness.  Without limiting the generality of the foregoing, PFG shall have no obligation to monitor, verify, audit, examine, or obtain or maintain any insurance with respect to, any property securing any or all of the Indebtedness.

4.              Exercise of Rights and Remedies; Foreclosure of Trust Deeds.    Guarantor hereby waives all rights of subrogation, reimbursement, indemnification, and contribution and any other rights and defenses that are or may become available to the Guarantor or other surety by reason of California Civil Code Sections 2787 to 2855, inclusive.  The Guarantor waives all rights and defenses that the Guarantor may have because the Borrower’s Indebtedness is secured by real property.  This means, among other things:  (1) PFG may collect from the Guarantor without first foreclosing on any real or personal property collateral pledged by the Borrower.  (2) If PFG forecloses on any real property collateral pledged by the Borrower:  (A) The amount of the Indebtedness may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.  (B) PFG may collect from the Guarantor even if PFG, by foreclosing on the real property collateral, has destroyed any right the Guarantor may have to collect from the Borrower.  This is an unconditional and irrevocable waiver of any rights and defenses the Guarantor may have because the Borrower’s Indebtedness is secured by real property.  These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the Code of Civil Procedure.  The Guarantor waives all rights and defenses arising out of an election of remedies by PFG, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the Guarantor’s rights of subrogation and reimbursement against the principal by the operation of Section 580d of the Code of Civil Procedure or otherwise.

5.              Acceleration.  Notwithstanding the terms of all or any part of the Indebtedness, the obligations of the Guarantor hereunder to pay and perform all of the Indebtedness shall, at the option of PFG, immediately become due and payable, without notice, and without regard to the expressed maturity of any of the Indebtedness, in the event: Borrower shall fail to pay or perform when due (after giving effect to any applicable grace period) all or any part of the Indebtedness, or any “event of default” (as defined in any present or future agreement between Borrower and PFG or between Guarantor and PFG) shall occur.  All of the foregoing are hereinafter referred to as “Events of Default”.

6.              Revocation.  This is a Continuing Guaranty relating to all of the Indebtedness, including Indebtedness arising under successive transactions which from time to time continue the Indebtedness or renew it after it has been satisfied.  Guarantor waives all benefits of California Civil Code Section 2815, and agrees that the obligations of Guarantor hereunder may not be terminated or revoked in any manner except by giving 90 days’ advance written notice of revocation to PFG at its address above by registered first-class U.S. mail, postage prepaid, return receipt requested, and only as to new loans made by PFG to Borrower more than 90 days after actual receipt of such written notice by PFG.  No termination or revocation of this Guaranty shall be effective until 90 days following the date of actual receipt of said written notice of revocation by PFG.  Notwithstanding such written notice of revocation or any other act of Guarantor or any other event or circumstance, Guarantor agrees that this Guaranty and all consents, waivers and other provisions hereof shall continue in full force and effect as to any and all Indebtedness which is outstanding on or before the 90th day following actual receipt of said written notice of revocation by PFG, and all extensions, renewals and modifications of said Indebtedness (including without limitation amendments, extensions, renewals and modifications which are evidenced by new or additional instruments, documents or agreements executed before or after expiration of said 90-day period), and all interest thereon, accruing before or after expiration of said 90-day period, and all attorneys’ fees, court costs and collection charges, incurred before or after expiration of said 90-day period, in endeavoring to collect or enforce any of the foregoing against Borrower, Guarantor or any other person liable thereon (whether or not suit be brought) and any other expenses of, for or incidental to collection thereof.

7.              Independent Liability.  Guarantor hereby agrees that one or more successive or concurrent actions may be brought hereon against Guarantor, in the same action in which Borrower may be sued or in separate actions, as often as deemed advisable by PFG.  The liability of Guarantor hereunder is exclusive and independent of any other guaranty of any or all of the Indebtedness whether executed by Guarantor or by any other guarantor (including without limitation any other persons signing this Guaranty).  The liability of Guarantor hereunder shall not be affected, revoked, impaired, or reduced by any one or more of the following:  (a) the fact that the Indebtedness exceeds the maximum amount of Guarantor’s liability, if any, specified herein or elsewhere (and no agreement specifying a maximum amount of Guarantor’s liability shall be enforceable unless set forth in a writing signed by PFG or set forth in this Guaranty); or (b) any direction as to the application of payment by Borrower or by any other party; or (c) any other continuing or restrictive guaranty or

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undertaking or any limitation on the liability of any other guarantor (whether under this Guaranty or under any other agreement); or (d) any reduction of any such other guaranty or undertaking; or (e) any revocation, amendment, modification or release of any such other guaranty or undertaking.  Guarantor hereby expressly represents that it was not induced to give this Guaranty by the fact that there are or may be other guarantors either under this Guaranty or otherwise, and Guarantor agrees that any release of any one or more of such other guarantors shall not release Guarantor from its obligations hereunder either in full or to any lesser extent.

8.              Financial Condition of Borrower.  Guarantor is fully aware of the financial condition of Borrower and is executing and delivering this Guaranty at Borrower’s request and based solely upon its own independent investigation of all matters pertinent hereto, and Guarantor is not relying in any manner upon any representation or statement of PFG with respect thereto.  Guarantor represents and warrants that it is in a position to obtain, and Guarantor hereby assumes full responsibility for obtaining, any additional information concerning Borrower’s financial condition and any other matter pertinent hereto as Guarantor may desire, and Guarantor is not relying upon or expecting PFG to furnish to it any information now or hereafter in PFG’s possession concerning the same or any other matter.  By executing this Guaranty, Guarantor knowingly accepts the full range of risks encompassed within a contract of continuing guaranty, which risks Guarantor acknowledges include without limitation the possibility that Borrower will incur additional Indebtedness for which Guarantor will be liable hereunder after Borrower’s financial condition or ability to pay such Indebtedness has deteriorated and/or after bankruptcy or insolvency proceedings have been commenced by or against Borrower.  Guarantor shall have no right to require PFG to obtain or disclose any information with respect to the Indebtedness, the financial condition or character of Borrower, the existence of any collateral or security for any or all of the Indebtedness, the filing by or against Borrower of any bankruptcy or insolvency proceeding, the existence of any other guaranties of all or any part of the Indebtedness, any action or non-action on the part of PFG, Borrower, or any other person, or any other matter, fact, or occurrence.

9.              Reports and Financial Statements of Guarantor.  Guarantor shall, at its sole cost and expense, from time to time, prepare or cause to be prepared, and provide to PFG upon PFG’s request (i) such financial statements and reports concerning Guarantor for such periods of time as PFG may designate in its good faith business judgment, (ii) such other information concerning Guarantor’s business, financial condition or affairs as PFG may request in its good faith business judgment. Guarantor further agrees to give prompt written notice to PFG of any material adverse change in Guarantor’s financial condition and of any condition or event which constitutes an Event of Default under this Guaranty.  All reports and information furnished to PFG hereunder shall be accurate and correct in all material respects and will not omit information needed to make the same not misleading. The condentiality agreement in Section 9.16 of the Security Agreement of even date between Guarantor and PDF shall be applicable to all confidential information provided by Guarantor pursuant to this Guaranty.

10.       Representations and Warranties.  Guarantor hereby represents and warrants that (i) it is in Guarantor’s direct interest to assist Borrower in procuring credit, because Borrower is an affiliate of Guarantor, furnishes goods or services to Guarantor, purchases or acquires goods or services from Guarantor, and/or otherwise has a direct or indirect corporate or business relationship with Guarantor, (ii) this Guaranty has been duly and validly authorized, executed and delivered and constitutes the valid and binding obligation of Guarantor, enforceable in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency and other similar laws affecting creditors generally and by equitable principles (regardless of whether enforcement is sought in equity or at law), and (iii) the execution and delivery of this Guaranty does not violate or constitute a default under (with or without the giving of notice, the passage of time, or both) any order, judgment, decree, or any material instrument or agreement to which Guarantor is a party or by which it or its assets are affected or bound.

11.       Costs.  Whether or not suit be instituted, Guarantor agrees to reimburse PFG on demand for all reasonable attorneys’ fees and all other reasonable costs and expenses incurred by PFG in enforcing this Guaranty, or arising out of or relating in any way to this Guaranty. In the event either PFG or Guarantor files any lawsuit against the other predicated on a breach of this Guaranty, the prevailing party in such action shall be entitled to recover its attorneys’ fees and costs of suit from the non-prevailing party.

12.       Notices.  Any notice which a party shall be required or shall desire to give to the other hereunder (except for notice of revocation, which shall be governed by Section 6 of this Guaranty) shall be given by personal delivery, reputable overnight courier service, or by telecopier or by depositing the same in the United States mail, first class postage pre-paid, addressed to PFG at its address set forth in the heading of this Guaranty and to Guarantor at its address set forth under its signature hereon, and such notices shall be deemed duly given on the date of personal delivery, or one business day after sent by reputable overnight courier service, or one day after the date telecopied or 3 business days after the date of mailing as aforesaid.  PFG and Guarantor may change their address for purposes of receiving notices hereunder by giving written notice thereof to the other party in accordance

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herewith.  Guarantor shall give PFG immediate written notice of any change in its address.

13.       Construction; Severability. As used in this Guaranty, the term “property” is used in its most comprehensive sense and shall mean all property of every kind and nature whatsoever, including without limitation real property, personal property, mixed property, tangible property and intangible property.  Words used herein in the masculine gender shall include the neuter and feminine gender, words used herein in the neuter gender shall include the masculine and feminine, words used herein in the singular shall include the plural and words used in the plural shall include the singular, wherever the context so reasonably requires.  If any provision of this Guaranty or the application thereof to any party or circumstance is held invalid, void, inoperative or unenforceable, the remainder of this Guaranty and the application of such provision to other parties or circumstances shall not be affected thereby, the provisions of this Guaranty being severable in any such instance.

14.       General Provisions.   PFG shall have the right to seek recourse against Guarantor to the full extent provided for herein and in any other instrument or agreement evidencing obligations of Guarantor to PFG, and against Borrower to the full extent of the Indebtedness.  No election in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of PFG’s right to proceed in any other form of action or proceeding or against any other party.  The failure of PFG to enforce any of the provisions of this Guaranty at any time or for any period of time shall not be construed to be a waiver of any such provision or the right thereafter to enforce the same.  All remedies hereunder shall be cumulative and shall be in addition to all rights, powers and remedies given to PFG by law or under any other instrument or agreement.   Time is of the essence in the performance by Guarantor of each and every obligation under this Guaranty.  If Borrower is a corporation, partnership or other entity, Guarantor hereby agrees that PFG shall have no obligation to inquire into the power or authority of Borrower or any of its officers, directors, partners, or agents acting or purporting to act on its behalf, and any Indebtedness made or created in reliance upon the professed exercise of any such power or authority shall be included in the Indebtedness guaranteed hereby.  This Guaranty is the entire and only agreement between Guarantor and PFG with respect to the guaranty of the Indebtedness of Borrower by Guarantor, and all representations, warranties, agreements, or undertakings heretofore or contemporaneously made, which are not set forth herein, are superseded hereby.  No course of dealings between the parties, no usage of the trade, and no parol or extrinsic evidence of any nature shall be used or be relevant to supplement or explain or modify any term or provision of this Guaranty.  There are no conditions to the full effectiveness of this Guaranty.  The terms and provisions hereof may not be waived, altered, modified, or amended except in a writing executed by Guarantor and a duly authorized officer of PFG.  All rights, benefits and privileges hereunder shall inure to the benefit of and be enforceable by PFG and its successors and assigns and shall be binding upon Guarantor and its successors and assigns. Section headings are used herein for convenience only.  Guarantor acknowledges that the same may not describe completely the subject matter of the applicable Section, and the same shall not be used in any manner to construe, limit, define or interpret any term or provision hereof.

15.                   Governing Law; Venue and Jurisdiction.  This instrument and all acts and transactions pursuant or relating hereto and all rights and obligations of the parties hereto shall be governed, construed, and interpreted in accordance with the internal laws of the State of California.  In order to induce PFG to accept this Guaranty, and as a material part of the consideration therefor, Guarantor (i) agrees that all actions or proceedings relating directly or indirectly hereto shall, at the option of PFG, be litigated in courts located within Santa Clara County, California, (ii) consents to the jurisdiction of any such court and consents to the service of process in any such action or proceeding by personal delivery or any other method permitted by law; and (iii) waives any and all rights Guarantor may have to transfer or change the venue of any such action or proceeding.

16.       Mutual Waiver of Right to Jury Trial.  PFG AND GUARANTOR HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION, CLAIM, LAWSUIT OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (i) THIS GUARANTY OR ANY SUPPLEMENT OR AMENDMENT THERETO; OR (ii) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN PFG AND GUARANTOR; OR (iii) ANY BREACH, CONDUCT, ACTS OR OMISSIONS OF PFG OR GUARANTOR OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSON AFFILIATED WITH OR REPRESENTING PFG OR GUARANTOR; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

17.       Receipt of Copy.  Guarantor acknowledges receipt of a copy of this Guaranty.

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Guarantor Signature:

INTERWAVE COMMUNICATIONS INTERNATIONAL LTD.

By	/s/ Cal R. Hoagland
Title	SVP and CFO

Address:

Clarendon House

2 Church Street

P.O. Box HM 1022

Hamilton, HM DX, Bermuda

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Partners for Growth

Continuing Guaranty

Borrower:     Interwave Communications, Inc.

Guarantor:   Interwave Advanced Communications, Inc.

Date:                                      June 4, 2004

This Continuing Guaranty is executed by the above-named guarantor(s) (jointly and severally, the “Guarantor”), as of the above date, in favor of PARTNERS FOR GROWTH, L.P. (“PFG”), whose address is 560 Mission Street, 3rd floor, San Francisco, CA 94105, with respect to the Indebtedness of the above-named borrower (“Borrower”)

1.              Continuing Guaranty.  Guarantor hereby unconditionally guarantees and promises to pay on demand to PFG, in lawful money of the United States, all Indebtedness of Borrower now or hereafter owing to PFG.  As used herein, the term “Indebtedness” is used in its most comprehensive sense and shall mean and include without limitation:  (a) any and all debts, duties, obligations, liabilities, representations, warranties and guaranties of Borrower or any one or more of them, heretofore, now, or hereafter made, incurred, or created (including, without limitation, any interest, charges, and other sums accruing after the filing of a petition by or against Borrower under the Bankruptcy Code), whether voluntary or involuntary, due or not due, absolute or contingent, liquidated or unliquidated, certain or uncertain, determined or undetermined, monetary or nonmonetary, written or oral, and whether Borrower may be liable individually or jointly with others, and regardless of whether recovery thereon may be or hereafter become barred by any statute of limitations, discharged or uncollectible in any bankruptcy, insolvency or other proceeding, or otherwise unenforceable; and (b) any and all amendments, modifications, renewals and extensions of any or all of the foregoing, including without limitation amendments, modifications, renewals and extensions which are evidenced by any new or additional instrument, document or agreement; and (c) any and all reasonable attorneys’ fees, court costs, and collection charges incurred in endeavoring to collect or enforce any of the foregoing against Borrower, Guarantor, or any other person liable thereon (whether or not suit be brought) and any other reasonable expenses of, for or incidental to collection thereof. This Guaranty is given in consideration for credit and other financial accommodations which may, from time to time, be given by PFG to Borrower in PFG’s sole discretion, but Guarantor acknowledges and agrees that acceptance by PFG of this Guaranty shall not constitute a commitment of any kind by PFG to extend such credit or other financial accommodation to Borrower or to permit Borrower to incur Indebtedness to PFG.  All sums due under this Guaranty shall bear interest from the date due until the date paid at the highest rate charged with respect to any of the Indebtedness.

2.              Waivers.  Guarantor hereby waives:  (a) presentment for payment, notice of dishonor, demand, protest, and notice thereof as to any instrument, and all other notices and demands to which Guarantor might be entitled, including without limitation notice of all of the following:  the acceptance hereof; the creation, existence, or acquisition of any Indebtedness; the amount of the Indebtedness from time to time outstanding; any foreclosure sale or other disposition of any property which secures any or all of the Indebtedness or which secures the obligations of any other guarantor of any or all of the Indebtedness; any adverse change in Borrower’s financial position; any other fact which might increase Guarantor’s risk; any default, partial payment or non-payment of all or any part of the Indebtedness; the occurrence of any other Event of Default (as hereinafter defined); any and all agreements and arrangements between PFG and Borrower and any changes, modifications, or extensions thereof, and any revocation, modification or release of any guaranty of any or all of the Indebtedness by any person (including without limitation any other person signing this Guaranty); (b) any right to require PFG to institute suit against, or to exhaust its rights and remedies against, Borrower or any other person, or to proceed against any property of any kind which secures all or any part of the Indebtedness, or to exercise any right of offset or other right with respect to any reserves, credits or deposit accounts held by or maintained with PFG or any indebtedness of PFG to Borrower, or to exercise any other right or power, or pursue any other remedy PFG may have; (c) other than payment of the Indebtedness, any defense arising by reason of any disability or other defense of Borrower or any other guarantor or any endorser, co-maker or other person, or by

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reason of the cessation from any cause whatsoever of any liability of Borrower or any other guarantor or any endorser, co-maker or other person, with respect to all or any part of the Indebtedness, or by reason of any act or omission of PFG or others which directly or indirectly results in the discharge or release of Borrower or any other guarantor or any other person or any Indebtedness or any security therefor, whether by operation of law or otherwise; (d) any defense arising by reason of any failure of PFG to obtain, perfect, maintain or keep in force any security interest in, or lien or encumbrance upon, any property of Borrower or any other person; (e) any defense based upon any failure of PFG to give Guarantor notice of any sale or other disposition of any property securing any or all of the Indebtedness, or any defects in any such notice that may be given, or any failure of PFG to comply with any provision of applicable law in enforcing any security interest in or lien upon any property securing any or all of the Indebtedness including, but not limited to, any failure by PFG to dispose of any property securing any or all of the Indebtedness in a commercially reasonable manner; (f) any defense based upon or arising out of any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against Borrower or any other guarantor or any endorser, co-maker or other person, including without limitation any discharge of, or bar against collecting, any of the Indebtedness (including without limitation any interest thereon), in or as a result of any such proceeding; and (g) the benefit of any and all statutes of limitation with respect to any action based upon, arising out of or related to this Guaranty.  Until all of the Indebtedness has been paid, performed, and discharged in full, nothing shall discharge or satisfy the liability of Guarantor hereunder except the full performance and payment of all of the Indebtedness.  If any claim is ever made upon PFG for repayment or recovery of any amount or amounts received by PFG in payment of or on account of any of the Indebtedness, because of any claim that any such payment constituted a preferential transfer or fraudulent conveyance, or for any other reason whatsoever, and PFG repays all or part of said amount by reason of any judgment, decree or order of any court or administrative body having jurisdiction over PFG or any of its property, or by reason of any settlement or compromise of any such claim effected by PFG with any such claimant (including without limitation the Borrower), then and in any such event, Guarantor agrees that any such judgment, decree, order, settlement and compromise shall be binding upon Guarantor, notwithstanding any revocation or release of this Guaranty or the cancellation of any note or other instrument evidencing any of the Indebtedness, or any release of any of the Indebtedness, and the Guarantor shall be and remain liable to PFG under this Guaranty for the amount so repaid or recovered, to the same extent as if such amount had never originally been received by PFG, and the provisions of this sentence shall survive, and continue in effect, notwithstanding any revocation or release of this Guaranty.  Until all of the Indebtedness has been irrevocably paid and performed in full, Guarantor hereby expressly and unconditionally waives all rights of subrogation, reimbursement and indemnity of every kind against Borrower, and all rights of recourse to any assets or property of Borrower, and all rights to any collateral or security held for the payment and performance of any Indebtedness, including (but not limited to) any of the foregoing rights which Guarantor may have under any present or future document or agreement with any Borrower or other person, and including (but not limited to) any of the foregoing rights which Guarantor may have under any equitable doctrine of subrogation, implied contract, or unjust enrichment, or any other equitable or legal doctrine.

3.              Consents.  Guarantor hereby consents and agrees that, without notice to or by Guarantor and without affecting or impairing in any way the obligations or liability of Guarantor hereunder, PFG may, from time to time before or after revocation of this Guaranty, do any one or more of the following in PFG’s sole and absolute discretion:  (a) accelerate, accept partial payments of, compromise or settle, renew, extend the time for the payment, discharge, or performance of, refuse to enforce, and release all or any parties to, any or all of the Indebtedness; (b) grant any other indulgence to Borrower or any other person in respect of any or all of the Indebtedness or any other matter; (c) accept, release, waive, surrender, enforce, exchange, modify, impair, or extend the time for the performance, discharge, or payment of, any and all property of any kind securing any or all of the Indebtedness or any guaranty of any or all of the Indebtedness, or on which PFG at any time may have a lien, or refuse to enforce its rights or make any compromise or settlement or agreement therefor in respect of any or all of such property; (d) substitute or add, or take any action or omit to take any action which results in the release of, any one or more endorsers or guarantors of all or any part of the Indebtedness, including, without limitation one or more parties to this Guaranty, regardless of any destruction or impairment of any right of contribution or other right of Guarantor; (e) amend, alter or change in any respect whatsoever any term or provision relating to any or all of the Indebtedness, including the rate of interest thereon; (f) apply any sums received from Borrower, any other guarantor, endorser, or co-signer, or from the disposition of any collateral or security, to any indebtedness whatsoever owing from such person or secured by such collateral or security, in such manner and order as PFG determines in its sole discretion, and regardless of whether such indebtedness is part of the Indebtedness, is secured, or is due and payable; (g) apply any sums received from Guarantor or from the disposition of any collateral or security securing the obligations of Guarantor, to any of the Indebtedness in such manner and order as PFG determines in its sole discretion, regardless of whether or not such Indebtedness is secured or is due and payable.  Guarantor

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consents and agrees that PFG shall be under no obligation to marshal any assets in favor of Guarantor, or against or in payment of any or all of the Indebtedness.  Guarantor further consents and agrees that PFG shall have no duties or responsibilities whatsoever with respect to any property securing any or all of the Indebtedness.  Without limiting the generality of the foregoing, PFG shall have no obligation to monitor, verify, audit, examine, or obtain or maintain any insurance with respect to, any property securing any or all of the Indebtedness.

4.              Exercise of Rights and Remedies; Foreclosure of Trust Deeds.  Guarantor hereby waives all rights of subrogation, reimbursement, indemnification, and contribution and any other rights and defenses that are or may become available to the Guarantor or other surety by reason of California Civil Code Sections 2787 to 2855, inclusive.  The Guarantor waives all rights and defenses that the Guarantor may have because the Borrower’s Indebtedness is secured by real property.  This means, among other things:  (1) PFG may collect from the Guarantor without first foreclosing on any real or personal property collateral pledged by the Borrower.  (2) If PFG forecloses on any real property collateral pledged by the Borrower:  (A) The amount of the Indebtedness may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.  (B) PFG may collect from the Guarantor even if PFG, by foreclosing on the real property collateral, has destroyed any right the Guarantor may have to collect from the Borrower.  This is an unconditional and irrevocable waiver of any rights and defenses the Guarantor may have because the Borrower’s Indebtedness is secured by real property.  These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the Code of Civil Procedure.  The Guarantor waives all rights and defenses arising out of an election of remedies by PFG, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the Guarantor’s rights of subrogation and reimbursement against the principal by the operation of Section 580d of the Code of Civil Procedure or otherwise.

5.              Acceleration.  Notwithstanding the terms of all or any part of the Indebtedness, the obligations of the Guarantor hereunder to pay and perform all of the Indebtedness shall, at the option of PFG, immediately become due and payable, without notice, and without regard to the expressed maturity of any of the Indebtedness, in the event: Borrower shall fail to pay or perform when due (after giving effect to any applicable grace period) all or any part of the Indebtedness, or any “event of default” (as defined in any present or future agreement between Borrower and PFG or between Guarantor and PFG) shall occur.  All of the foregoing are hereinafter referred to as “Events of Default”.

6.              Revocation.  This is a Continuing Guaranty relating to all of the Indebtedness, including Indebtedness arising under successive transactions which from time to time continue the Indebtedness or renew it after it has been satisfied.  Guarantor waives all benefits of California Civil Code Section 2815, and agrees that the obligations of Guarantor hereunder may not be terminated or revoked in any manner except by giving 90 days’ advance written notice of revocation to PFG at its address above by registered first-class U.S. mail, postage prepaid, return receipt requested, and only as to new loans made by PFG to Borrower more than 90 days after actual receipt of such written notice by PFG.  No termination or revocation of this Guaranty shall be effective until 90 days following the date of actual receipt of said written notice of revocation by PFG.  Notwithstanding such written notice of revocation or any other act of Guarantor or any other event or circumstance, Guarantor agrees that this Guaranty and all consents, waivers and other provisions hereof shall continue in full force and effect as to any and all Indebtedness which is outstanding on or before the 90th day following actual receipt of said written notice of revocation by PFG, and all extensions, renewals and modifications of said Indebtedness (including without limitation amendments, extensions, renewals and modifications which are evidenced by new or additional instruments, documents or agreements executed before or after expiration of said 90-day period), and all interest thereon, accruing before or after expiration of said 90-day period, and all attorneys’ fees, court costs and collection charges, incurred before or after expiration of said 90-day period, in endeavoring to collect or enforce any of the foregoing against Borrower, Guarantor or any other person liable thereon (whether or not suit be brought) and any other expenses of, for or incidental to collection thereof.

7.              Independent Liability.  Guarantor hereby agrees that one or more successive or concurrent actions may be brought hereon against Guarantor, in the same action in which Borrower may be sued or in separate actions, as often as deemed advisable by PFG.  The liability of Guarantor hereunder is exclusive and independent of any other guaranty of any or all of the Indebtedness whether executed by Guarantor or by any other guarantor (including without limitation any other persons signing this Guaranty).  The liability of Guarantor hereunder shall not be affected, revoked, impaired, or reduced by any one or more of the following:  (a) the fact that the Indebtedness exceeds the maximum amount of Guarantor’s liability, if any, specified herein or elsewhere (and no agreement specifying a maximum amount of Guarantor’s liability shall be enforceable unless set forth in a writing signed by PFG or set forth in this Guaranty); or (b) any direction as to the application of payment by Borrower or by any other party; or (c) any other continuing or restrictive guaranty or undertaking or any limitation on the liability of any other guarantor (whether under this Guaranty or under any other

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agreement); or (d) any reduction of any such other guaranty or undertaking; or (e) any revocation, amendment, modification or release of any such other guaranty or undertaking.  Guarantor hereby expressly represents that it was not induced to give this Guaranty by the fact that there are or may be other guarantors either under this Guaranty or otherwise, and Guarantor agrees that any release of any one or more of such other guarantors shall not release Guarantor from its obligations hereunder either in full or to any lesser extent.

8.              Financial Condition of Borrower.  Guarantor is fully aware of the financial condition of Borrower and is executing and delivering this Guaranty at Borrower’s request and based solely upon its own independent investigation of all matters pertinent hereto, and Guarantor is not relying in any manner upon any representation or statement of PFG with respect thereto.  Guarantor represents and warrants that it is in a position to obtain, and Guarantor hereby assumes full responsibility for obtaining, any additional information concerning Borrower’s financial condition and any other matter pertinent hereto as Guarantor may desire, and Guarantor is not relying upon or expecting PFG to furnish to it any information now or hereafter in PFG’s possession concerning the same or any other matter.  By executing this Guaranty, Guarantor knowingly accepts the full range of risks encompassed within a contract of continuing guaranty, which risks Guarantor acknowledges include without limitation the possibility that Borrower will incur additional Indebtedness for which Guarantor will be liable hereunder after Borrower’s financial condition or ability to pay such Indebtedness has deteriorated and/or after bankruptcy or insolvency proceedings have been commenced by or against Borrower.  Guarantor shall have no right to require PFG to obtain or disclose any information with respect to the Indebtedness, the financial condition or character of Borrower, the existence of any collateral or security for any or all of the Indebtedness, the filing by or against Borrower of any bankruptcy or insolvency proceeding, the existence of any other guaranties of all or any part of the Indebtedness, any action or non-action on the part of PFG, Borrower, or any other person, or any other matter, fact, or occurrence.

9.              Reports and Financial Statements of Guarantor.  Guarantor shall, at its sole cost and expense, from time to time, prepare or cause to be prepared, and provide to PFG upon PFG’s request (i) such financial statements and reports concerning Guarantor for such periods of time as PFG may designate in its good faith business judgment, (ii) such other information concerning Guarantor’s business, financial condition or affairs as PFG may request in its good faith business judgment. Guarantor further agrees to give prompt written notice to PFG of any material adverse change in Guarantor’s financial condition and of any condition or event which constitutes an Event of Default under this Guaranty.  All reports and information furnished to PFG hereunder shall be accurate and correct in all material respects and will not omit information needed to make the same not misleading. The condentiality agreement in Section 9.16 of the Security Agreement of even date between Guarantor and PDF shall be applicable to all confidential information provided by Guarantor pursuant to this Guaranty.

10.       Representations and Warranties.  Guarantor hereby represents and warrants that (i) it is in Guarantor’s direct interest to assist Borrower in procuring credit, because Borrower is an affiliate of Guarantor, furnishes goods or services to Guarantor, purchases or acquires goods or services from Guarantor, and/or otherwise has a direct or indirect corporate or business relationship with Guarantor, (ii) this Guaranty has been duly and validly authorized, executed and delivered and constitutes the valid and binding obligation of Guarantor, enforceable in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency and other similar laws affecting creditors generally and by equitable principles (regardless of whether enforcement is sought in equity or at law), and (iii) the execution and delivery of this Guaranty does not violate or constitute a default under (with or without the giving of notice, the passage of time, or both) any order, judgment, decree, or any material instrument or agreement to which Guarantor is a party or by which it or its assets are affected or bound.

11.       Costs.  Whether or not suit be instituted, Guarantor agrees to reimburse PFG on demand for all reasonable attorneys’ fees and all other reasonable costs and expenses incurred by PFG in enforcing this Guaranty, or arising out of or relating in any way to this Guaranty. In the event either PFG or Guarantor files any lawsuit against the other predicated on a breach of this Guaranty, the prevailing party in such action shall be entitled to recover its attorneys’ fees and costs of suit from the non-prevailing party.

12.       Notices.  Any notice which a party shall be required or shall desire to give to the other hereunder (except for notice of revocation, which shall be governed by Section 6 of this Guaranty) shall be given by personal delivery, reputable overnight courier service, or by telecopier or by depositing the same in the United States mail, first class postage pre-paid, addressed to PFG at its address set forth in the heading of this Guaranty and to Guarantor at its address set forth under its signature hereon, and such notices shall be deemed duly given on the date of personal delivery, or one business day after sent by reputable overnight courier service, or one day after the date telecopied or 3 business days after the date of mailing as aforesaid.  PFG and Guarantor may change their address for purposes of receiving notices hereunder by giving written notice thereof to the other party in accordance herewith.  Guarantor shall give PFG immediate written notice of any change in its address.

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13.       Construction; Severability. As used in this Guaranty, the term “property” is used in its most comprehensive sense and shall mean all property of every kind and nature whatsoever, including without limitation real property, personal property, mixed property, tangible property and intangible property.  Words used herein in the masculine gender shall include the neuter and feminine gender, words used herein in the neuter gender shall include the masculine and feminine, words used herein in the singular shall include the plural and words used in the plural shall include the singular, wherever the context so reasonably requires.  If any provision of this Guaranty or the application thereof to any party or circumstance is held invalid, void, inoperative or unenforceable, the remainder of this Guaranty and the application of such provision to other parties or circumstances shall not be affected thereby, the provisions of this Guaranty being severable in any such instance.

14.       General Provisions.  PFG shall have the right to seek recourse against Guarantor to the full extent provided for herein and in any other instrument or agreement evidencing obligations of Guarantor to PFG, and against Borrower to the full extent of the Indebtedness.  No election in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of PFG’s right to proceed in any other form of action or proceeding or against any other party.  The failure of PFG to enforce any of the provisions of this Guaranty at any time or for any period of time shall not be construed to be a waiver of any such provision or the right thereafter to enforce the same.  All remedies hereunder shall be cumulative and shall be in addition to all rights, powers and remedies given to PFG by law or under any other instrument or agreement.  Time is of the essence in the performance by Guarantor of each and every obligation under this Guaranty.  If Borrower is a corporation, partnership or other entity, Guarantor hereby agrees that PFG shall have no obligation to inquire into the power or authority of Borrower or any of its officers, directors, partners, or agents acting or purporting to act on its behalf, and any Indebtedness made or created in reliance upon the professed exercise of any such power or authority shall be included in the Indebtedness guaranteed hereby.  This Guaranty is the entire and only agreement between Guarantor and PFG with respect to the guaranty of the Indebtedness of Borrower by Guarantor, and all representations, warranties, agreements, or undertakings heretofore or contemporaneously made, which are not set forth herein, are superseded hereby.  No course of dealings between the parties, no usage of the trade, and no parol or extrinsic evidence of any nature shall be used or be relevant to supplement or explain or modify any term or provision of this Guaranty.  There are no conditions to the full effectiveness of this Guaranty.  The terms and provisions hereof may not be waived, altered, modified, or amended except in a writing executed by Guarantor and a duly authorized officer of PFG.  All rights, benefits and privileges hereunder shall inure to the benefit of and be enforceable by PFG and its successors and assigns and shall be binding upon Guarantor and its successors and assigns. Section headings are used herein for convenience only.  Guarantor acknowledges that the same may not describe completely the subject matter of the applicable Section, and the same shall not be used in any manner to construe, limit, define or interpret any term or provision hereof.

15.       Governing Law; Venue and Jurisdiction.  This instrument and all acts and transactions pursuant or relating hereto and all rights and obligations of the parties hereto shall be governed, construed, and interpreted in accordance with the internal laws of the State of California.  In order to induce PFG to accept this Guaranty, and as a material part of the consideration therefor, Guarantor (i) agrees that all actions or proceedings relating directly or indirectly hereto shall, at the option of PFG, be litigated in courts located within Santa Clara County, California, (ii) consents to the jurisdiction of any such court and consents to the service of process in any such action or proceeding by personal delivery or any other method permitted by law; and (iii) waives any and all rights Guarantor may have to transfer or change the venue of any such action or proceeding.

16.       Mutual Waiver of Right to Jury Trial.  PFG AND GUARANTOR HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION, CLAIM, LAWSUIT OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (i) THIS GUARANTY OR ANY SUPPLEMENT OR AMENDMENT THERETO; OR (ii) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN PFG AND GUARANTOR; OR (iii) ANY BREACH, CONDUCT, ACTS OR OMISSIONS OF PFG OR GUARANTOR OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSON AFFILIATED WITH OR REPRESENTING PFG OR GUARANTOR; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

17.       Receipt of Copy.  Guarantor acknowledges receipt of a copy of this Guaranty.

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software, computer programs or other works of authorship being registered and confirming the grant of a security interest therein in favor of Secured Party

4.                                       This Agreement is being executed and delivered pursuant to the Security Agreement; nothing herein limits any of the terms or provisions of the Security Agreement, and PFG’s rights hereunder and under the Security Agreement are cumulative. This Agreement, the Security Agreement and the other Debtor Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, oral representations, oral agreements and oral understandings between the parties.  This Agreement may not be modified or amended, nor may any rights hereunder be waived, except in a writing signed by the parties hereto.  In the event of any litigation between the parties based upon, arising out of, or in any way relating to this Agreement, the prevailing party shall be entitled to recover all of his costs and expenses (including without limitation attorneys’ fees) from the non-prevailing party. This Agreement and all acts, transactions, disputes and controversies arising hereunder or relating hereto, and all rights and obligations of PFG and Grantor shall be governed by, and construed in accordance with the internal laws (and not the conflict of laws rules) of the State of California.

Address of Grantor:	INTERWAVE ADVANCED COMMUNICATIONS, INC.
2495 Leghorn Mountain View, California 94043

	By	/s/ Cal R. Hoagland
	Title	SVP and CFO

Address of PFG:	PARTNERS FOR GROWTH, L.P.

560 Mission Street, 3rd floor San Francisco, CA 94105

	By	/s/ Andrew Kahn
	Title	Manager, Partners for Growth, LLC
Its General Partner

Form:  Version-0